                                   PROSPECTUS
                                 April 30, 1998
                        WARBURG PINCUS TRUST

                           ---------------------------- EMERGING MARKETS
                          PORTFOLIO

 Warburg Pincus Trust shares are not available directly to individual investors but may
 be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers five investment funds, one of which is offered pursuant to this Prospectus (the "Portfolio"):

THE EMERGING MARKETS PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets. International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods.

Shares of the Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. The Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolio that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about the Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov.) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolio. The Statement of Additional Information is also available upon request and without charge by calling the Trust at (800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
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

THE PORTFOLIO'S EXPENSES
--------------------------------------------------------------------------------

Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)....................     0
Annual Portfolio Operating Expenses
     (as a percentage of average net assets)
     Management Fees........................................  0.81%
     12b-1 Fees.............................................     0
     Other Expenses*........................................  0.59%
                                                              ----
     Total Portfolio Operating Expenses (after fee waivers
      and expense reimbursements)*..........................  1.40%
EXAMPLE
  You would pay the following expenses on a $1,000
     investment, assuming (1) 5% annual return and (2)
     redemption at the end of each time period:
  1 year....................................................   $14
  3 years...................................................   $44

--------------------------------------------------------------------------------
* Annual Portfolio Operating Expenses for the Portfolio are based on annualized estimates of expenses for the fiscal year ending December 31, 1998, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Portfolio would equal 1.25%; Other Expenses would equal .71%; and Total Portfolio Operating Expenses would equal 1.96%. The investment adviser and co-administrator have undertaken to limit the Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1999.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Portfolio's actual performance will vary and may result in a return greater or less than 5%.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
  The investment objective of the Emerging Markets Portfolio is to seek long-term growth of capital. The Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Portfolio. Any investment involves risk and, therefore, there can be no assurance that the Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolio may make.
  The Portfolio is a non-diversified portfolio that pursues its investment objective by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets. An investment in the Portfolio may involve a greater degree of risk than investment in other mutual funds that seek capital growth by investing in larger, more developed markets.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of issuers in Emerging Markets (as defined below), and the Portfolio intends to acquire securities of many issuers located in a number of different countries. The Portfolio will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country and the Emerging Markets in which the Portfolio invests will vary from time to time. However, the Portfolio will at all times, except during defensive periods, maintain investments in at least three countries outside the United States. An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of an issuer: (i) the principal securities trading market for which is in an Emerging Market; (ii) which derives at least 50% of its revenues or earnings, either alone or on a consolidated basis, from goods produced or sold, investments made or services performed in an Emerging Market, or which has at least 50% of its total or net assets situated in one or more Emerging Markets; or (iii) that is organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to whether an issuer is an Emerging Markets issuer will be made by Warburg Pincus Asset Management, Inc., the Portfolio's investment adviser ("Warburg"), based on publicly available information and inquiries made to the issuers.
  As used in this Prospectus, an Emerging Market is any country (i) which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation (the "IFC") or by the United Nations Development Programme or (ii) which is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index or (iii) which has a gross national product ("GNP") per capita of $2,000 or less, in each case at the time of the Portfolio's investment. Among the countries which Warburg currently considers to be Emerging Markets are the following: Algeria, Angola, Antigua, Argentina, Armenia, Azerbaijan, Bangladesh, Barbados, Barbuda, Belarus, Belize, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Cambodia, Chile, People's Republic of China, Republic of China (Taiwan), Colombia, Cyprus, Czech Republic, Dominica, Ecuador, Egypt, Estonia, Georgia, Ghana, Greece, Grenada, Guyana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Republic of Korea (South Korea), Latvia, Lebanon, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Montserrat, Morocco, Mozambique, Myanmar (Burma), Namibia, Nepal, Nigeria, Pakistan, Panama, Papua New Guinea, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Russia, Saudi Arabia, Singapore, Slovakia, Slovenia, South Africa, Sri Lanka, St. Kitts and Nevis, St. Lucia, St. Vincent and the Grenadines, Swaziland, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Turkmenistan, Uganda, Ukraine, Uruguay, Uzbekistan, Venezuela, Vietnam, Yugoslavia, Zambia and Zimbabwe. Among the countries that will not be considered Emerging Markets are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.
  The Portfolio may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.
  In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The Portfolio may invest up to 35% of its total assets in debt securities (other than money market obligations) for the purpose of seeking growth of capital. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, the Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. When such a defensive posture is warranted, the Portfolio may also invest temporarily without limit in other securities of U.S. companies.
  The Portfolio may invest or hold up to 35% of its net assets in fixed-income securities (including convertible bonds) rated below investment grade (commonly referred to as "junk bonds") and as low as C by Moody's or D by S&P, or in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. In selecting debt securities for the Portfolio, Warburg will review and monitor the creditworthiness of each issuer and issue, in addition to relying on ratings assigned by Moody's or S&P. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  For a complete description of rating systems of Moody's and S&P, see the appendix to the Statement of Additional Information.
  Among the types of debt securities in which the Portfolio may invest are Brady Bonds and loan participations and assignments.
  Brady Bonds are collateralized or uncollateralized securities created through the exchange of existing commercial bank loans to public and private Latin American entities for new bonds in connection with certain debt restructurings. Brady Bonds have been issued only recently and therefore do not have a long payment history. However, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.
  Loan Participations and Assignments of fixed and floating rate loans arranged through private negotiations between a foreign government as borrower and one or more financial institutions as lenders will typically result in the Portfolio having a contractual relationship only with the lender, in the case of a participation, or the borrower, in the case of an assignment. The Portfolio may not directly benefit from any collateral supporting a participation, and in the event of the insolvency of a lender will be treated as a general creditor of the lender. As a result, the Portfolio assumes the risk of both the borrower and the lender of a participation. The Portfolio's rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The lack of a liquid secondary market for both participations and assignments will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of participations or assignments.
  MONEY MARKET OBLIGATIONS. The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  WARRANTS. The Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  EMERGING MARKETS. The Portfolio may invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging market countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

  SMALLER CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED
ISSUERS. Investing in securities of emerging growth and small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks than investing in larger, more established companies since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities and the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  NON-DIVERSIFIED STATUS. The Portfolio is classified as non-diversified under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Being non-diversified means that the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
  BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, the Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  YEAR 2000 COMPLIANCE. Many services provided to the Portfolio and its shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolio's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolio nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolio's investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolio's foreign investments.
  The Warburg Service Providers anticipate that their systems and those of the Portfolio's other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolio's other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  The Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Portfolio. The Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. It is not possible to predict the Portfolio's turnover rate. However, it is anticipated that the Portfolio's annual turnover rate should not exceed 100%. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of the Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolio's distributor ("Counsellors Securities"). The Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, the Portfolio is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed-delivery, (ii) lending portfolio securities; and (iii) entering into reverse repurchase agreements and dollar rolls. The Portfolio may also invest in asset-backed securities, mortgage-backed securities, zero coupon securities and stand-by commitments, although the Portfolio currently anticipates that during the coming year investments in any one of these strategies will not exceed 5% of net assets. Detailed information concerning the Portfolio's strategies and their related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. The Portfolio will ordinarily hold no less than 65% of its total assets in foreign securities of non-U.S. issuers in emerging markets. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investment in securities of issuers in emerging markets.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, the Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts and swaps. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Portfolio's current or anticipated portfolio holdings,
(ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Portfolio's net asset value and performance. Therefore, an investment in the Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Stock Index Options. The Portfolio may utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Portfolio may also utilize up to 15% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Commodity Options. The Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of the Portfolio's assets that may be at risk with respect to futures activities.

  Currency Exchange Transactions. The Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Swaps. The Portfolio may enter into swaps relating to indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, or is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
  The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.
  Hedging Considerations. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts, currency exchange transactions and swaps for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. The Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; forward currency contracts; and swaps. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  SHORT SALES AGAINST THE BOX. The Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  The Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. The Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. The Trust employs Warburg as investment adviser to the Portfolio. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for the Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. Warburg also employs a support staff of management personnel to provide services to the Portfolio and furnishes the Portfolio with office space, furnishings and equipment.
  For the services provided by Warburg, the Portfolio pays Warburg a fee calculated at an annual rate of 1.25% of the Portfolio's average daily net assets. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolio.
  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  PORTFOLIO MANAGERS. Richard H. King and Vincent J. McBride have been Co-Portfolio Managers of the Portfolio since the Portfolio's inception, and Morid Kamshad has been Associate Portfolio Manager and Research Analyst since April 1998.
  Mr. King, a Managing Director of Warburg, has been with Warburg since 1989. Mr. McBride, a Senior Vice President of Warburg, has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. Mr. Kamshad, a Vice President of Warburg, has been with Warburg since June 1997. Prior to joining Warburg, Mr. Kamshad was a senior investment manager at Pictet Asset Management from 1995 to 1997. From 1994 to 1995 he was an investment analyst at HSBC Asset Management, prior to which time he was a business development manager at Air Products and Chemicals-France.
  CO-ADMINISTRATORS. The Portfolio employs Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolio, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolio. As compensation, the Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Portfolio employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the Portfolio pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIAN. State Street Bank and Trust Company ("State Street") and PNC Bank, National Association ("PNC") serve as custodian of the Portfolio's non-U.S. and U.S. assets, respectively. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolio. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ("Service Organizations") with whom it enters into agreements up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with the Portfolio. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Portfolio shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage the Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of the Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select a Portfolio as an investment option for a Variable Contract or Plan.
  All investments in the Portfolio are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by the Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of the Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolio during the morning of the next business day with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to the Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of the Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. The Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. The Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  The Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Code. The Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolio may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from the Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  Constructive Sales. If the Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales. The Portfolio's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Foreign Taxes. Dividends and interest received by the Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will bear the cost of foreign tax withholding in the form of increased expenses to the Portfolio, but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Portfolio by reason of the tax-deferred status of Variable Contracts.
  Internal Revenue Service Requirements. The Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  The Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Portfolio generally changes every day.
  The net asset value per share of the Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, the Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of the Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing the Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of the Portfolio's return over a longer market cycle. The Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.
  The Portfolio or a Participating Insurance Company or Plan sponsor may compare the Portfolio's performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) the IFC Emerging Market Free Index, the IFC Investible Index and the Morgan Stanley Capital International Emerging Markets Free Index and/or other indexes prepared by Morgan Stanley relating to securities represented in the Portfolio, all of which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, the Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, the Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, the Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of five series have been authorized, one of which constitutes the interests in the Portfolio. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. The Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in the Portfolio may conflict. The Board will monitor the Portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in the Portfolio. As a result, the Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolio, as well as certain statistical characteristics of the Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIO IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

The Portfolio's Expenses.................................      2
Investment Objective and Policies........................      3
Portfolio Investments....................................      4
Risk Factors and Special Considerations..................      5
Portfolio Transactions and Turnover Rate.................      7
Certain Investment Strategies............................      7
Investment Guidelines....................................     10
Management of the Portfolio..............................     10
How to Purchase and Redeem Shares........................     11
Dividends, Distributions and Taxes.......................     12
Net Asset Value..........................................     13
Performance..............................................     13
General Information......................................     14

                             [WARBURG PINCUS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TREMK-1-0498

                                   PROSPECTUS
                                 April 30, 1998
                         WARBURG PINCUS TRUST

                           ---------------------------- GROWTH & INCOME
                           PORTFOLIO

 Warburg Pincus Trust shares are not available directly to individual investors but may
 be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers five investment funds, one of which is offered pursuant to this Prospectus (the "Portfolio"):

The GROWTH & INCOME PORTFOLIO (the "Portfolio") seeks long-term growth of capital and income by investing primarily in dividend-paying equity securities.

Shares of the Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. The Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolio that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about the Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolio. The Statement of Additional Information is also available upon request and without charge by calling the Trust at (800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information relating to the Portfolio, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIO'S EXPENSES
--------------------------------------------------------------------------------

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a percentage
     of offering price).....................................      0
Annual Portfolio Operating Expenses (as a percentage of
  average net assets)
  Management Fees*..........................................   0.57%
  12b-1 Fees................................................      0
  Other Expenses*...........................................   0.43%
                                                               ----
  Total Portfolio Operating Expenses (after fee waivers and
     expense reimbursements)*...............................   1.00%
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 year...................................................    $10
   3 years..................................................    $32

--------------------------------------------------------------------------------
* Annual Portfolio Operating Expenses for the Portfolio are based on annualized estimates of expenses for the fiscal year ending December 31, 1998, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Portfolio would equal .75%; Other Expenses would equal .53%; and Total Portfolio Operating Expenses would equal 1.28%. The Portfolio's investment adviser and co-administrator have undertaken to limit the Portfolio's Total Portfolio Operating Expenses to the limit shown in the table above through December 31, 1999.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
  The following information for the fiscal period ended December 31, 1997 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Portfolio is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at (800) 369-2728.

                                                                For the Period
                                                               October 31, 1997
                                                               (Commencement of
                                                              Operations) through
                                                               December 31, 1997
                                                              -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................            $10.00
                                                               ------------
  Income from Investment Operations:
  Net Investment Income.....................................           0.04
  Net Gain on Securities (both realized and unrealized).....           0.35
                                                               ------------
  Total from Investment Operations..........................           0.39
                                                               ------------
  Less Distributions:
  Dividends from Net Investment Income......................          (0.03)
  Return of Capital.........................................          (0.03)
                                                               ------------
  Total Distributions.......................................          (0.06)
                                                               ------------
NET ASSET VALUE, END OF PERIOD..............................         $10.33
                                                               ============
Total Return................................................           3.89%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................         $1,993
Ratios to Average Daily Net Assets:
  Operating expenses........................................           1.00%@*
  Net investment income.....................................           2.08%*
  Decrease reflected in above operating expense ratio due to
     waivers/reimbursements.................................           9.42%*
Portfolio Turnover Rate.....................................          64.38%*
Average Commission Rate#....................................        $0.0599

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
+  Non-annualized.
*  Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period to which there was a commission charged.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  The Growth & Income Portfolio's investment objectives are to seek long-term growth of capital and income. The Portfolio's objectives are a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Portfolio. Any investment involves risk and, therefore, there can be no assurance that the Portfolio will achieve its investment objectives. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolio may make.
  The Portfolio is a diversified management investment fund that pursues its objectives by investing primarily in equity securities. The policy of the Portfolio is to invest, under normal market conditions, substantially all of its assets in equity securities that Warburg Pincus Asset Management, Inc., the Portfolio's investment adviser ("Warburg"), considers to be relatively undervalued. Warburg will determine whether a company is undervalued based upon research and analysis, taking into account, among other factors, price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth, debt/capital ratio and multiples of earnings of comparable securities. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. These factors are not applied to prospective investments in a mechanical way; rather, Warburg analyzes each security individually, taking all relevant factors into account. Equity securities include common stocks, securities which are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock.
  The Portfolio may hold securities of any size, but currently expects to focus on companies with market capitalizations of $1 billion or greater at the time of initial purchase. The Portfolio seeks to achieve its income objective by investing in dividend-paying equity securities, although the Portfolio may also derive income from investing in fixed income securities. The amount of income generated from the Portfolio will fluctuate, and investments in common stock in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations.
  The Portfolio may invest up to 20% of its total assets in securities in foreign issuers and may hold from time to time various foreign currencies pending investment in foreign securities or conversion into U.S. dollars. The Portfolio may also purchase without limitation dollar-denominated American Depositary Receipts ("ADRs"). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The Portfolio may invest up to 20% of its total assets in debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking growth of capital and income. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for growth of capital when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  Within the 20% limitation on investments in debt securities, up to 10% of the Portfolio's assets may be invested in debt securities rated below investment grade, including convertible debt securities. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolio's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities and considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.
  When Warburg believes that a defensive posture is warranted, the Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.
  ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. In addition to the Portfolio's authority to invest in money market securities but within the 20% limitation on investments in debt securities, the Portfolio may invest up to 5% of its net assets in asset-backed securities and mortgage-backed securities:
  Asset-backed securities are collateralized by interests in pools of consumer loans, with interest and principal payments ultimately depending on payments in respect of the underlying loans by individuals (or a financial institution providing credit enhancement). Because market experience in these securities is limited, the market's ability to sustain liquidity through all phases of the market cycle had not been tested. In addition, there is no assurance that the security interest in the collateral can be realized. The Portfolio may purchase asset-backed securities that are unrated.
  Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgage-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.
  MONEY MARKET OBLIGATIONS. The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Portfolio may enter into repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).
  CONVERTIBLE SECURITIES. Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Up to 10% of the Portfolio's net assets may be invested in convertible securities rated below investment grade at the time of purchase (as low as C by Moody's or D by S&P) or deemed by Warburg to be of equivalent quality.
  WARRANTS. The Portfolio may invest up to 15% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to the Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, the Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.
  For a complete description of rating systems of Moody's and S&P, see the appendix to the Statement of Additional Information.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

  YEAR 2000 COMPLIANCE. Many services provided to the Portfolio and its shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolio's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolio nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolio's investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolio's foreign investments.
  The Warburg Service Providers anticipate that their systems and those of the Portfolio's other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolio's other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  The Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Portfolio. The Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objectives and policies. It is not possible to predict the Portfolio's turnover rate. However, it is anticipated that the Portfolio's annual turnover rate should not exceed 150%. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of the Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolio's distributor ("Counsellors Securities"). The Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, the Portfolio is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. Detailed information concerning the Portfolio's strategies and their related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with ADRs, European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  REITS. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.
  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.
  OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, the Portfolio may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) except with respect to currency exchange transactions, to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Portfolio's net asset value and performance. Therefore, an investment in the Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Stock Index Options. The Portfolio may write covered call options and put options and purchase put and call options on securities and stock indexes and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. Such options may be traded on an exchange or may trade over-the-counter ("OTC"). The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Commodity Options. The Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of the Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Hedging Considerations. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. The Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  SHORT SALES AGAINST THE BOX. The Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. The Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. The Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  The Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers;
(ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. The Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. The Trust employs Warburg as investment adviser to the Portfolio. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolio in accordance with the Portfolio's investment objectives and stated investment policies. Warburg makes investment decisions for the Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. Warburg also employs a support staff of management personnel to provide services to the Portfolio and furnishes the Portfolio with office space, furnishings and equipment.
  For the services provided by Warburg, the Portfolio pays Warburg a fee calculated at an annual rate of .75% of its average daily net assets. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolio.
  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  PORTFOLIO MANAGER. Brian S. Posner has been the Portfolio Manager of the Portfolio since its inception. Mr. Posner, a Managing Director of Warburg since January 1997, was an employee of Fidelity Investments ("Fidelity") from 1987 until December 1996. He was the vice president and portfolio manager of the Fidelity Equity-Income II Fund (1992-December 1996); the portfolio manager of the Fidelity Value Fund (1990-1992); assistant portfolio manager of the Fidelity Equity-Income Fund (1989-1990); assistant portfolio manager of the Fidelity Capital Appreciation Fund (1989); portfolio manager of the Fidelity Select Property-Casualty Insurance Portfolio (1987-1990).
  CO-ADMINISTRATORS. The Portfolio employs Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolio, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolio and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolio. As compensation, the Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Portfolio employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the Portfolio pays PFPC a fee calculated at an annual rate of .15% of the Portfolio's first $500 million in average daily net assets, .10% of the next $1 billion in average daily net assets and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC"), serves as custodian of the Portfolio's U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian of the Portfolio's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolio. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Warburg, Counsellors Securities or its affiliates may enter into agreements with Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ("Service Organizations") to pay a fee of up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with the Portfolio. A portion of the Service Fee may be borne by the Portfolio as a transfer agency fee. In addition, a Service Organization may directly or indirectly pay a portion of its Service Fee to the Portfolio's custodian or transfer agent for costs related to Portfolio accounts it services. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Portfolio shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage the Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of the Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select the Portfolio as an investment option for a Variable Contract or Plan.
  All investments in the Portfolio are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by the Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of a Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolio during the morning of the next business day with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to the Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of the Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. The Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. The Portfolio declares dividends from its net investment income quarterly. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  The Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Code. The Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolio may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from the Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  Constructive Sales. If the Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales. The Portfolio's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Internal Revenue Service Requirements. The Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  The Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Portfolio generally changes every day.
  The net asset value per share of the Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, the Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of the Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing the Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of the Portfolio's return over a longer market cycle. The Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.
  The Portfolio or a Participating Insurance Company or Plan sponsor may compare the Portfolio's performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) with the S&P 500 Index, which is an unmanaged index of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and financial publications, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, the Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, the Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, the Portfolio and its portfolio managers may render periodic updates of Portfolio investment activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Portfolio may also discuss various measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of five series have been authorized, one of which constitutes the interests in the Portfolio. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. The Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in the Portfolio may conflict. The Board will monitor the Portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in the Portfolio. As a result, the Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolio, as well as certain statistical characteristics of a Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIO IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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

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

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

                               TABLE OF CONTENTS

The Portfolio's Expenses.................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    4
Portfolio Investments....................................    4
Risk Factors and Special Considerations..................    6
Portfolio Transactions and Turnover Rate.................    7
Certain Investment Strategies............................    7
Investment Guidelines....................................    8
Management of the Portfolio..............................   10
How to Purchase and Redeem Shares........................   11
Dividends, Distributions and Taxes.......................   12
Net Asset Value..........................................   12
Performance..............................................   13
General Information......................................   13

                             (WARBURG PINCUS LOGO)

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRGRI-1-0498

                                   PROSPECTUS
                                 April 30, 1998
                       WARBURG PINCUS TRUST

                         -------------------------- INTERNATIONAL EQUITY
                         PORTFOLIO

 Warburg Pincus Trust shares are not available directly to individual investors but may
 be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers five investment funds, one of which, the International Equity Portfolio (the "Portfolio"), is offered pursuant to this Prospectus.

THE INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers. International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See "Risk Factors and Special Considerations."

Shares of the Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. The Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolio that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about the Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolio. The Statement of Additional Information is available to investors without charge by calling the Trust at
(800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIO'S EXPENSES
--------------------------------------------------------------------------------

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price)........................................     0
Annual Portfolio Operating Expenses (as a percentage of
  average net assets)
  Management Fees...........................................  1.00%
  12b-1 Fees................................................     0
  Other Expenses*...........................................  0.36
                                                              ----
  Total Portfolio Operating Expenses (after fee waivers and
     expense reimbursements)*...............................  1.36%
                                                              ====
EXAMPLE
  You would pay the following expenses on a $1,000
     investment, assuming (1) 5% annual return and (2)
     redemption at the end of each time period:
   1 year...................................................  $ 14
   3 years..................................................  $ 43
   5 years..................................................  $ 74
  10 years..................................................  $164

--------------------------------------------------------------------------------
* Annual Portfolio Operating Expenses are based on actual expenses for the fiscal year ended December 31, 1997. Operating expenses for the Portfolio were reduced by .01% for the fiscal year ended December 31, 1997 as a result of certain arrangements that served to offset portions of the Portfolio's transfer agent expense. After reflecting these arrangements, "Total Portfolio Operating Expenses (after fee waivers)" for the Portfolio were 1.35% for the fiscal year ended December 31, 1997.
                          ---------------------------

The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information for the two fiscal years ended December 31, 1997 and the fiscal period ended December 31, 1995 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Portfolio is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at (800) 369-2728.

                                                                    For the            For the Period
                                                                   Year Ended           June 30, 1995
                                                                  December 31,        (Commencement of
                                                              --------------------   Operations) through
                                                                1997        1996      December 31, 1995
                                                              --------    --------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $11.48      $10.65                $10.00
                                                                ------      ------    ------------
  Income from Investment Operations:
  Net Investment Income.....................................      0.10        0.00            0.03
  Net Gain (Loss) from Securities and Foreign Currency
     Related Items (both realized and unrealized)...........     (0.37)       1.06            0.70
                                                                ------      ------    ------------
  Total from Investment Operations..........................     (0.27)       1.06            0.73
                                                                ------      ------    ------------
  Less Distributions:
  Dividends from net investment income......................     (0.01)      (0.06)          (0.01)
  Distributions in excess of net investment income..........      0.00       (0.10)          (0.07)
  Distributions from realized gains.........................      0.00       (0.06)           0.00
  Distributions in excess of realized gains.................     (0.71)      (0.01)           0.00
                                                                ------      ------    ------------
  Total Distributions.......................................     (0.72)      (0.23)          (0.08)
                                                                ------      ------    ------------
NET ASSET VALUE, END OF PERIOD..............................    $10.49      $11.48                $10.65
                                                                ======      ======    ============
Total Return................................................     (2.26%)      9.98%           7.30%+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)............................  $347,229    $298,218               $64,537
Ratios to Average Daily Net Assets:
  Operating Expenses........................................      1.36%@      1.36%@          1.44%*
  Net Investment Income.....................................      0.66%       0.64%           0.48%*
  Decrease reflected in above operating expense ratios due
     to waivers/reimbursements..............................      0.00%       0.04%           0.77%*
Portfolio Turnover Rate.....................................     78.65%      30.82%           8.31%+
Average Commission Rate#....................................    $.0163     $0.0232                    --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balance is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .01% and .00% for the years ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.35% and 1.36% for the years ended December 31, 1997 and 1996, respectively.
+ Non-annualized.
*  Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
  The International Equity Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Portfolio. Any investment involves risk and, therefore, there can be no assurance that the Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolio may make.
  The Portfolio is a diversified investment fund that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg Pincus Asset Management, Inc., the Portfolio's investment adviser ("Warburg"), have their principal business activities and interests outside of the United States. The Portfolio will ordinarily invest substantially all of its assets -- but no less than 65% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. Generally the Portfolio will hold no less than 65% of its total assets in at least three countries other than the United States. The Portfolio intends to be widely diversified across securities of many corporations located in a number of different countries. Warburg anticipates, however, that the Portfolio may from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. See "Risk Factors and Special Considerations -- Japanese Investments" below. In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), invest in the securities of closed-end investment companies that invest in foreign securities.
  The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The Portfolio may invest up to 35% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such events in its determination of whether the Portfolio should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, the Portfolio may invest temporarily without limit in U.S. and foreign investment grade debt obligations, other securities of U.S. companies and in domestic and foreign money market obligations, including repurchase agreements.
  MONEY MARKET OBLIGATIONS. The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

  Repurchase Agreements. The Portfolio may enter into repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold securities.
  WARRANTS. The Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  EMERGING MARKETS. The Portfolio may invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging market countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
  JAPANESE INVESTMENTS. The Portfolio may from time to time have a large position in Japanese securities and, as a result, would be subject to general economic and political conditions in Japan. Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of its large trade surpluses Japan has entered a difficult phase in its relations with certain trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.
  The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States.
  Japan has a parliamentary form of government. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms in the Japanese economy cannot be predicted. For additional information, see "Investment Policies -- Japanese Investments" in the Statement of Additional Information.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to the Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  YEAR 2000 COMPLIANCE. Many services provided to the Portfolio and its shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolio's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolio nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolio's investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolio's foreign investments.
  The Warburg Service Providers anticipate that their systems and those of the Portfolio's other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolio's other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  The Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Portfolio. The Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objective and policies. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of the Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolio's distributor ("Counsellors Securities"). The Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, the Portfolio is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed-delivery, (ii) lending portfolio securities and (iii) entering into reverse repurchase agreements and dollar rolls. Detailed information concerning the Portfolio's strategies and their related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. The Portfolio will ordinarily hold no less than 65% of its total assets in foreign securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, the Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts and swaps. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Portfolio's current or anticipated portfolio holdings,
(ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Portfolio's net asset value and performance. Therefore, an investment in the Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.

  Securities Options and Stock Index Options. The Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The Portfolio may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Portfolio may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Commodity Options. The Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of the Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Swaps. The Portfolio may enter into swaps relating to indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, or is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
  The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate a net amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.
  Hedging Considerations. The Portfolio may engage in options, futures, currency transactions and swaps for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts, currency exchange transactions and swaps for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. The Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; forward currency contracts; and swaps. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  SHORT SALES AGAINST THE BOX. The Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale for a security the Portfolio does not wish to sell immediately. The Portfolio will deposit, in a segregated account with its custodian or a qualified sub-custodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  The Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. The Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. The Trust employs Warburg as investment adviser to the Portfolio. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for the Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. Warburg also employs a support staff of management personnel to provide services to the Portfolio and furnishes the Portfolio with office space, furnishings and equipment.
  For the services provided by Warburg, the Portfolio pays Warburg a fee calculated at an annual rate of 1.00% of the Portfolio's average daily net assets. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolio.
  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg indirectly is controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  PORTFOLIO MANAGERS. Richard H. King, Harold W. Ehrlich and Vincent J. McBride serve as Co-Portfolio Managers and Nancy Nierman serves as Associate Portfolio Manager of the Portfolio. Mr. King has been a Portfolio Manager or Co-Portfolio Manager of the Portfolio since its inception and Mr. Ehrlich, Mr. McBride and Ms. Nierman have served the Portfolio in their respective capacities since April 1998. (Mr. Ehrlich and Mr. McBride served as Associate Portfolio Managers and Research Analysts of the Portfolio from its inception to April 1998.)
  Mr. King, a Managing Director of Warburg, has been with Warburg since 1989. Mr. Ehrlich is a Managing Director of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride is a Senior Vice President of Warburg and has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. Ms. Nierman is a Vice President of Warburg and has been with Warburg since April 1996, before which time she was an analyst with Fiduciary Trust Company International.
  CO-ADMINISTRATORS. The Portfolio employs Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolio, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolio. As compensation, the Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Trust employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the Portfolio pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets and .05% of average daily net assets over $750 million. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC"), serves as custodian of the Portfolio's U.S. assets. State Street Bank and Trust Company ("State Street") serves as international custodian of the Portfolio's non-U.S. assets. PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolio. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Participating Insurance Companies and Plans or their affiliates or entities that provide services to them

("Services Organizations") with whom it enters into agreements up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with a Portfolio. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of the Portfolio's shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage the Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of the Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select the Portfolio as an investment option for a Variable Contract or Plan.
  All investments in the Portfolio are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by the Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of the Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolio during the morning of the next business day with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to the Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of the Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. The Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. The Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  The Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolio may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from the Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  Certain provisions of the Code may require that a gain recognized by the Portfolio upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Portfolio upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Portfolio held the securities used to close the short sale. The Portfolio's use of short sales may also affect the holding periods of certain securities held by the Portfolio if such securities are "substantially identical" to securities used by the Portfolio to close the short sale. The Portfolio's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Dividends and interest received by the Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will bear the cost of foreign tax withholding in the form of increased expenses to the Portfolio, but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Portfolio by reason of the tax-deferred status of Variable Contracts.
  Internal Revenue Service Requirements. The Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  The Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Portfolio generally changes every day.
  The net asset value per share of the Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, the Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of the Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing the Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of the Portfolio's return over a longer market cycle. The Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.
  The Portfolio or a Participating Insurance Company or Plan sponsor may compare the Portfolio's performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index and/or other indexes prepared by Morgan Stanley relating to securities represented in the Portfolio, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltds.) and the S&P 500 Index, all of which are unmanaged indexes; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, the Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, the Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, the Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of five series have been authorized, one of which constitutes the interests in the Portfolio. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. The Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in the Portfolio may conflict. The Board will monitor the Portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in the Portfolio. As a result, the Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolio, as well as certain statistical characteristics of the Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIO IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

The Portfolio's Expenses.................................    2
Financial Highlights.....................................    3
Investment Objective and Policies........................    4
Portfolio Investments....................................    4
Risk Factors and Special Considerations..................    5
Portfolio Transactions and Turnover Rate.................    7
Certain Investment Strategies............................    7
Investment Guidelines....................................    9
Management of the Portfolio..............................   10
How to Purchase and Redeem Shares........................   11
Dividends, Distributions and Taxes.......................   12
Net Asset Value..........................................   12
Performance..............................................   12
General Information......................................   13

                          [WARBURG PINCUS FUNDS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRIEQ-1-0498

                                   PROSPECTUS
                                 April 30, 1998
                       WARBURG PINCUS TRUST

                         -------------------------- POST-VENTURE CAPITAL
                         PORTFOLIO

 Warburg Pincus Trust shares are not available directly to individual investors but may
 be offered only through certain insurance products and pension and retirement plans.

                              WARBURG PINCUS LOGO

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers five investment funds, one of which, the Post-Venture Capital Portfolio, is offered pursuant to this Prospectus (the "Portfolio"):

The POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, an investment in the Portfolio involves certain risks and may not be appropriate for all investors.

Shares of the Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. The Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolio that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about the Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolio. The Statement of Additional Information is available to investors without charge by calling the Trust at
(800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIO'S EXPENSES
--------------------------------------------------------------------------------

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................          0
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
  Management Fees...........................................       1.07%
  12b-1 Fees................................................          0
  Other Expenses*...........................................       0.33%
                                                                   ----
  Total Portfolio Operating Expenses (after fee waivers and
     expense reimbursements)*...............................       1.40%
                                                                   ====
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 year...................................................       $ 14
   3 years..................................................       $ 44
   5 years..................................................       $ 77
   10 years.................................................       $168

--------------------------------------------------------------------------------
* Annual Portfolio Operating Expenses are based on actual expenses for the fiscal year ended December 31, 1997, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Portfolio would equal 1.25%; Other Expenses would equal .44%; and Total Portfolio Operating Expenses would equal 1.69%. The investment adviser and co-administrator have undertaken to limit the Portfolio's Total Operating Expenses to the limits shown in the table above through December 31, 1999.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information for the fiscal year ended December 31, 1997 and the fiscal period ended December 31, 1996 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Post-Venture Capital Portfolio is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at
(800) 369-2728.

                                                                                     For the Period
                                                                                   September 30, 1996
                                                                   For the          (Commencement of
                                                                 Year Ended        Operations) through
                                                              December 31, 1997     December 31, 1996
                                                              -----------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................          $9.76               $10.00
                                                               -----------          ------------
  Income from Investment Operations:
  Net Investment Loss.......................................         (0.08)                 0.00
  Net Gain (Loss) from Securities (both realized and
     unrealized)............................................          1.38                 (0.24)
                                                               -----------          ------------
  Total from Investment Operations..........................          1.30                 (0.24)
                                                               -----------          ------------
NET ASSET VALUE, END OF PERIOD..............................        $11.06                       $9.76
                                                               ===========          ============
Total Return................................................         13.34%                (2.40%)+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)............................       $30,520               $12,400
Ratios to average daily net assets:
  Operating expenses........................................          1.40%@                1.41%@*
  Net investment income (loss)..............................         (0.75%)                0.80%*
  Decrease reflected in above operating expense ratio due to
     waivers/reimbursements.................................          0.18%                 4.16%*
Portfolio Turnover Rate.....................................        238.12%                 6.80%+
Average Commission Rate#....................................       $0.0548               $0.0491

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .00% and .01% for the year or period ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.40% and 1.40% for the year or period ended December 31, 1997 and 1996, respectively.
+ Non-annualized.
*  Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
  Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Portfolio should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.
  The investment objective of the Post-Venture Capital Portfolio is to seek long-term growth of capital. The Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Portfolio. Any investment involves risk and, therefore, there can be no assurance that the Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolio may make.
  The Portfolio is a diversified portfolio that pursues an aggressive investment strategy. The Portfolio pursues its investment objective by investing primarily in equity securities of companies considered by Warburg Pincus Asset Management, Inc., the Portfolio's investment adviser ("Warburg"), to be in their post-venture capital stage of development. Although the Portfolio may invest up to 10% of its assets in venture capital and other investment funds, the Portfolio is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), whichever is later, will have been made within ten years prior to the Portfolio's purchase of the company's securities.
  Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average or the Fortune 500. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.
  Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 400 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for institutions. The Portfolio will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized over-the-counter market.
  PRIVATE FUND INVESTMENTS. Up to 10% of the Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of
(a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Portfolio's investments in Private Funds offers individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Portfolio's investments in Private Funds are limited to a maximum of 10% of the Portfolio's assets, these investments are highly speculative and volatile and may produce gains or losses in this portion of the Portfolio that exceed those of the Portfolio's other holdings and of more mature companies generally.
  Because Private Funds generally are investment companies for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and will involve the risks described under "Risk Factors and Special
Considerations -- Non-Publicly Traded Securities; Rule 144A Securities." In valuing the Portfolio's holdings of interests in Private Funds, the Portfolio will be relying on the most recent reports provided by Abbott and by the Private Funds themselves prior to calculation of the Portfolio's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See "Net Asset Value." Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Services ("S&P"). Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see "Risk Factors and Special Considerations -- Below Investment Grade Securities" below and "Investment Policies -- Below Investment Grade Debt Securities" in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see "Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies" in the Statement of Additional Information.
  The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely-held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of net assets.
  OTHER STRATEGIES. The Portfolio may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. The Portfolio's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist.
  To attempt to reduce risk, the Portfolio will diversify its investments over a broad range of issuers operating in a variety of industries. The Portfolio may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Portfolio anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Portfolio will invest primarily in U.S. companies, up to 20% of the Portfolio's assets may be invested in securities of issuers located in any foreign country. Equity securities in which the Portfolio will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Portfolio may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see "Certain Investment Strategies").

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The Portfolio may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) for the purpose of seeking growth of capital. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, the Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.
  MONEY MARKET OBLIGATIONS. The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  WARRANTS. The Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  SMALLER CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED
ISSUERS. Investing in securities of emerging growth and small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks than investing in larger, more established companies since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities and interests in Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities and the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade and comparable unrated securities, (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the ratings organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, the Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

  YEAR 2000 COMPLIANCE. Many services provided to the Portfolio and its shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolio's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolio nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolio's investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolio's foreign investments.
  The Warburg Service Providers anticipate that their systems and those of the Portfolio's other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolio's other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  The Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Portfolio. The Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. It is not possible to predict the Portfolio's turnover rate. However, it is anticipated that the Portfolio's annual turnover rate should not exceed 100%. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of the Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolio's distributor ("Counsellors Securities"). The Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, the Portfolio is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. Detailed information concerning the Portfolio's strategies and their related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, the Portfolio may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Portfolio's net asset value and performance. Therefore, an investment in the Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Stock Index Options. The Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The Portfolio may utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Portfolio may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Commodity Options. The Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of the Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Hedging Considerations. The Portfolio may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on the portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. The Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  SHORT SELLING. The Portfolio may from time to time sell securities short. A short sale is a transaction in which the Portfolio sells borrowed securities in anticipation of a decline in the market price of the securities. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Portfolio's assets.
  To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.
  The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.
  Short Sales Against the Box. The Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale for a security the Portfolio does not wish to sell immediately. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. The Portfolio will not enter into a when-issued or delayed-delivery transactions for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
  The Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount if its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  The Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. The Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------
  INVESTMENT ADVISERS. The Trust employs Warburg as investment adviser to the Portfolio and Abbott as its sub-investment adviser. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for the Portfolio, places orders to purchase or sell securities on behalf of the Portfolio and supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Portfolio and furnishes the Portfolio with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Portfolio and assists in administrative functions relating to investments in Private Funds.
  For the services provided by Warburg, the Portfolio pays Warburg a fee calculated at an annual rate of 1.25% of the Portfolio's average daily net assets, out of which Warburg pays Abbott for sub-investment advisory services. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolio.
  Warburg. Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  Abbott. Abbott is an independent specialized investment firm with assets under management of approximately $2.3 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997. Abbott's principal business address is 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.
  PORTFOLIO MANAGERS. The Co-Portfolio Managers of the Portfolio have been Elizabeth B. Dater and Stephen J. Lurito since its inception. Robert S. Janis and Christopher M. Nawn have been Associate Portfolio Managers and Research Analysts for the Portfolio since its inception.
  Ms. Dater is a Managing Director of Warburg and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987. Mr. Janis is a Senior Vice President of Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a Senior Vice President of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.
  Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Portfolio's investments in Private Funds. Mr. Held and Mr. Gray have been associated with Abbott and its predecessor firm since 1986 and 1989, respectively.
  CO-ADMINISTRATORS. The Portfolio employs Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolio, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolio. As compensation, the Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Trust employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the Portfolio pays PFPC a fee calculated at an annual rate of .10% of the first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC"), serves as custodian of the Portfolio's U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian of the Portfolio's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolio. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ("Service Organizations") with whom it enters into agreements up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with a Portfolio. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of the Portfolio's shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage the Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of the Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select the Portfolio as an investment option for a Variable Contract or Plan.

  All investments in the Portfolio are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by the Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of the Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolio during the morning of the next business day with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to the Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of the Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. The Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. The Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  The Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolio may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from the Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  Certain provisions of the Code may require that a gain recognized by the Portfolio upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Portfolio upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Portfolio held the securities used to close the short sale. The Portfolio's use of short sales may also affect the holding periods of certain securities held by the Portfolio if such securities are "substantially identical" to securities used by the Portfolio to close the short sale. The Portfolio's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Internal Revenue Service Requirements. The Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  The Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Portfolio generally changes every day.
  The net asset value per share of the Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Investments in Private Funds initially be valued at cost and, thereafter, will be valued in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of underlying holdings of Private Funds will not generally be reflected in the Portfolio's net asset value. However, Warburg will report to the Board information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board will take these reports into account in valuing Private Funds. Securities, options and futures contracts for which market quotations are not readily available and other assets, including Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, the Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of the Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing the Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of the Portfolio's return over a longer market cycle. The Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.
  The Portfolio or a Participating Insurance Company or Plan sponsor may compare the Portfolio's performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) the Venture Capital 100 Index (compiled by Venture Capital Journal), appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio and the S&P 500 Index, all of which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Portfolio may also make comparisons using data and indexes compiled by the National Venture Capital Association, Venture-One and Private Equity Analysts Newsletter and similar organizations and publications. The Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, the Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, the Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, the Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. The Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of five series have been authorized, one of which constitutes the interests in the Portfolio. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. The Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in the Portfolio may conflict. The Board will monitor the Portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in the

Portfolio. As a result, the Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolios, as well as certain statistical characteristics of the Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIO IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

The Portfolio's Expenses.................................    2
Financial Highlights.....................................    3
Investment Objective and Policies........................    4
Portfolio Investments....................................    5
Risk Factors and Special Considerations..................    6
Portfolio Transactions and Turnover Rate.................    8
Certain Investment Strategies............................    8
Investment Guidelines....................................   11
Management of the Portfolio..............................   11
How to Purchase and Redeem Shares........................   12
Dividends, Distributions and Taxes.......................   13
Net Asset Value..........................................   14
Performance..............................................   14
General Information......................................   15

                             [WARBURG PINCUS LOGO]'

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRPVC-1-0498

                                   PROSPECTUS
                                 April 30, 1998

                     WARBURG PINCUS TRUST
                        ------------------------- SMALL COMPANY GROWTH PORTFOLIO

 Warburg Pincus Trust shares are not available directly to individual investors but may
 be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers five investment funds, one of which, the Small Company Growth Portfolio (the "Portfolio"), is offered pursuant to this Prospectus.

The SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing in equity securities of small-sized domestic companies.

Shares of the Portfolio are not available directly to individual investors but may be offered only to certain life insurance companies ("Participating Insurance Companies") for allocation to certain (i) of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. The Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolio that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about the Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolio. The Statement of Additional Information is available to investors without charge by calling the Trust at
(800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIO'S EXPENSES
--------------------------------------------------------------------------------

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................      0
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
  Management Fees...........................................   0.90%
  12b-1 Fees................................................      0
  Other Expenses............................................   0.25%
                                                               ----
  Total Portfolio Operating Expenses (after fee waivers and
     expense reimbursements)+...............................   1.15%
                                                               ====
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 year...................................................   $ 12
   3 years..................................................   $ 37
   5 years..................................................   $ 63
  10 years..................................................   $140

--------------------------------------------------------------------------------

+ Annual Portfolio Operating Expenses are based on actual expenses for the fiscal year ended December 31, 1997. Operating expenses for the Portfolio were reduced by .01% for the fiscal year ended December 31, 1997 as a result of certain arrangements that served to offset portions of the Portfolio's transfer agent expense. After reflecting these arrangements, "Total Portfolio Operating Expenses (after fee waivers)" for the Portfolio were 1.14% for the fiscal year ended December 31, 1997.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
  The following information for the two fiscal years ended December 31, 1997 and the fiscal period ended December 31, 1995 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Portfolio is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at (800) 369-2728.

                                                                                          For the Period
                                                               For the Year Ended          June 30, 1995
                                                                  December 31,           (Commencement of
                                                              --------------------      Operations) through
                                                                1997        1996         December 31, 1995
                                                              --------    --------       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $14.25      $12.51             $10.00
                                                                ------      ------       ------------
  Income from Investment Operations:
  Net Investment Loss.......................................     (0.07)      (0.06)             (0.01)
  Net Gain on Securities (both realized and unrealized).....      2.30        1.80               2.52
                                                                ------      ------       ------------
  Total from Investment Operations..........................      2.23        1.74               2.51
                                                                ------      ------       ------------
NET ASSET VALUE, END OF PERIOD..............................    $16.48      $14.25             $12.51
                                                                ======      ======       ============
Total Return................................................     15.65%      13.91%             25.10%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................  $666,394    $339,398            $97,445
Ratios to average daily net assets:
  Operating Expenses........................................      1.15%@      1.16%@             1.25%*
  Net Investment Loss.......................................     (0.56%)     (0.66%)            (0.36%)*
  Decrease reflected in above operating expense ratios due
     to waivers/reimbursements..............................      0.00%       0.01%              0.25%*
Portfolio Turnover Rate.....................................     92.45%     101.50%             34.25%+
Average Commission Rate#....................................   $0.0550     $0.0538                       --

--------------------------------------------------------------------------------
@Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .01% and .00% for the years ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.14% and 1.16% for the years ended December 31, 1997 and 1996, respectively.
+ Non-annualized.
*  Annualized.
#Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
  The Small Company Growth Portfolio's investment objective is to seek capital growth. The Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Portfolio. Any investment involves risk and, therefore, there can be no assurance that the Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolio may make.
  The Portfolio is a non-diversified investment fund that pursues its investment objective by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies that represent attractive opportunities for capital growth. The Portfolio considers a "small-sized" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. (As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.) Companies whose capitalization no longer meets this definition after purchase continue to be considered small companies for purposes of the Portfolio's policy of investing at least 65% of its assets in small-sized companies. In addition, the Portfolio has the flexibility to invest in companies with a market capitalization of any size when the 65% policy is met. As a result of these policies, the average market capitalization of the Portfolio at any particular time may exceed $2.7 billion, particularly at times when the market values of small company stocks are rising. It is anticipated that the Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.
  The Portfolio may also invest in securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The Portfolio may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg Pincus Asset Management, Inc., the Trust's investment adviser ("Warburg"). Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, the Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.
  MONEY MARKET OBLIGATIONS. The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Portfolio may enter into repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold securities.
  WARRANTS. The Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  SMALLER CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED
ISSUERS. Investing in securities of emerging growth and small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks than investing in larger, more established companies since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to the Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities and the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  NON-DIVERSIFIED STATUS. The Portfolio is classified as non-diversified under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Being non-diversified means that the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
  YEAR 2000 COMPLIANCE. Many services provided to the Portfolio and its shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolio's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolio nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolio's investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolio's foreign investments.
  The Warburg Service Providers anticipate that their systems and those of the Portfolio's other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolio's other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  The Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Portfolio. The Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of the Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolio's distributor ("Counsellors Securities"). The Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, the Portfolio is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. Detailed information concerning the Portfolio's strategies and their related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in the securities of foreign issuers, which are not included in the Portfolio's 65% policy of investing in small-sized companies described above. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, the Portfolio may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Portfolio's net asset value and performance. Therefore, an investment in the Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.

  Securities Options and Stock Index Options. The Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The Portfolio may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Portfolio may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Commodity Options. The Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of the Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Hedging Considerations. The Portfolio may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. The Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and; indexes currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  SHORT SALES AGAINST THE BOX. The Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale for a security the Portfolio does not wish to sell immediately. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. The Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
  The Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  The Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. The Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. The Trust employs Warburg as its investment adviser. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for the Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. Warburg also employs a support staff of management personnel to provide services to the Portfolio and furnishes the Portfolio with office space, furnishings and equipment.
  For the services provided by Warburg, the Portfolio pays Warburg a fee calculated at an annual rate of .90% of the Portfolio's average daily net assets. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolio.
  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  PORTFOLIO MANAGERS. The Co-Portfolio Managers of the Portfolio have been Elizabeth B. Dater and Stephen J. Lurito since its inception. Ms. Dater is a Managing Director of Warburg and has been a Portfolio Manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987.
  CO-ADMINISTRATORS. The Portfolio employs Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolio, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolio. As compensation, the Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Trust employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the Portfolio pays PFPC a fee calculated at an annual rate of .10% of the first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC"), serves as custodian of the Portfolio's U.S. assets. State Street Bank and Trust Company ("State Street") serves as custodian of the Portfolio's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolio. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ("Service Organizations") with whom it enters into agreements up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with a Portfolio. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients" employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of the Portfolio's shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage the Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of the Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select the Portfolio as an investment option for a Variable Contract or Plan.
  All investments in the Portfolio are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by the Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of the Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolio during the morning of the next business day with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to the Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of the Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. The Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. The Portfolio declares dividends from its net investment income and net realized short-term and long-term capital gains annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Dividends and distributions will automatically be reinvested in additional shares of the Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  The Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Code. The Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolio may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from the Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2 , a 10% penalty tax.
  Certain provisions of the Code may require that a gain recognized by the Portfolio upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Portfolio upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Portfolio held the securities used to close the short sale. The Portfolio's use of short sales may also affect the holding periods of certain securities held by the Portfolio if such securities are

"substantially identical" to securities used by the Portfolio to close the short sale. The Portfolio's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Internal Revenue Service Requirements. The Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  The Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Portfolio generally changes every day.
  The net asset value per share of the Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, the Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of the Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing the Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of the Portfolio's return over a longer market cycle. The Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.
  The Portfolio or a Participating Insurance Company or Plan sponsor may compare the Portfolio's performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio and the S&P 500 Index, which are unmanaged indexes; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, the Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, the Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, the Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of five series have been authorized, one of which constitutes the interests in the Portfolio. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. The Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans, including Participant directed Plans which elect to make the Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in the Portfolio may conflict. The Board will monitor the Portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in the Portfolio. As a result, the Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolio, as well as certain statistical characteristics of the Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIO IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

The Portfolio's Expenses.................................    2
Financial Highlights.....................................    3
Investment Objective and Policies........................    4
Portfolio Investments....................................    4
Risk Factors and Special Considerations..................    5
Portfolio Transactions and Turnover Rate.................    7
Certain Investment Strategies............................    7
Investment Guidelines....................................    9
Management of the Portfolio..............................    9
How to Purchase and Redeem Shares........................   10
Dividends, Distributions and Taxes.......................   11
Net Asset Value..........................................   12
Performance..............................................   12
General Information......................................   13

                             [WARBURG PINCUS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRSCG-1-0498

                                   PROSPECTUS
                                 April 30, 1998
                        WARBURG PINCUS TRUST

                           ---------------------------- EMERGING MARKETS
                          PORTFOLIO

                           ---------------------------- POST-VENTURE CAPITAL
                          PORTFOLIO

 Warburg Pincus Trust shares are not available directly to individual investors but may
 be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers five investment funds, two of which are offered pursuant to this Prospectus (the "Portfolios"):

The EMERGING MARKETS PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets. International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods.

The POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, an investment in the Portfolio involves certain risks and may not be appropriate for all investors.

Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. A Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolios that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about each Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov.) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolios. The Statement of Additional Information is available to investors without charge by calling the Trust at
(800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIOS' EXPENSES
--------------------------------------------------------------------------------

                                                              Emerging Markets        Post-Venture
                                                                 Portfolio          Capital Portfolio
                                                                 ---------          -----------------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................           0                     0
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
  Management Fees...........................................        0.81%                 1.07%
  12b-1 Fees................................................           0                     0
  Other Expenses............................................        0.59%                 0.33%
                                                              ----------            -----------
  Total Portfolio Operating Expenses (after fee waivers and
     expense reimbursements)................................        1.40%*                1.40%**
                                                              ==========            ===========
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 year...................................................          $ 14                $ 14
   3 years..................................................        $ 44                         $ 44
   5 years..................................................         N/A                         $ 77
  10 years..................................................         N/A                         $168

--------------------------------------------------------------------------------
* Annual Portfolio Operating Expenses for the Emerging Markets Portfolio are based on annualized estimates of expenses for the fiscal year ending December 31, 1998, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Portfolio would equal 1.25%; Other Expenses would equal .71%; and Total Portfolio Operating Expenses would equal 1.96%. The investment adviser and co-administrator have undertaken to limit the Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1999.
** Annual Portfolio Operating Expenses for the Post-Venture Capital Portfolio
   are based on actual expenses for the fiscal year ended December 31, 1997, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Portfolio would equal 1.25%; Other Expenses would equal .44%; and Total Portfolio Operating Expenses would equal 1.69%. The investment adviser and co-administrator have undertaken to limit the Portfolio's Total Operating Expenses to the limits shown in the table above through December 31, 1999.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS++
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information for the Post-Venture Capital Portfolio for the fiscal year ended December 31, 1997 and the period ended December 31, 1996 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Post-Venture Capital Portfolio is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at (800) 369-2728.

POST-VENTURE CAPITAL PORTFOLIO

                                                                                     For the Period
                                                                                   September 30, 1996
                                                                   For the          (Commencement of
                                                                 Year Ended        Operations) through
                                                              December 31, 1997     December 31, 1996
                                                              -----------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $ 9.76               $10.00
                                                               -----------          ------------
  Income from Investment Operations:
  Net Investment Loss.......................................         (0.08)                 0.00
  Net Gain (Loss) from Securities (both realized and
     unrealized)............................................          1.38                 (0.24)
                                                               -----------          ------------
  Total from Investment Operations..........................          1.30                 (0.24)
                                                               -----------          ------------
NET ASSET VALUE, END OF PERIOD..............................        $11.06                      $ 9.76
                                                               ===========          ============
Total Return................................................         13.34%                (2.40%)+
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)............................       $30,520               $12,400
Ratios to average daily net assets:
  Operating expenses........................................          1.40%@                1.41%@*
  Net investment income (loss)..............................         (0.75%)                0.80%*
  Decrease reflected in above operating expense ratio due to
     waivers/reimbursements.................................          0.18%                 4.16%*
Portfolio Turnover Rate.....................................        238.12%                 6.80%+
Average Commission Rate#....................................       $0.0548               $0.0491

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .00% and .01% for the year or period ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.40% and 1.40% for the year or period ended December 31, 1997 and 1996, respectively.
+ Non-annualized.
*  Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
++ No financial highlights have been presented with respect to the Emerging
   Markets Portfolio, which commenced operations on December 31, 1997. The audited statement of assets and liabilities of the Emerging Markets Portfolio, dated December 31, 1997 and the report thereon by Coopers & Lybrand, L.L.P., dated February 9, 1998, copies of which may also be obtained by calling the Trust at (800) 369-2728, are incorporated by reference in the Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Each Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that any Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolios may make.

EMERGING MARKETS PORTFOLIO
  The investment objective of the Emerging Markets Portfolio is to seek long-term growth of capital. The Portfolio is a non-diversified portfolio that pursues its investment objective by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets. An investment in the Portfolio may involve a greater degree of risk than investment in other mutual funds that seek capital growth by investing in larger, more developed markets.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of issuers in Emerging Markets (as defined below), and the Portfolio intends to acquire securities of many issuers located in a number of different countries. The Portfolio will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country and the Emerging Markets in which the Portfolio invests will vary from time to time. However, the Portfolio will at all times, except during defensive periods, maintain investments in at least three countries outside the United States. An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of an issuer: (i) the principal securities trading market for which is in an Emerging Market; (ii) which derives at least 50% of its revenues or earnings, either alone or on a consolidated basis, from goods produced or sold, investments made or services performed in an Emerging Market, or which has at least 50% of its total or net assets situated in one or more Emerging Markets; or (iii) that is organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to whether an issuer is an Emerging Markets issuer will be made by Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ("Warburg"), based on publicly available information and inquiries made to the issuers.
  As used in this Prospectus, an Emerging Market is any country (i) which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation (the "IFC") or by the United Nations Development Programme or (ii) which is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index or (iii) which has a gross national product ("GNP") per capita of $2,000 or less, in each case at the time of the Portfolio's investment. Among the countries which Warburg currently considers to be Emerging Markets are the following: Algeria, Angola, Antigua, Argentina, Armenia, Azerbaijan, Bangladesh, Barbados, Barbuda, Belarus, Belize, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Cambodia, Chile, People's Republic of China, Republic of China (Taiwan), Colombia, Cyprus, Czech Republic, Dominica, Ecuador, Egypt, Estonia, Georgia, Ghana, Greece, Grenada, Guyana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Republic of Korea (South Korea), Latvia, Lebanon, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Montserrat, Morocco, Mozambique, Myanmar (Burma), Namibia, Nepal, Nigeria, Pakistan, Panama, Papua New Guinea, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Russia, Saudi Arabia, Singapore, Slovakia, Slovenia, South Africa, Sri Lanka, St. Kitts and Nevis, St. Lucia, St. Vincent and the Grenadines, Swaziland, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Turkmenistan, Uganda, Ukraine, Uruguay, Uzbekistan, Venezuela, Vietnam, Yugoslavia, Zambia and Zimbabwe. Among the countries that will not be considered Emerging Markets are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.
  The Portfolio may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.
  In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

POST-VENTURE CAPITAL PORTFOLIO
  Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Portfolio should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.
  The investment objective of the Post-Venture Capital Portfolio is to seek long-term growth of capital. The Portfolio is a diversified portfolio that pursues an aggressive investment strategy. The Portfolio pursues its investment objective by investing primarily in equity securities of companies considered by Warburg to be in their post-venture capital stage of development. Although the Portfolio may invest up to 10% of its assets in venture capital and other investment funds, the Portfolio is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), whichever is later, will have been made within ten years prior to the Portfolio's purchase of the company's securities.
  Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average or the Fortune 500. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.
  Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 400 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for institutions. The Portfolio will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized over-the-counter market.
  PRIVATE FUND INVESTMENTS. Up to 10% of the Post-Venture Capital Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Portfolio's investments in Private Funds are limited to a maximum of 10% of the Portfolio's assets, these investments are highly speculative and volatile and may produce gains or losses in this portion of the Portfolio that exceed those of the Portfolio's other holdings and of more mature companies generally.
  Because Private Funds generally are investment companies for purposes of the 1940 Act, the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and will involve the risks described under "Risk Factors and Special Considerations -- Non-Publicly Traded Securities; Rule 144A Securities." In valuing the Portfolio's holdings of interests in Private Funds, the Portfolio will be relying on the most recent reports provided by Abbott and by the Private Funds themselves prior to calculation of the Portfolio's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private

Fund. See "Net Asset Value." Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Services ("S&P"). Securities in these ratings categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see "Risk Factors and Special Considerations -- Below Investment Grade Securities" below and "Investment Policies -- Below Investment Grade Debt Securities" in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see "Additional Information Concerning
Taxes -- Investment in Passive Foreign Investment Companies" in the Statement of Additional Information.
  The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of net assets.
  OTHER STRATEGIES. The Post-Venture Capital Portfolio may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. The Portfolio's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; or a change in corporate control or investment by a venture capitalist.
  To attempt to reduce risk, the Portfolio will diversify its investments over a broad range of issuers operating in a variety of industries. The Portfolio may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Portfolio anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Portfolio will invest primarily in U.S. companies, up to 20% of the Portfolio's assets may be invested in securities of issuers located in any foreign country. Equity securities in which the Portfolio will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Portfolio may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see "Certain Investment Strategies").

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The Emerging Markets Portfolio may invest up to 35% of its total assets in debt securities (other than money market obligations) for the purpose of seeking growth of capital. The Post-Venture Capital Portfolio may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) for the purpose of seeking growth of capital. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. When such a defensive posture is warranted, the Emerging Markets Portfolio may also invest temporarily without limit in other securities of U.S. companies.
  Emerging Markets Portfolio. The Emerging Markets Portfolio may invest or hold up to 35% of its net assets in fixed-income securities (including convertible bonds) rated below investment grade (commonly referred to as "junk bonds") and as low as C by Moody's or D by S&P, or in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

  Among the types of debt securities in which the Emerging Markets Portfolio may invest are Brady Bonds and loan participations and assignments.
  Brady Bonds are collateralized or uncollateralized securities created through the exchange of existing commercial bank loans to public and private Latin American entities for new bonds in connection with certain debt restructurings. Brady Bonds have been issued only recently and therefore do not have a long payment history. However, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.
  Loan Participations and Assignments of fixed and floating rate loans arranged through private negotiations between a foreign government as borrower and one or more financial institutions as lenders will typically result in the Emerging Markets Portfolio having a contractual relationship only with the lender, in the case of a participation, or the borrower, in the case of an assignment. The Portfolio may not directly benefit from any collateral supporting a participation, and in the event of the insolvency of a lender will be treated as a general creditor of the lender. As a result, the Portfolio assumes the risk of both the borrower and the lender of a participation. The Portfolio's rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The lack of a liquid secondary market for both participations and assignments will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of participations or assignments.
  MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Portfolios may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, each Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  WARRANTS. Each Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  EMERGING MARKETS. The Emerging Markets Portfolio may invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging market countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
  SMALLER CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED
ISSUERS. Investing in securities of emerging growth and small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks than investing in larger, more established companies since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in either Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolios in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities and interests in Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  NON-DIVERSIFIED STATUS. The Emerging Markets Portfolio is classified as non-diversified under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Being non-diversified means that the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
  BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade and comparable unrated securities (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, a Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on a Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  YEAR 2000 COMPLIANCE. Many services provided to the Portfolios and their shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolios' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolios' foreign investments.
  The Warburg Service Providers anticipate that their systems and those of the Portfolios' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolios' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Portfolio. The

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Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies.
It is not possible to predict the Portfolios' turnover rate. However, it is anticipated that each Portfolio's annual turnover rate should not exceed 100%. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolios' distributor ("Counsellors Securities"). A Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, each Portfolio is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. In addition, although each Portfolio may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery, the Emerging Markets Portfolio has no intention of doing so during the coming year. The Emerging Markets Portfolio may also invest in mortgage-backed securities, asset-backed securities, zero coupon securities and stand-by commitments, although the Portfolio currently anticipates that during the coming year investments in any one of these strategies will not exceed 5% of net assets. Detailed information concerning the Portfolios' strategies and their related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. The Emerging Markets Portfolio will ordinarily hold no less than 65% of its total assets in foreign securities of non-U.S. issuers in emerging markets, and the Post-Venture Capital Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts and, in the case of the Emerging Markets Portfolio, swaps. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A

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

PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Stock Index Options. The Post-Venture Capital Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. Each Portfolio may utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Emerging Markets Portfolio and the Post-Venture Capital Portfolio may also utilize up to 15% and 10%, respectively, of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Commodity Options. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Swaps. The Emerging Markets Portfolio may enter into swaps relating to indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, or is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the

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

transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
  The Emerging Markets Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.
  Hedging Considerations. The Portfolios may engage in options, futures, currency transactions and, in the case of the Emerging Markets Portfolio, swaps for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts, currency exchange transactions and, in the case of the Emerging Markets Portfolio, swaps for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; forward currency contracts; and, in the case of the Emerging Markets Portfolio, swaps. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  SHORT SELLING. The Post-Venture Capital Portfolio may from time to time sell securities short. A short sale is a transaction in which the Portfolio sells borrowed securities in anticipation of a decline in the market price of the securities. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Portfolio's assets.
  To deliver the securities to the buyer, the Post-Venture Capital Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.
  The Post-Venture Capital Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any

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

cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.
  Short Sales Against the Box. Each Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Post-Venture Capital Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. The Portfolio will not enter into a when-issued or delayed-delivery transactions for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
  The Post-Venture Capital Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount if its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------
  INVESTMENT ADVISERS. The Trust employs Warburg as investment adviser to each Portfolio. The Post-Venture Capital Portfolio also employs Abbott as its sub-investment adviser. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of each Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio, places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Post-Venture Capital Portfolio, supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Portfolios and furnishes each Portfolio with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Portfolio and assists in administrative functions relating to investments in Private Funds.
  For the services provided by Warburg, each Portfolio pays Warburg a fee calculated at an annual rate of 1.25% of the relevant Portfolio's average daily net assets. Warburg pays Abbott for sub-investment advisory services out of the
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

fee it receives from the Post-Venture Capital Portfolio. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by a Portfolio.
  Warburg. Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  Abbott. Abbott, is an independent specialized investment firm with assets under management of approximately $2.3 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997. Abbott's principal business address is 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.

PORTFOLIO MANAGERS
  Emerging Markets Portfolio. Richard H. King and Vincent J. McBride have been Co-Portfolio Managers of the Emerging Markets Portfolio since its inception, and Morid Kamshad has been Associate Portfolio Manager since April 1998.
  Mr. King, a Managing Director of Warburg, has been with Warburg since 1989. Mr. McBride, a Senior Vice President of Warburg, has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. Mr. Kamshad, a Vice President of Warburg, has been with Warburg since June 1997. Prior to joining Warburg, Mr. Kamshad was a senior investment manager at Pictet Asset Management from 1995 to 1997. From 1994 to 1995 he was investment analyst at HSBC Asset Management, prior to which time he was a business development manager at Air Products and Chemicals-France.
  Post-Venture Capital Portfolio. The Co-Portfolio Managers of the Post-Venture Capital Portfolio have been Elizabeth B. Dater and Stephen J. Lurito since the Portfolio's inception. Robert S. Janis and Christopher M. Nawn, have been Associate Portfolio Managers and Research Analysts for the Post-Venture Capital Portfolio since its inception.
  Ms. Dater is a Managing Director of Warburg and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987. Mr. Janis is a Senior Vice President of Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a Senior Vice President of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.
  Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Post-Venture Capital Portfolio's investments in Private Funds. Mr. Held and Mr. Gray have been associated with Abbott and its predecessor firm since 1986 and 1989, respectively.
  CO-ADMINISTRATORS. The Portfolios employ Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolios and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Trust employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the Emerging Markets Portfolio pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, and the Post-Venture Capital Portfolio pays PFPC a fee calculated at an annual rate of .10% of the first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC"), serves as custodian of each Portfolio's U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian of each Portfolio's non-U.S. assets. Like PFPC,

PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolios. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolios. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ("Service Organizations") with whom it enters into agreements up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with a Portfolio. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Portfolio shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage each Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for each Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of a Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select a Portfolio as an investment option for a Variable Contract or Plan.
  All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by a Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of a Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of one or both Portfolios during the morning of the next business day with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to a Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of a Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. Each Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  Each Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolios may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from a Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  Certain provisions of the Code may require that a gain recognized by a Portfolio upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Portfolio upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Portfolio held the securities used to close the short sale. A Portfolio's use of short sales may also affect the holding periods of certain securities held by the Portfolio if such securities are "substantially identical" to securities used by the Portfolio to close the short sale. The Portfolios' short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Special Tax Matters Relating to the Emerging Markets Portfolio. Dividends and interest received by the Emerging Markets Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will bear the cost of foreign tax withholding in the form of increased expenses to the Portfolio, but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Portfolio by reason of the tax-deferred status of Variable Contracts.
  Internal Revenue Service Requirements. Each Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes every day.
  The net asset value per share of each Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.

  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Investments in Private Funds initially will be valued at cost and, thereafter, will be valued in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of underlying holdings of Private Funds will not generally be reflected in the Post-Venture Capital Portfolio's net asset value. However, Warburg will report to the Board information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board will take these reports into account in valuing Private Funds. Securities, options and futures contracts for which market quotations are not readily available and other assets, including Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, each Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of each Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of a Portfolio's return over a longer market cycle. Each Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.
  A Portfolio or a Participating Insurance Company or Plan sponsor may compare the Portfolio's performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Emerging Markets Portfolio, with the IFC Emerging Market Free Index, the IFC Investible Index and the Morgan Stanley Capital International Emerging Markets Index and/or other indexes prepared by Morgan Stanley relating to securities represented in the Portfolio and, in the case of the Post-Capital Venture Portfolio, with the Venture Capital 100 Index (compiled by Venture Capital Journal), appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio and the S&P 500 Index, all of which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Post-Venture Capital Portfolio may also make comparisons using data and indexes compiled by the National Venture Capital Association, Venture-One and Private Equity Analysts Newsletter and similar organizations and publications. A Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business

Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, each Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Post-Venture Capital Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of five series have been authorized, two of which constitute the interests in the Portfolios. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. Each Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in a Portfolio may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in one or both Portfolios. As a result, a Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of a Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of a Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolios, as well as certain statistical characteristics of a Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.
  Since the prospectuses of the Portfolios are combined in this single Prospectus, it is possible that a Portfolio may become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to the other Portfolio.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THIS PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIOS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

The Portfolios' Expenses.................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    4
Portfolio Investments....................................    6
Risk Factors and Special Considerations..................    8
Portfolio Transactions and Turnover Rate.................    9
Certain Investment Strategies............................   10
Investment Guidelines....................................   13
Management of the Portfolios.............................   13
How to Purchase and Redeem Shares........................   15
Dividends, Distributions and Taxes.......................   16
Net Asset Value..........................................   16
Performance..............................................   17
General Information......................................   18

                             [WARBURG PINCUS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TREPX-1-0498

                                   PROSPECTUS
                                 April 30, 1998
                     WARBURG PINCUS TRUST

                        ------------------------- EMERGING MARKETS PORTFOLIO

                        ------------------------- SMALL COMPANY GROWTH PORTFOLIO

 Warburg Pincus Trust shares are not available directly to individual investors but may
 be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers five investment funds, two of which are offered pursuant to this Prospectus (the "Portfolios"):

The EMERGING MARKETS PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets. International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods.

The SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing in equity securities of small-sized domestic companies.

Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. A Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolios that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about each Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolios. The Statement of Additional Information is available to investors without charge by calling the Trust at
(800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIOS' EXPENSES
--------------------------------------------------------------------------------

                                                                            Small
                                                              Emerging     Company
                                                               Markets     Growth
                                                              Portfolio   Portfolio
                                                              ------         ------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................       0            0
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
  Management Fees...........................................    0.81%        0.90%
  12b-1 Fees................................................       0            0
  Other Expenses............................................    0.59%        0.25%
                                                              -------      ------
  Total Portfolio Operating Expenses (after fee waivers and
     expense reimbursements)................................    1.40%*       1.15%+
                                                              =======      ======
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 year...................................................     $14         $ 12
   3 years..................................................     $44         $ 37
   5 years..................................................     N/A         $ 63
  10 years..................................................     N/A         $140

--------------------------------------------------------------------------------
* Annual Portfolio Operating Expenses for the Emerging Markets Portfolio are based on annualized estimates of expenses for the fiscal year ending December 31, 1998, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Portfolio would equal 1.25%; Other Expenses would equal .71%; and Total Portfolio Operating Expenses would equal 1.96%. The investment adviser and co-administrator have undertaken to limit the Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1999.
+ Annual Portfolio Operating Expenses for the Small Company Growth Portfolio are
  based on actual expenses for the fiscal year ended December 31, 1997. Operating expenses for the Portfolio were reduced by .01% for the fiscal year ended December 31, 1997 as a result of certain arrangements that served to offset portions of the Portfolio's transfer agent expense. After reflecting these arrangements, "Total Portfolio Operating Expenses (after fee waivers)" for the Portfolio were 1.14% for the fiscal year ended December 31, 1997.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS++
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information for the two fiscal years ended December 31, 1997 and the fiscal period ended December 31, 1995 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Small Company Growth Portfolio is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at
(800) 369-2728.

SMALL COMPANY GROWTH PORTFOLIO

                                                                    For the               For the Period
                                                                   Year Ended              June 30, 1995
                                                                  December 31,           (Commencement of
                                                              --------------------      Operations) through
                                                                1997        1996         December 31, 1995
                                                                ----        ----         -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $14.25      $12.51                   $10.00
                                                                ------      ------       ------------
  Income from Investment Operations:
  Net Investment Loss.......................................     (0.07)      (0.06)             (0.01)
  Net Gain on Securities (both realized and unrealized).....      2.30        1.80               2.52
                                                                ------      ------       ------------
  Total from Investment Operations..........................      2.23        1.74               2.51
                                                                ------      ------       ------------
NET ASSET VALUE, END OF PERIOD..............................    $16.48      $14.25                   $12.51
                                                                ======      ======       ============
Total Return................................................     15.65%      13.91%             25.10%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................  $666,394    $339,398            $97,445
Ratios to Average Daily Net Assets:
  Operating expenses........................................      1.15%@      1.16%@             1.25%*
  Net investment loss.......................................     (0.56%)     (0.66%)            (0.36%)*
  Decrease reflected in above operating expense ratios due
     to waivers/reimbursements..............................      0.00%       0.01%              0.25%*
Portfolio Turnover Rate.....................................     92.45%     101.50%             34.25%+
Average Commission Rate#....................................   $0.0550     $0.0538                       --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .01% and .00% for the years ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.14% and 1.16% for the years ended December 31, 1997 and 1996, respectively.
+  Non-annualized.
*  Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.
++ No financial highlights have been presented with respect to the Emerging
   Markets Portfolio, which commenced operations on December 31, 1997. The audited statement of assets and liabilities of the Emerging Markets Portfolio, dated December 31, 1997 and the report thereon by Coopers & Lybrand, L.L.P., dated February 9, 1998, copies of which may also be obtained by calling the Trust at (800) 369-2728, are incorporated by reference in the Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Each Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that any Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolios may make.
EMERGING MARKETS PORTFOLIO
  The investment objective of the Emerging Markets Portfolio is to seek long-term growth of capital. The Portfolio is a non-diversified portfolio that pursues its investment objective by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets. An investment in the Portfolio may involve a greater degree of risk than investment in other mutual funds that seek capital growth by investing in larger, more developed markets.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of issuers in Emerging Markets (as defined below), and the Portfolio intends to acquire securities of many issuers located in a number of different countries. The Portfolio will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country and the Emerging Markets in which the Portfolio invests will vary from time to time. However, the Portfolio will at all times, except during defensive periods, maintain investments in at least three countries outside the United States. An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of an issuer: (i) the principal securities trading market for which is in an Emerging Market; (ii) which derives at least 50% of its revenues or earnings, either alone or on a consolidated basis, from goods produced or sold, investments made or services performed in an Emerging Market, or which has at least 50% of its total or net assets situated in one or more Emerging Markets; or (iii) that is organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to whether an issuer is an Emerging Markets issuer will be made by Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ("Warburg"), based on publicly available information and inquiries made to the issuers.
  As used in this Prospectus, an Emerging Market is any country (i) which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation (the "IFC") or by the United Nations Development Programme or (ii) which is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index or (iii) which has a gross national product ("GNP") per capita of $2,000 or less, in each case at the time of the Portfolio's investment. Among the countries which Warburg currently considers to be Emerging Markets are the following: Algeria, Angola, Antigua, Argentina, Armenia, Azerbaijan, Bangladesh, Barbados, Barbuda, Belarus, Belize, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Cambodia, Chile, People's Republic of China, Republic of China (Taiwan), Colombia, Cyprus, Czech Republic, Dominica, Ecuador, Egypt, Estonia, Georgia, Ghana, Greece, Grenada, Guyana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Republic of Korea (South Korea), Latvia, Lebanon, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Montserrat, Morocco, Mozambique, Myanmar (Burma), Namibia, Nepal, Nigeria, Pakistan, Panama, Papua New Guinea, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Russia, Saudi Arabia, Singapore, Slovakia, Slovenia, South Africa, Sri Lanka, St. Kitts and Nevis, St. Lucia, St. Vincent and the Grenadines, Swaziland, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Turkmenistan, Uganda, Ukraine, Uruguay, Uzbekistan, Venezuela, Vietnam, Yugoslavia, Zambia and Zimbabwe. Among the countries that will not be considered Emerging Markets are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.
  The Portfolio may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.
  In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

SMALL COMPANY GROWTH PORTFOLIO
  The Small Company Growth Portfolio's investment objective is to seek capital growth. The Portfolio is a non-diversified investment fund that pursues its investment objective by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies that represent attractive opportunities for capital growth. The Portfolio considers a "small-sized" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. (As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.) Companies whose capitalization no longer meets this definition after purchase continue to be considered small companies for purposes of the Portfolio's policy of investing at least 65% of its assets in small-sized companies. In addition, the Portfolio has the flexibility to invest in companies with a market capitalization of any size when the 65% policy is met. As a result of these policies, the average market capitalization of the Portfolio at any particular time may exceed $2.7 billion, particularly at times when the market values of small company stocks are rising. It is anticipated that the Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.
  The Portfolio may also invest in securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The Emerging Markets Portfolio may invest up to 35% of its total assets in debt securities (other than money market obligations) for the purpose of seeking growth of capital. The Small Company Growth Portfolio may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. When such a defensive posture is warranted, the International Equity Portfolio may also invest temporarily without limit in foreign investment grade debt obligations and each Portfolio may also invest temporarily without limit in other securities of U.S. companies.
  The Emerging Markets Portfolio may invest or hold up to 35% of its net assets in fixed-income securities (including convertible bonds) rated below investment grade (commonly referred to as "junk bonds") and as low as C by Moody's or D by S&P, or in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. In selecting debt securities for the Portfolio, Warburg will review and monitor the creditworthiness of each issuer and issue, in addition to relying on ratings assigned by Moody's or S&P. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  For a complete description of rating systems of Moody's and S&P, see the appendix to the Statement of Additional Information.
  Among the types of debt securities in which the Emerging Markets Portfolio may invest are Brady Bonds and loan participations and assignments.
  Brady Bonds are collateralized or uncollateralized securities created through the exchange of existing commercial bank loans to public and private Latin American entities for new bonds in connection with certain debt restructurings. Brady Bonds have been issued only recently and therefore do not have a long payment history. However, in light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.
  Loan Participations and Assignments of fixed and floating rate loans arranged through private negotiations between a foreign government as borrower and one or more financial institutions as lenders will typically result in the Portfolio having a contractual relationship only with the lender, in the case of a participation, or the borrower, in the case of an assignment. The Emerging Markets Portfolio may not directly benefit from any collateral supporting a participation, and in the event of the insolvency of a lender will be treated as a general creditor of the lender. As a result, the Portfolio assumes the risk of both the borrower and the lender of a participation. The Portfolio's rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The lack of a liquid secondary market for both participations and assignments will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of participations or assignments.
  MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Portfolios may enter into repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, each Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold securities.
  WARRANTS. Each Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  EMERGING MARKETS. The Emerging Markets Portfolio may invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging market countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
  SMALLER CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED
ISSUERS. Investing in securities of emerging growth and small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks than investing in larger, more established companies since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in either Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to each Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, a Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on a Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  NON-DIVERSIFIED STATUS. Each Portfolio is classified as non-diversified under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Being non-diversified means that a Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that a Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
  YEAR 2000 COMPLIANCE. Many services provided to the Portfolios and their shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolios' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolios' foreign investments.
  The Warburg Service Providers anticipate that their systems and those of the Portfolios' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolios' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Portfolio. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher broker-age commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolios' distributor ("Counsellors Securities"). A Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, each Portfolio is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. In addition, although each Portfolio may purchase securities on a when issued basis and purchase or sell securities for delayed delivery, the Emerging Markets Portfolio has no intention of doing so during the coming year. The Emerging Markets Portfolio may also invest in asset-backed securities, mortgage-backed securities, zero coupon securities and stand-by commitments, although the Portfolio currently anticipates that during the coming year investments in any one of these strategies will not exceed 5% of net assets. Detailed information concerning the Portfolios' strategies and their related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. The Emerging Markets Portfolio will ordinarily hold no less than 65% of its total assets in foreign securities of non-U.S. issuers in emerging markets. The Small Company Growth Portfolio may invest up to 20% of its total assets in the securities of foreign issuers, which are not included in the Portfolio's 65% policy of investing in small-sized companies described above. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts and, in the case of the Emerging Markets Portfolio, swaps. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.

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

  Securities Options and Stock Index Options. The Small Company Growth Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. In addition, Portfolio may utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Emerging Markets and Small Company Growth Portfolios may also utilize up to 15% and 10%, respectively, of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Commodity Options. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Swaps. The Emerging Markets Portfolio may enter into swaps relating to indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, or is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
  The Emerging Markets Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net

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

amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate a net amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.
  Hedging Considerations. A Portfolio may engage in options, futures, currency transactions and swaps for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts, currency exchange transactions and, in the case of the Emerging Markets Portfolio, swaps for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; forward currency contracts; and, in the case of the Emerging Markets Portfolio, swaps. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  SHORT SALES AGAINST THE BOX. Each Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Portfolio to, for example, lock in a sale for a security the Portfolio does not wish to sell immediately or to postpone a gain or loss for federal income tax purposes. A Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Small Company Growth Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. The Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
  The Small Company Growth Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

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

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. The Trust employs Warburg as investment adviser to each Portfolio. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of each Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. Warburg also employs a support staff of management personnel to provide services to the Portfolios and furnishes each Portfolio with office space, furnishings and equipment.
  For the services provided by Warburg, the Emerging Markets Portfolio and the Small Company Growth Portfolio pay Warburg a fee calculated at an annual rate of 1.25% and .90%, respectively, of the relevant Portfolio's average daily net assets. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by a Portfolio.
  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  PORTFOLIO MANAGERS
  Emerging Markets Portfolio. Richard H. King and Vincent J. McBride have been Co-Portfolio Managers of the Emerging Markets Portfolio since its inception, and Morid Kamshad has been Associate Portfolio Manager since April 1998.
  Mr. King, a Managing Director of Warburg, has been with Warburg since 1989. Mr. McBride, a Senior Vice President of Warburg, has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. Mr. Kamshad, a Vice President of Warburg, has been with Warburg since June 1997. Prior to joining Warburg, Mr. Kamshad was a senior investment manager at Pictet Asset Management from 1995 to 1997. From 1994 to 1995 he was an investment analyst at HSBC Asset Management, prior to which time he was a business development manager at Air Products and Chemicals-France.
  Small Company Growth Portfolio. The Co-Portfolio Managers of the Small Company Growth Portfolio since inception have been Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a Managing Director of Warburg and has been a Portfolio Manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987.
  CO-ADMINISTRATORS. The Portfolios employ Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolios and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.

  The Trust employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the Emerging Markets Portfolio pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, and the Small Company Growth Portfolio pays PFPC a fee calculated at an annual rate of .10% of the first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC"), serves as custodian of each Portfolio's U.S. assets. State Street Bank and Trust Company ("State Street") serves as international custodian of each Portfolio's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolios. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolios. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ("Service Organizations") with whom it enters into agreements up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with a Portfolio. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Portfolio shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage each Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for each Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of a Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select a Portfolio as an investment option for a Variable Contract or Plan.
  All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by a Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of a Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of one or both Portfolios during the morning of the next business day with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the

Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to a Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of a Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. Each Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  Each Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolios may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gains distributions from a Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  Certain provisions of the Code may require that a gain recognized by a Portfolio upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Portfolio upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Portfolio held the securities used to close the short sale. A Portfolio's use of short sales may also affect the holding periods of certain securities held by the Portfolio if such securities are "substantially identical" to securities used by the Portfolio to close the short sale. The Portfolios' short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Special Tax Matters Relating to the Emerging Markets Portfolio. Dividends and interest received by the Emerging Markets Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will bear the cost of foreign tax withholding in the form of increased expenses to the Portfolio, but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Portfolio by reason of the tax-deferred status of Variable Contracts.

  Internal Revenue Service Requirements. Each Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes every day.
  The net asset value per share of each Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, each Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of each Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of a Portfolio's return over a longer market cycle. Each Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).
  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.
  A Portfolio or a Participating Insurance Company or Plan sponsor may compare the Portfolio's performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Emerging Markets Portfolio, with the IFC Emerging Market Free Index, the IFC Investible Index and the Morgan Stanley Capital International Emerging Markets Free Index and/or other indexes prepared by Morgan Stanley relating to securities represented in the Portfolio and, in the case of the Small Company Growth Portfolio, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio and the S&P 500 Index, all of which are unmanaged indexes; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, each Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. Each Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of five series have been authorized, two of which constitute the interests in the Portfolios. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. Each Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in a Portfolio may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in one or both Portfolios. As a result, a Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of a Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of a Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolios and a statement of the performance of the Portfolios. Periodic listings of the investment securities held by the Portfolios, as well as certain statistical characteristics of a Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.

  Since the prospectuses of the Portfolios are combined in this single Prospectus, it is possible that a Portfolio may become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to the other Portfolio.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIOS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

The Portfolios' Expenses.................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    4
Portfolio Investments....................................    5
Risk Factors and Special Considerations..................    7
Portfolio Transactions and Turnover Rate.................    8
Certain Investment Strategies............................    9
Investment Guidelines....................................   12
Management of the Portfolios.............................   12
How to Purchase and Redeem Shares........................   13
Dividends, Distributions and Taxes.......................   14
Net Asset Value..........................................   15
Performance..............................................   15
General Information......................................   16

                             [WARBURG PINCUS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRESX-1-0498

                                   PROSPECTUS
                                 April 30, 1998
                       WARBURG PINCUS TRUST

                         -------------------------- INTERNATIONAL EQUITY
                         PORTFOLIO

                         -------------------------- POST-VENTURE CAPITAL
                         PORTFOLIO

 Warburg Pincus Trust shares are not available directly to individual investors but may
 be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers five investment funds, two of which are offered pursuant to this Prospectus (the "Portfolios"):

The INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers. International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See "Risk Factors and Special Considerations."

The POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, an investment in the Portfolio involves certain risks and may not be appropriate for all investors.

Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. A Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolios that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about each Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov.) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolios. The Statement of Additional Information is available to investors without charge by calling the Trust at
(800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIOS' EXPENSES
--------------------------------------------------------------------------------

                                                              International Equity     Post-Venture
                                                                   Portfolio         Capital Portfolio
                                                                   ---------         -----------------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................             0                    0
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
  Management Fees...........................................          1.00%                1.07%
  12b-1 Fees................................................             0                    0
  Other Expenses*...........................................          0.36%                0.33%
                                                                      ----                 ----
  Total Portfolio Operating Expenses (after fee waivers and
     expense reimbursements)*...............................          1.36%**              1.40%
                                                                      ====                 ====
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 year...................................................          $ 14                    $ 14
   3 years..................................................          $ 43                    $ 44
   5 years..................................................          $ 74                    $ 77
  10 years..................................................          $164                    $168

--------------------------------------------------------------------------------
 * Annual Portfolio Operating Expenses for each Portfolio are based on actual expenses for the fiscal year ending December 31, 1997, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Port-Venture Capital Portfolio would equal 1.25%; Other Expenses would equal .44% and Total Portfolio Operating Expenses would equal 1.69%. The investment adviser and co-administrator have undertaken to limit the Post-Venture Capital Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1999.

** Operating expenses for the International Equity Portfolio were reduced by
   .01% for the fiscal year ended December 31, 1997 as a result of certain arrangements that served to offset portions of the Portfolio's transfer agent expense. After reflecting these arrangements, "Total Portfolio Operating Expenses (after fee waivers)" for the Portfolio were 1.35% for the fiscal year ended December 31, 1997.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information for each of the periods presented below has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Portfolios is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at (800) 369-2728.

INTERNATIONAL EQUITY PORTFOLIO

                                                                     For the            For the Period
                                                                   Year Ended            June 30, 1995
                                                                  December 31,         (Commencement of
                                                              ---------------------   Operations) through
                                                                1997         1996      December 31, 1995
                                                              --------     --------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $11.48       $10.65                $10.00
                                                                ------       ------    ------------
  Income from Investment Operations:
  Net Investment Income.....................................      0.10         0.00            0.03
  Net Gain (Loss) from Securities and Foreign Currency
     Related Items (both realized and unrealized)...........     (0.37)        1.06            0.70
                                                                ------       ------    ------------
    Total from Investment Operations........................     (0.27)        1.06            .073
                                                                ------       ------    ------------
  Less Distributions:
  Dividends from net investment income......................     (0.01)       (0.06)          (0.01)
  Distributions in excess of net investment income..........      0.00        (0.10)          (0.07)
  Distributions from realized gains.........................      0.00        (0.06)           0.00
  Distributions in excess of realized gains.................     (0.71)       (0.01)           0.00
                                                                ------       ------    ------------
    Total Distributions.....................................     (0.72)       (0.23)          (0.08)
                                                                ------       ------    ------------
NET ASSET VALUE, END OF PERIOD..............................    $10.49       $11.48                $10.65
                                                                ======       ======    ============
Total Return................................................     (2.26)%       9.98%           7.30%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................  $347,229     $298,218         $64,537
Ratios to average daily net assets:
  Operating expenses........................................      1.36%@       1.36%@          1.44%*
  Net investment income.....................................      0.66%        0.64%           0.48%*
  Decrease reflected in above operating expense ratios due
     to waivers/reimbursements..............................      0.00%        0.04%           0.77%*
Portfolio Turnover Rate.....................................     78.65%       30.82%           8.31%+
Average Commission Rate#....................................    $.0163      $0.0232                    --

--------------------------------------------------------------------------------
 @ Interest earned on uninvested cash balance is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .01% and .00% for the years ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.35% and 1.36% for the years ended December 31, 1997 and 1996, respectively.
 + Non-annualized.
 * Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

POST-VENTURE CAPITAL PORTFOLIO

                                                                                      For the Period
                                                                                    September 30, 1996
                                                                   For the            (Commencement
                                                                 Year Ended       of Operations) through
                                                              December 31, 1997     December 31, 1996
                                                              -----------------   ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................          $9.76                $10.00
                                                               -----------          -------------
  Income from Investment Operations:
  Net Investment Loss.......................................         (0.08)                  0.00
  Net Gain (Loss) from Securities (both realized and
     unrealized)............................................          1.38                  (0.24)
                                                               -----------          -------------
     Total from Investment Operations.......................          1.30                  (0.24)
                                                               -----------          -------------
NET ASSET VALUE, END OF PERIOD..............................        $11.06                         $9.76
                                                               ===========          =============
Total Return................................................         13.34%                 (2.40%)+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................       $30,520                $12,400
Ratios to average daily net assets:
  Operating expenses........................................          1.40%@                 1.41%@*
  Net investment income (loss)..............................         (0.75%)                  .80%*
  Decrease reflected in above operating expense ratio due to
     waivers/reimbursements.................................          0.18%                  4.16%
Portfolio Turnover Rate.....................................        238.12%                  6.80%+
Average Commission Rate#....................................       $0.0548                       $0.0491

--------------------------------------------------------------------------------
 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .00% and .01% for the year or period ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.40% and 1.40% for the year or period ended December 31, 1997 and 1996, respectively.
 + Non-annualized.
 * Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Each Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that any Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolios may make.

INTERNATIONAL EQUITY PORTFOLIO
  The International Equity Portfolio's investment objective is to seek long term capital appreciation. The Portfolio is a diversified investment fund that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ("Warburg"), have their principal business activities and interests outside of the United States. The Portfolio will ordinarily invest substantially all of its assets -- but no less than 65% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. Generally the Portfolio will hold no less than 65% of its total assets in a least three countries other than the United States. The Portfolio intends to be widely diversified across securities of many corporations located in a number of different countries. Warburg anticipates, however, that the Portfolio may from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. See "Risk Factors and Special Considerations -- Japanese Investments" below. In appropriate circumstances, such as when a direct investment by the International Equity Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), invest in the securities of closed-end investment companies that invest in foreign securities.
  The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

POST-VENTURE CAPITAL PORTFOLIO
  Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Portfolio should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.
  The investment objective of the Post-Venture Capital Portfolio is to seek long-term growth of capital. The Portfolio is a diversified portfolio that pursues an aggressive investment strategy. The Portfolio pursues its investment objective by investing primarily in equity securities of companies considered by Warburg to be in their post-venture capital stage of development. Although the Portfolio may invest up to 10% of its assets in venture capital and other investment funds, the Portfolio is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), whichever is later, will have been made within ten years prior to the Portfolio's purchase of the company's securities.
  Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average or the Fortune 500. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.
  Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 400 of the larger domestic venture capital funds.

Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for institutions. The Portfolio will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized over-the-counter market.
  PRIVATE FUND INVESTMENTS. Up to 10% of the Post-Venture Capital Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Portfolio's investments in Private Funds are limited to a maximum of 10% of the Portfolio's assets, these investments are highly speculative and volatile and may produce gains or losses in this portion of the Portfolio that exceed those of the Portfolio's other holdings and of more mature companies generally.
  Because Private Funds generally are investment companies for purposes of the 1940 Act, the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and will involve the risks described under "Risk Factors and Special Considerations -- Non-Publicly Traded Securities; Rule 144A Securities." In valuing the Portfolio's holdings of interests in Private Funds, the Portfolio will be relying on the most recent reports provided by Abbott and by the Private Funds themselves prior to calculation of the Portfolio's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See "Net Asset Value." Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Services ("S&P"). Securities in these ratings categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see "Risk Factors and Special Considerations -- Below Investment Grade Securities" below and "Investment Policies -- Below Investment Grade Debt Securities" in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see "Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies" in the Statement of Additional Information.
  The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of net assets.
  OTHER STRATEGIES. The Post-Venture Capital Portfolio may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. The Portfolio's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; or a change in corporate control or investment by a venture capitalist.
  To attempt to reduce risk, the Portfolio will diversify its investments over a broad range of issuers operating in a variety of industries. The Portfolio may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Portfolio anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Portfolio will invest primarily in U.S. companies, up to 20% of the Portfolio's assets may be invested in securities of issuers located in any foreign country. Equity securities in which the Portfolio will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Portfolio may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see "Certain Investment Strategies").

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The International Equity Portfolio may invest up to 35% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock

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

for the purpose of seeking capital appreciation. The Post-Venture Capital Portfolio may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) for the purpose of seeking growth of capital. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. When such a defensive posture is warranted, the Emerging Markets Portfolio may also invest temporarily without limit in other securities of U.S. companies.
  MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Portfolios may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, each Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of

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

the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  WARRANTS. Each Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  EMERGING MARKETS. The International Equity Portfolio may invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging market countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
  JAPANESE INVESTMENTS. The International Equity Portfolio may from time to time have a large position in Japanese securities and, as a result, would be subject to general economic and political conditions in Japan. Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of its large trade surpluses Japan has entered a difficult phase in its relations with certain trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.
  The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States.
  Japan has a parliamentary form of government. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy cannot be predicted. For additional information, see "Investment
Policies -- Japanese Investments" in the Statement of Additional Information.
  SMALLER CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED
ISSUERS. Investing in securities of emerging growth and small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers"), may involve greater risks than investing in larger, more established companies since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an

                                        8
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investment in either Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in better-known, larger companies.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolios in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities and interests in Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the ratings organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, a Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on a Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.
  YEAR 2000 COMPLIANCE. Many services provided to the Portfolios and their shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolios' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolios' foreign investments.

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

  The Warburg Service Providers anticipate that their systems and those of the Portfolios' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolios' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Portfolio. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. It is not possible to predict the Portfolios' turnover rate. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolios' distributor ("Counsellors Securities"). A Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, each Portfolio is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. In addition, although each Portfolio may purchase securities on a when-issued basis and sell securities for delayed delivery, the International Equity Portfolio has no intention of doing so during the coming year. Detailed information concerning the Portfolios' strategies and their related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. The International Equity Portfolio will ordinarily hold no less than 65% of its total assets in foreign securities and the Post-Venture Capital Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.

  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts and, in the case of the International Equity Portfolio, swaps. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Stock Index Options. Each Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. Each Portfolio may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Commodity Options. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Swaps. The International Equity Portfolio may enter into swaps relating to indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, or is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
  The International Equity Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.
  Hedging Considerations. Each Portfolio may engage in options, futures, currency transactions and swaps for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts, currency exchange transactions and, in the case of the International Equity Portfolio, swaps for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; forward currency contracts; and, in the case of the International Equity Portfolio, swaps. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  SHORT SELLING. The Post-Venture Capital Portfolio may from time to time sell securities short. A short sale is a transaction in which the Portfolio sells borrowed securities in anticipation of a decline in the market price of the securities. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Portfolio's assets.
  To deliver the securities to the buyer, the Post-Venture Capital Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.

  The Post-Venture Capital Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.
  Short Sales Against the Box. Each Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Post-Venture Capital Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. The Portfolio will not enter into a when-issued or delayed-delivery transactions for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
  The Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------
  INVESTMENT ADVISERS. The Trust employs Warburg as investment adviser to each Portfolio. The Post-Venture Capital Portfolio also employs Abbott as its sub-investment adviser. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of each Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio, places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Post-Venture Capital Portfolio, supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Portfolios and furnishes each Portfolio with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in interests in
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

Private Funds on behalf of the Portfolio and assists in administrative functions relating to investments in Private Funds.
  For the services provided by Warburg, (i) the International Equity Portfolio pays Warburg a fee calculated at an annual rate of 1.00% of the Portfolio's average daily net assets and (ii) the Post-Venture Capital Portfolio pays Warburg a fee calculated at an annual rate of 1.25% of the Portfolio's average daily net assets, out of which Warburg pays Abbott for sub-investment advisory services. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by a Portfolio.
  Warburg. Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  Abbott. Abbott is an independent specialized investment firm with assets under management of approximately $2.3 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997. Abbott's principal business address is 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.

PORTFOLIO MANAGERS
  International Equity Portfolio. Richard H. King, Harold W. Ehrlich and Vincent
J. McBride serve as Co-Portfolio Managers and Nancy Nierman serves as Associate Portfolio Manager of the International Equity Portfolio. Mr. King has been a Portfolio Manager or Co-Portfolio Manager of the Portfolio since inception, and Mr. Ehrlich, Mr. McBride and Ms. Nierman have served the Portfolio in their respective capacities since April 1998. (Mr. Ehrlich and Mr. McBride served as Associate Portfolio Managers and Research Analysts of the Portfolio from its inception to April 1998.)
  Mr. King, a Managing Director of Warburg, has been with Warburg since 1989. Mr. Ehrlich is a Managing Director of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride, a Senior Vice President of Warburg, has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. Ms. Nierman is a Vice President of Warburg and has been with Warburg since April 1996, before which time she was an analyst with Fiduciary Trust Company International.
  Post-Venture Capital Portfolio. The Co-Portfolio Managers of the Post-Venture Capital Portfolio have been Elizabeth B. Dater and Stephen J. Lurito since its inception. Robert S. Janis and Christopher M. Nawn, have been Associate Portfolio Managers and Research Analysts for the Post-Venture Capital Portfolio since its inception.
  Ms. Dater is a Managing Director of Warburg and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987. Mr. Janis is a Senior Vice President of Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a Senior Vice President of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.
  Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Post-Venture Capital Portfolio's investments in Private Funds. Mr. Held and Mr. Gray have been associated with Abbott and its predecessor firm since 1986 and 1989, respectively.
  CO-ADMINISTRATORS. The Portfolios employ Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolios and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Trust employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the International Equity

Portfolio pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, and the Post-Venture Capital Portfolio pays PFPC a fee calculated at an annual rate of .10% of the first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC"), serves as custodian of each Portfolio's U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian of each Portfolio's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolios. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolios. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ("Service Organizations") with whom it enters into agreements up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with a Portfolio. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Portfolio shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage each Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for each Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of a Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select a Portfolio as an investment option for a Variable Contract or Plan.
  All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by a Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of a Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of one or both Portfolios during the morning of the next business day with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to a Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of a Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for the following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. Each Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  Each Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolios may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from a Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  Certain provisions of the Code may require that a gain recognized by a Portfolio upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Portfolio upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Portfolio held the securities used to close the short sale. A Portfolio's use of short sales may also affect the holding periods of certain securities held by the Portfolio if such securities are "substantially identical" to securities used by the Portfolio to close the short sale. The Portfolios' short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Special Tax Matters Relating to the International Equity Portfolio. Dividends and interest received by the Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will bear the cost of foreign tax withholding in the form of increased expenses to the Portfolio, but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Portfolio by reason of the tax-deferred status of Variable Contracts.
  Internal Revenue Service Requirements. Each Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes every day.
  The net asset value per share of each Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Investments in Private Funds initially will be valued at cost and, thereafter, will be valued in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of underlying holdings of Private Funds will not generally be reflected in the Post-Venture Capital Portfolio's net asset value. However, Warburg will report to the Board of Trustees information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board of Trustees will take these reports into account in valuing Private Funds. Securities, options and futures contracts for which market quotations are not readily available and other assets, including Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, each Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of each Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of a Portfolio's return over a longer market cycle. Each Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.
  A Portfolio or a Participating Insurance Company or Plan sponsor may describe the Portfolio's performance may be compared with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the International Equity Portfolio, with the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index and/or other indexes prepared by Morgan Stanley relating to securities represented in the Portfolio, the Salomon Russell Global Equity Index, the PT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltds.) and the S&P 500 Index, all of which are unmanaged indexes; and, in the case of the Post-Capital Venture Portfolio, with the Venture Capital 100 Index (compiled by Venture Capital Journal), appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio, and the S&P 500 Index, all of which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Post-Venture Capital Portfolio may also make comparisons using data and indexes compiled by the National Venture Capital Association, Venture-One and Private Equity Analysts Newsletter and similar organizations and publications. A Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, each Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Post-Venture Capital Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of five series have been authorized, two of which constitute the interests in the Portfolios. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. Each Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in a Portfolio may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in one or both Portfolios. As a result, a Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of a Portfolio to any Variable

Contract or Plan or may suspend or terminate the offering of shares of a Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolios, as well as certain statistical characteristics of a Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.
  Since the prospectuses of the Portfolios are combined in this single Prospectus, it is possible that a Portfolio may become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to the other Portfolio.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THIS PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIOS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

The Portfolios' Expenses.................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    5
Portfolio Investments....................................    6
Risk Factors and Special Considerations..................    8
Portfolio Transactions and Turnover Rate.................   10
Certain Investment Strategies............................   10
Investment Guidelines....................................   13
Management of the Portfolios.............................   13
How to Purchase and Redeem Shares........................   15
Dividends, Distributions and Taxes.......................   16
Net Asset Value..........................................   17
Performance..............................................   17
General Information......................................   18

                             [WARBURG PINCUS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRIPX-1-0498

                                   PROSPECTUS
                                 April 30, 1998
                  WARBURG PINCUS TRUST

                      ----------------------- INTERNATIONAL EQUITY PORTFOLIO

                      ----------------------- POST-VENTURE CAPITAL PORTFOLIO

                      ----------------------- SMALL COMPANY GROWTH PORTFOLIO

           Warburg Pincus Trust shares are not available directly to individual investors but may be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers five investment funds, three of which are offered pursuant to this Prospectus (the "Portfolios"):

THE INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers. International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See "Risk Factors and Special Considerations."

THE POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, an investment in the Portfolio involves certain risks and may not be appropriate for all investors.

THE SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing in equity securities of small-sized domestic companies.

Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. A Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolios that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about each Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolios. The Statement of Additional Information is also available upon request and without charge by calling the Trust at (800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIOS' EXPENSES
--------------------------------------------------------------------------------

                                                                 International        Post-Venture        Small Company
                                                                Equity Portfolio    Capital Portfolio    Growth Portfolio
                                                                ----------------    -----------------    ----------------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)....................             0                   0                    0
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
     Management Fees........................................          1.00%               1.07%                0.90%
     12b-1 Fees.............................................             0                   0                    0
     Other Expenses.........................................          0.36%               0.33%                0.25%
                                                                ----------          -----------          ----------
     Total Portfolio Operating Expenses (after fee waivers
      and expense reimbursements)*..........................          1.36%**             1.40%                1.15%**
                                                                ==========          ===========          ==========
  EXAMPLE
  You would pay the following expenses on a $1,000
     investment, assuming (1) 5% annual return and (2)
     redemption at the end of each time period:
   1 year...................................................          $ 14                $ 14                 $ 12
   3 years..................................................          $ 43                $ 44                 $ 37
   5 years..................................................          $ 74                $ 77                 $ 63
  10 years..................................................          $164                $168                 $140

--------------------------------------------------------------------------------
 * Annual Portfolio Operating Expenses for the Portfolios listed above are based on actual expenses for the fiscal year ended December 31, 1997, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Post-Venture Capital Portfolio would have equalled 1.25%, Other Expenses would have equalled .44% and Total Portfolio Operating Expenses would have equalled 1.69%. The investment adviser and co-administrator have undertaken to limit the Post-Venture Capital Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1999.

** Operating expenses for each of the International Equity and Small Company
   Growth Portfolios were reduced by .01% for the fiscal year ended December 31, 1997 as a result of certain arrangements that served to offset portions of the Portfolios' respective transfer agent expense. After reflecting these arrangements, "Total Portfolio Operating Expenses (after fee waivers)" for the International Equity and Small Company Growth Portfolios were 1.35% and 1.14%, respectively, for the fiscal year ended December 31, 1997.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information for each of the periods presented below has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Portfolios is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at (800) 369-2728.

INTERNATIONAL EQUITY PORTFOLIO

                                                                    For the              For the Period
                                                                  Year Ended              June 30, 1995
                                                                 December 31,           (Commencement of
                                                              -------------------      Operations) through
                                                                1997       1996         December 31, 1995
                                                                ----       ----        -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $11.48     $10.65                   $10.00
                                                                ------     ------       ------------
  Income from Investment Operations:
  Net Investment Income (Loss)..............................      0.10       0.00               0.03
  Net Gain (Loss) from Securities and Foreign Currency
     Related Items (both realized and unrealized)...........     (0.37)      1.06               0.70
                                                                ------     ------       ------------
  Total from Investment Operations..........................     (0.27)      1.06               0.73
                                                                ------     ------       ------------
  Less Distributions:
  Dividends from Net Investment Income......................     (0.01)     (0.06)             (0.01)
  Distributions in Excess of Net Investment Income..........      0.00      (0.10)             (0.07)
  Distributions from Realized Gains.........................      0.00      (0.06)              0.00
  Distributions in Excess of Realized Gains.................     (0.71)     (0.01)              0.00
                                                                ------     ------       ------------
  Total Distributions.......................................     (0.72)     (0.23)             (0.08)
                                                                ------     ------       ------------
NET ASSET VALUE, END OF PERIOD..............................    $10.49     $11.48                   $10.65
                                                                ======     ======       ============
Total Return................................................     (2.26%)     9.98%              7.30%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................  $347,229   $298,218                  $64,537
Ratios to Average Daily Net Assets:
  Operating Expenses........................................      1.36%@     1.36%@             1.44%*
  Net Investment Income.....................................      0.66%      0.64%              0.48%*
  Decrease reflected in above operating expense ratios due
     to waivers/reimbursements..............................      0.00%      0.04%               .77%*
  Portfolio Turnover Rate...................................     78.65%     30.82%              8.31%+
  Average Commission Rate#..................................   $0.0163    $0.0232                       --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expenses. These arrangements resulted in a reduction to the Portfolio's expenses by .01% and .00% for the years ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.35% and 1.36% for the years ended December 31, 1997 and 1996, respectively.
+ Non-annualized.
*  Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

POST-VENTURE CAPITAL PORTFOLIO

                                                                                           For the Period
                                                                                         September 30, 1996
                                                                       For the            (Commencement of
                                                                     Year Ended          Operations) through
                                                                  December 31, 1997       December 31, 1996
                                                                  -----------------       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................             $ 9.76                 $10.00
                                                                   -----------            ------------
  Income from Investment Operations:
  Net Investment Loss.......................................             (0.08)                   0.00
  Net Gain (Loss) from Securities (both realized and
     unrealized)............................................              1.38                   (0.24)
                                                                   -----------            ------------
  Total from Investment Operations..........................              1.30                   (0.24)
                                                                   -----------            ------------
NET ASSET VALUE, END OF PERIOD..............................            $11.06                        $ 9.76
                                                                   ===========            ============
Total Return................................................             13.34%                  (2.40%)+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................           $30,520                       $12,400
Ratios to Average Daily Net Assets:
  Operating expenses........................................              1.40%@                  1.41%@*
  Net investment income (loss)..............................             (0.75%)                  0.80%*
  Decrease reflected in above operating expense ratio due to
     waivers/reimbursements.................................              0.18%                   4.16%*
  Portfolio Turnover Rate...................................            238.12%                   6.80%+
  Average Commission Rate#..................................           $0.0548                       $0.0491

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. The arrangements resulted in a reduction to the Portfolio's expenses by .00% and .01% for the year or period ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.40% and 1.40% for the year or period ended December 31, 1997 and 1996, respectively.
+ Non-annualized.
*  Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

SMALL COMPANY GROWTH PORTFOLIO

                                                                     For the                For the Period
                                                                    Year Ended               June 30, 1995
                                                                   December 31,            (Commencement of
                                                              ----------------------      Operations) through
                                                                1997          1996         December 31, 1995
                                                                ----          ----        -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $14.25        $12.51                   $10.00
                                                                ------        ------       ------------
  Income from Investment Operations:
  Net Investment Loss.......................................     (0.07)        (0.06)             (0.01)
  Net Gain from Securities (both realized and unrealized)...      2.30          1.80               2.52
                                                                ------        ------       ------------
  Total from Investment Operations..........................      2.23          1.74               2.51
                                                                ------        ------       ------------
NET ASSET VALUE, END OF PERIOD..............................    $16.48        $14.25                   $12.51
                                                                ======        ======       ============
Total Return................................................     15.65%        13.91%             25.10%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................  $666,394      $339,398                  $97,445
Ratios to Average Daily Net Assets:
  Operating Expenses........................................      1.15%@        1.16%@             1.25%*
  Net Investment Loss.......................................     (0.56%)       (0.66%)            (0.36%)*
  Decrease reflected in above operating expense ratios due
     to waivers/reimbursements..............................      0.00%         0.01%              0.25%*
  Portfolio Turnover Rate...................................     92.45%       101.50%             34.25%+
  Average Commission Rate#..................................   $0.0550       $0.0538                       --

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .01% and .00% for the years ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.14% and 1.16% for the years ended December 31, 1997 and 1996, respectively.
+ Non-annualized.
*  Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Each Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that any Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolios may make.

INTERNATIONAL EQUITY PORTFOLIO
  The International Equity Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio is a diversified investment fund that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ("Warburg"), have their principal business activities and interests outside of the United States. The Portfolio will ordinarily invest substantially all of its assets -- but no less than 65% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. Generally the Portfolio will hold no less than 65% of its total assets in at least three countries other than the United States. The Portfolio intends to be widely diversified across securities of many corporations located in a number of different countries. Warburg anticipates, however, that the Portfolio may from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. See "Risk Factors and Special Considerations -- Japanese Investments" below. In appropriate circumstances, such as when a direct investment by the International Equity Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), invest in the securities of closed-end investment companies that invest in foreign securities.
  The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

POST-VENTURE CAPITAL PORTFOLIO
  Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Portfolio should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.
  The investment objective of the Post-Venture Capital Portfolio is to seek long-term growth of capital. The Portfolio is a diversified portfolio that pursues an aggressive investment strategy. The Portfolio pursues its investment objective by investing primarily in equity securities of companies considered by Warburg to be in their post-venture capital stage of development. Although the Portfolio may invest up to 10% of its assets in venture capital and other investment funds, the Portfolio is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), whichever is later, will have been made within ten years prior to the Portfolio's purchase of the company's securities.
  Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average or the Fortune 500. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.
  Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 400 of the larger domestic venture capital funds.

Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for institutions. The Portfolio will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized over-the-counter market.
  PRIVATE FUND INVESTMENTS. Up to 10% of the Post-Venture Capital Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above-average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Portfolio's investments in Private Funds are limited to a maximum of 10% of the Portfolio's assets, these investments are highly speculative and volatile and may produce gains or losses in this portion of the Portfolio that exceed those of the Portfolio's other holdings and of more mature companies generally.
  Because Private Funds generally are investment companies for purposes of the 1940 Act, the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and will involve the risks described under "Risk Factors and Special Considerations -- Non-Publicly Traded Securities; Rule 144A Securities." In valuing the Portfolio's holdings of interests in Private Funds, the Portfolio will be relying on the most recent reports provided by Abbott and by the Private Funds themselves prior to calculation of the Portfolio's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See "Net Asset Value." Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Services ("S&P"). Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see "Risk Factors and Special Considerations -- Below Investment Grade Securities" below and "Investment Policies -- Below Investment Grade Debt Securities" in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see "Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies" in the Statement of Additional Information.
  The Post-Venture Capital Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of net assets.
  OTHER STRATEGIES. The Post-Venture Capital Portfolio may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. The Portfolio's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control; or investment by a venture capitalist.
  To attempt to reduce risk, the Post-Venture Capital Portfolio will diversify its investments over a broad range of issuers operating in a variety of industries. The Portfolio may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Portfolio anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Portfolio will invest primarily in U.S. companies, up to 20% of the Portfolio's assets may be invested in securities of issuers located in any foreign country. Equity securities in which the Portfolio will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Portfolio may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see "Certain Investment Strategies").

SMALL COMPANY GROWTH PORTFOLIO
  The Small Company Growth Portfolio's investment objective is to seek capital growth. The Portfolio is a non-diversified investment fund that pursues its investment objective by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks
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

or warrants of small-sized companies that represent attractive opportunities for capital growth. The Portfolio considers a "small-sized" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. (As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.) Companies whose capitalization no longer meets this definition after purchase continue to be considered small companies for purposes of the Portfolio's policy of investing at least 65% of its assets in small-sized companies. In addition, the Portfolio has the flexibility to invest in companies with a market capitalization of any size when the 65% policy is met. As a result of these policies, the average market capitalization of the Portfolio at any particular time may exceed $2.7 billion, particularly at times when the market values of small company stocks are rising. It is anticipated that the Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.
  The Portfolio may also invest in securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The International Equity Portfolio may invest up to 35%, and each of the Post-Venture Capital and Small Company Growth Portfolios may invest up to 20%, of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. When such a defensive posture is warranted, the International Equity Portfolio may also invest temporarily without limit in foreign investment grade debt obligations and in other securities of U.S. companies.
  MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Portfolios may enter into repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, each Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold securities.
  WARRANTS. Each Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  EMERGING MARKETS. The International Equity Portfolio may invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging market countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
  JAPANESE INVESTMENTS. The International Equity Portfolio may from time to time have a large position in Japanese securities and, as a result, would be subject to general economic and political conditions in Japan. Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of its large trade surpluses Japan has entered a difficult phase in its relations with certain trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.

  The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States.
  Japan has a parliamentary form of government. Since mid-1993, there have been several changes in leadership in Japan. What effect, if any, the current political situation will have on prospective regulatory reforms in the Japanese economy cannot be predicted. For additional information, see "Investment Policies -- Japanese Investments" in the Statement of Additional Information.
  SMALLER CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED
ISSUERS. Investing in securities of emerging growth and small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks than investing in larger, more established companies since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a great degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in either the Post-Venture Capital Portfolio or the Small Company Growth Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to each Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities and, with respect to the Post-Venture Capital Portfolio, interests in Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the ratings organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, a Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on a Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  NON-DIVERSIFIED STATUS. The Small Company Growth Portfolio is classified as non-diversified under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Being non-diversified means that the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
  YEAR 2000 COMPLIANCE. Many services provided to the Portfolios and their shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolios' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolios' foreign investments.
  The Warburg Service Providers anticipate that their systems and those of the Portfolios' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolios' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Portfolio. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. It is not possible to predict the Portfolios' turnover rates. However, it is anticipated that no Portfolio's annual turnover rate should exceed 100%. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolios' distributor ("Counsellors Securities"). A Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, each Portfolio is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. In addition, although each Portfolio may purchase securities on a when-issued basis and purchase or sell securities for delayed-delivery, the International Equity Portfolio has no intention of doing so during the coming year. Detailed information concerning the Portfolios' strategies and their related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. The International Equity Portfolio will ordinarily hold no less than 65% of its total assets in foreign securities, and the Post-Venture Capital Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. The Small Company Growth Portfolio may also invest up to 20% of its total assets in the securities of foreign issuers, which are not included in the Portfolio's 65% policy of investing in small-sized companies described above. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts and, in the case of the International Equity Portfolio, swaps. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Stock Index Options. Each Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. Each Portfolio may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Commodity Options. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate-sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Swaps. The International Equity Portfolio may enter into swaps relating to indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, or is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
  The International Equity Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate a net amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.
  Hedging Considerations. The Portfolios may engage in options, futures, currency transactions and swaps for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts, currency exchange transactions,

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

and, in the case of the International Equity Portfolio, swaps for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; forward currency contracts; and, in the case of the International Equity Portfolio, swaps. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  SHORT SELLING. The Post-Venture Capital Portfolio may from time to time sell securities short. A short sale is a transaction in which the Portfolio sells borrowed securities in anticipation of a decline in the market price of the securities. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Portfolio's assets.
  To deliver the securities to the buyer, the Post-Venture Capital Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.
  The Post-Venture Capital Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.
  Short Sales Against the Box. Each Portfolio may enter into a short sale of securities such that when the short position is open a Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. A Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Post-Venture Capital and Small Company Growth Portfolios may each utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. A Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
  Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount if its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed-delivery.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------
  INVESTMENT ADVISERS. The Trust employs Warburg as investment adviser to each Portfolio and, with respect to the Post-Venture Capital Portfolio, Abbott as its sub-investment adviser. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of each Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Post-Venture Capital Portfolio, supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Portfolios and furnishes each Portfolio with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Portfolio and assists in administrative functions relating to investments in Private Funds.
  For the services provided by Warburg, the International Equity and the Small Company Growth Portfolios pay Warburg a fee calculated at an annual rate of 1.00% and .90%, respectively, of the relevant Portfolio's average daily net assets. For the services provided by Warburg, the Post-Venture Capital Portfolio pays Warburg a fee calculated at an annual rate of 1.25% of the Fund's average daily net assets out of which Warburg pays Abbott for sub-advisory services. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by a Portfolio.
  Warburg. Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  Abbott. Abbott is an independent specialized investment firm with assets under management of approximately $2.3 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997. Abbott's principal business address is 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.
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

PORTFOLIO MANAGERS
  International Equity Portfolio. Richard H. King, Harold W. Ehrlich and Vincent
J. McBride serve as Co-Portfolio Managers and Nancy Nierman serves as Associate Portfolio Manager of the International Equity Portfolio. Mr. King has been a Portfolio Manager or Co-Portfolio Manager of the Portfolio since its inception and Mr. Ehrlich, Mr. McBride and Ms. Nierman have served the Portfolio in their respective capacities since April 1998. (Mr. Ehrlich and Mr. McBride served as Associate Portfolio Managers and Research Analysts of the Portfolio from its inception to April 1998.)
  Mr. King, a Managing Director of Warburg, has been with Warburg since 1989. Mr. Ehrlich is a Managing Director of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride is a Senior Vice President of Warburg and has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. Ms. Nierman is a Vice President of Warburg and has been with Warburg since April 1996, before which time she was an analyst with Fiduciary Trust Company International.
  Small Company Growth and Post-Venture Capital Portfolios. The Co-Portfolio Managers of the Post-Venture Capital and Small Company Growth Portfolios have been Elizabeth B. Dater and Stephen J. Lurito since the Portfolios' inception. Robert S. Janis and Christopher M. Nawn have been Associate Portfolio Managers and Research Analysts for the Post-Venture Capital Portfolio since its inception.
  Ms. Dater is a Managing Director of Warburg and has been a Portfolio Manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987. Mr. Janis is a Senior Vice President of Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a Senior Vice President of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.
  Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Post-Venture Capital Portfolio's investments in Private Funds. Mr. Held and Mr. Gray have been associated with Abbott and its predecessor firm since 1986 and 1989, respectively.
  CO-ADMINISTRATORS. The Portfolios employ Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolios and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Trust employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the International Equity Portfolio pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million. Each of the Post-Venture Capital and Small Company Growth Portfolios pays PFPC a fee calculated at an annual rate of .10% of the Portfolio's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC"), serves as custodian of each Portfolio's U.S. assets. State Street Bank and Trust Company ("State Street") serves as custodian of each Portfolio's non-U.S. assets. PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolios. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolios. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Participating Insurance Companies and Plans or their affiliates or entities that provide services to them

("Service Organizations") with whom it enters into agreements up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with a Portfolio. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of a Portfolio's shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage each Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for each Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of a Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select a Portfolio as an investment option for a Variable Contract or Plan.
  All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by a Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of a Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of a Portfolio during the morning of the next business day with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to a Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of a Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. Each Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  Each Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolios may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gains distributions from a Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  Certain provisions of the Code may require that a gain recognized by a Portfolio upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Portfolio upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Portfolio held the securities used to close the short sale. A Portfolio's use of short sales may also affect the holding periods of certain securities held by the Portfolio if such securities are "substantially identical" to securities used by the Portfolio to close the short sale. The Portfolios' short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Special Tax Matters Relating to the International Equity Portfolio. Dividends and interest received by the International Equity Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will bear the cost of foreign tax withholding in the form of increased expenses to the Portfolio, but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Portfolio by reason of the tax-deferred status of Variable Contracts.
  Internal Revenue Service Requirements. Each Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes every day.
  The net asset value per share of each Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value.
  With respect to the Post-Venture Capital Portfolio, investments in Private Funds will initially be valued at cost and, thereafter, will be valued in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of underlying holdings of Private Funds will not generally be reflected in the Portfolio's net asset value. However, Warburg will report to the Board information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board will take these reports into account in valuing Private Funds.
  Securities, options and futures contracts for which market quotations are not readily available and other assets, including, with respect to the Post-Venture Capital Portfolio, Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, each Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of each Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of a Portfolio's return over a longer market cycle. Each Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.
  A Portfolio or a Participating Insurance Company or Plan sponsor may compare the Portfolio's performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the International Equity Portfolio, with the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index and/or other indexes prepared by Morgan Stanley relating to securities represented in the Portfolio, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index; in the case of the Post-Venture Capital and Small Company Growth Portfolios, with appropriate indexes prepared by Frank Russell Company relating to securities represented in these Portfolios, and the S&P 500 Index and, in the case of the Post-Venture Capital Portfolio only, with the Venture Capital 100 Index (compiled by Venture Capital Journal), all of which are unmanaged indexes; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Post-Venture Capital Portfolio may also make comparisons using data and indexes compiled by the National Venture Capital Association, Venture-One and Private Equity Analysts Newsletter and similar organizations and publications. A Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, each Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Post-Venture Capital Portfolio may discuss characteristics of venture capital-financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of five series have been authorized, three of which constitute the interests in the Portfolios. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. Each Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in a Portfolio may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in one or all Portfolios. As a result, a Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of a Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of a Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolios, as well as certain statistical characteristics of a Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.
  Since the prospectuses of the Portfolios are combined in this single Prospectus, it is possible that a Portfolio may become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to the other Portfolio.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIOS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

The Portfolios' Expenses.................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    6
Portfolio Investments....................................    8
Risk Factors and Special Considerations..................    9
Portfolio Transactions and Turnover Rate.................   11
Certain Investment Strategies............................   12
Investment Guidelines....................................   15
Management of the Portfolios.............................   15
How to Purchase and Redeem Shares........................   17
Dividends, Distributions and Taxes.......................   18
Net Asset Value..........................................   18
Performance..............................................   19
General Information......................................   20

                             [WARBURG PINCUS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRIPS-1-0498

                                   PROSPECTUS
                                 April 30, 1998
                          WARBURG PINCUS TRUST

                            ----------------------------- EMERGING MARKETS
                            PORTFOLIO

                            ----------------------------- INTERNATIONAL EQUITY
                            PORTFOLIO

                            ----------------------------- POST-VENTURE CAPITAL
                            PORTFOLIO

                            ----------------------------- SMALL COMPANY GROWTH
                            PORTFOLIO

 Warburg Pincus Trust shares are not available directly to individual investors but may
 be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers five investment funds, four of which are offered pursuant to this Prospectus (the "Portfolios"):

THE EMERGING MARKETS PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets.

THE INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers.

International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See "Risk Factors and Special
Considerations."

THE POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, an investment in the Portfolio involves certain risks and may not be appropriate for all investors.

THE SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing in equity securities of small-sized domestic companies.

Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. A Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolios that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about each Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolios. The Statement of Additional Information is also available upon request and without charge by calling the Trust at (800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIOS' EXPENSES
--------------------------------------------------------------------------------

                                                          Emerging         International       Post-Venture       Small Company
                                                      Markets Portfolio   Equity Portfolio   Capital Portfolio   Growth Portfolio
                                                      -----------------   ----------------   -----------------   ----------------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price)..................           0                   0                  0                   0
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
     Management Fees................................        0.81%               1.00%              1.07%               0.90%
     12b-1 Fees.....................................           0                   0                  0                   0
     Other Expenses.................................        0.59%               0.36%              0.33%               0.25%
                                                      -----------         ----------         -----------         ----------
     Total Portfolio Operating Expenses (after fee
       waivers and expense reimbursements)*.........        1.40%**             1.36%***           1.40%               1.15%***
                                                      ===========         ==========         ===========         ==========
  EXAMPLE
  You would pay the following expenses on a $1,000
     investment, assuming (1) 5% annual return and
     (2) redemption at the end of each time period:
   1 year...........................................        $ 14                $ 14                   $ 14            $ 12
   3 years..........................................        $ 44                $ 43               $ 44                $ 37
   5 years..........................................        $N/A                $ 74               $ 77                $ 63
  10 years..........................................        $N/A                $164               $168                $140

--------------------------------------------------------------------------------

 * Annual Portfolio Operating Expenses for the International Equity, Post-Venture Capital and Small Company Growth Portfolios are based on actual expenses for the fiscal year ended December 31, 1997, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Post-Venture Capital Portfolio would have equalled 1.25%, Other Expenses would have equalled .44% and Total Portfolio Operating Expenses would have equalled 1.69%. The investment adviser and co-administrator have undertaken to limit the Post-Venture Capital Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1999.
 ** Annual Portfolio Operating Expenses for the Emerging Markets Portfolio are
    based on annualized estimates of expenses for the fiscal year ending December 31, 1998, net of any fee and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees would equal 1.25%, Other Expenses would equal .71%, and Total Portfolio Operating Expenses would equal 1.96%. The investment adviser and co-administrator have undertaken to limit the Emerging Markets Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1999.
*** Operating expenses for each of the International Equity and Small Company
    Growth Portfolios were reduced by .01% for the fiscal year ended December 31, 1997 as a result of certain arrangements that served to offset portions of the Portfolios' respective transfer agent expense. After reflecting these arrangements, "Total Portfolio Operating Expenses (after fee waivers)" for the International Equity and Small Company Growth Portfolios were 1.35% and 1.14%, respectively, for the fiscal year ended December 31, 1997.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS++
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information for each of the periods presented below has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Portfolios is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at (800) 369-2728.

INTERNATIONAL EQUITY PORTFOLIO

                                                                    For the              For the Period
                                                                  Year Ended              June 30, 1995
                                                                 December 31,           (Commencement of
                                                              -------------------      Operations) through
                                                                1997       1996         December 31, 1995
                                                                ----       ----        -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $11.48     $10.65                   $10.00
                                                                ------     ------       ------------
  Income from Investment Operations:
  Net Investment Income (Loss)..............................      0.10       0.00               0.03
  Net Gain (Loss) from Securities and Foreign Currency
     Related Items (both realized and unrealized)...........     (0.37)      1.06               0.70
                                                                ------     ------       ------------
  Total from Investment Operations..........................     (0.27)      1.06               0.73
                                                                ------     ------       ------------
  Less Distributions:
  Dividends from Net Investment Income......................     (0.01)     (0.06)             (0.01)
  Distributions in Excess of Net Investment Income..........      0.00      (0.10)             (0.07)
  Distributions from Realized Gains.........................      0.00      (0.06)              0.00
  Distributions in Excess of Realized Gains.................     (0.71)     (0.01)              0.00
                                                                ------     ------       ------------
  Total Distributions.......................................     (0.72)     (0.23)             (0.08)
                                                                ------     ------       ------------
NET ASSET VALUE, END OF PERIOD..............................    $10.49     $11.48                   $10.65
                                                                ======     ======       ============
Total Return................................................     (2.26%)     9.98%              7.30%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................  $347,229   $298,218                  $64,537
Ratios to Average Daily Net Assets:
  Operating Expenses........................................      1.36%@     1.36%@             1.44%*
  Net Investment Income.....................................      0.66%      0.64%              0.48%*
  Decrease reflected in above operating expense ratios due
     to waivers/reimbursements..............................      0.00%      0.04%               .77%*
  Portfolio Turnover Rate...................................     78.65%     30.82%              8.31%+
  Average Commission Rate#..................................   $0.0163    $0.0232                       --

--------------------------------------------------------------------------------
 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expenses. These arrangements resulted in a reduction to the Portfolio's expenses by .01% and .00% for the years ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.35% and 1.36% for the years ended December 31, 1997 and 1996, respectively.
 + Non-annualized.
  * Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.
 ++ No financial highlights have been presented with respect to the Emerging
    Markets Portfolio, which commenced operations on December 31, 1997. The audited statement of assets and liabilities of the Emerging Markets Portfolio, dated December 31, 1997, and the report thereon by Coopers & Lybrand, L.L.P., dated February 9, 1998, copies of which may also be obtained without charge by calling the Trust at (800) 369-2728, are incorporated by reference in the Statement of Additional Information.

POST-VENTURE CAPITAL PORTFOLIO

                                                                                           For the Period
                                                                                         September 30, 1996
                                                                       For the            (Commencement of
                                                                     Year Ended          Operations) through
                                                                  December 31, 1997       December 31, 1996
                                                                  -----------------       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................              $ 9.76                $10.00
                                                                   -----------            ------------
  Income from Investment Operations:
  Net Investment Loss.......................................             (0.08)                   0.00
  Net Gain (Loss) from Securities (both realized and
     unrealized)............................................              1.38                   (0.24)
                                                                   -----------            ------------
  Total from Investment Operations..........................              1.30                   (0.24)
                                                                   -----------            ------------
NET ASSET VALUE, END OF PERIOD..............................            $11.06                        $ 9.76
                                                                   ===========            ============
Total Return................................................             13.34%                  (2.40%)+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................           $30,520                       $12,400
Ratios to Average Daily Net Assets:
  Operating expenses........................................              1.40%@                  1.41%@*
  Net investment income (loss)..............................             (0.75%)                  0.80%*
  Decrease reflected in above operating expense ratio due to
     waivers/reimbursements.................................              0.18%                   4.16%*
  Portfolio Turnover Rate...................................            238.12%                   6.80%+
  Average Commission Rate#..................................           $0.0548                       $0.0491

--------------------------------------------------------------------------------
@Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. The arrangements resulted in a reduction to the Portfolio's expenses by .00% and .01% for the year or period ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.40% and 1.40% for the year or period ended December 31, 1997 and 1996, respectively.
+Non-annualized.
*  Annualized.
#Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

SMALL COMPANY GROWTH PORTFOLIO

                                                                     For the                For the Period
                                                                    Year Ended               June 30, 1995
                                                                   December 31,            (Commencement of
                                                              ----------------------      Operations) through
                                                                1997          1996         December 31, 1996
                                                                ----          ----        -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $14.25        $12.51                   $10.00
                                                                ------        ------       ------------
  Income from Investment Operations:
  Net Investment Loss.......................................     (0.07)        (0.06)             (0.01)
  Net Gain from Securities (both realized and unrealized)...      2.30          1.80               2.52
                                                                ------        ------       ------------
  Total from Investment Operations..........................      2.23          1.74               2.51
                                                                ------        ------       ------------
NET ASSET VALUE, END OF PERIOD..............................    $16.48        $14.25                   $12.51
                                                                ======        ======       ============
Total Return................................................     15.65%        13.91%             25.10%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................  $666,394      $339,398                  $97,445
Ratios to Average Daily Net Assets:
  Operating Expenses........................................      1.15%@        1.16%@             1.25%*
  Net Investment Loss.......................................     (0.56%)       (0.66%)            (0.36%)*
  Decrease reflected in above operating expense ratios due
     to waivers/reimbursements..............................      0.00%         0.01%              0.25%*
  Portfolio Turnover Rate...................................     92.45%       101.50%             34.25%+
  Average Commission Rate#..................................   $0.0550       $0.0538                       --

--------------------------------------------------------------------------------
@Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .01% and .00% for the years ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.14% and 1.16% for the years ended December 31, 1997 and 1996, respectively.
+Non-annualized.
*  Annualized.
#Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Each Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that any Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolios may make.

EMERGING MARKETS PORTFOLIO
  The investment objective of the Emerging Markets Portfolio is to seek long-term growth of capital. The Portfolio is a non-diversified portfolio that pursues its investment objective by investing primarily in equity securities of non-United States issuers consisting of companies in emerging securities markets. An investment in the Portfolio may involve a greater degree of risk than investment in other mutual funds that seek capital growth by investing in larger, more developed markets.
  Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of issuers in Emerging Markets (as defined below), and the Portfolio intends to acquire securities of many issuers located in a number of different countries. The Portfolio will not necessarily seek to diversify investments on a geographical basis or on the basis of the level of economic development of any particular country and the Emerging Markets in which the Portfolio invests will vary from time to time. However, the Portfolio will at all times, except during defensive periods, maintain investments in at least three countries outside the United States. An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of an issuer: (i) the principal securities trading market for which is in an Emerging Market; (ii) which derives at least 50% of its revenues or earnings, either alone or on a consolidated basis, from goods produced or sold, investments made or services performed in an Emerging Market, or which has at least 50% of its total or net assets situated in one or more Emerging Markets; or (iii) that is organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to whether an issuer is an Emerging Markets issuer will be made by Warburg Pincus Asset Management, Inc. the Portfolios' investment adviser ("Warburg"), based on publicly available information and inquiries made to the issuers.
  As used in this Prospectus, an Emerging Market is any country (i) which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation (the "IFC") or by the United Nations Development Programme or (ii) which is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index or (iii) which has a gross national product ("GNP") per capita of $2,000 or less, in each case at the time of the Portfolio's investment. Among the countries which Warburg currently considers to be Emerging Markets are the following: Algeria, Angola, Antigua, Argentina, Armenia, Azerbaijan, Bangladesh, Barbados, Barbuda, Belarus, Belize, Bhutan, Bolivia, Botswana, Brazil, Bulgaria, Cambodia, Chile, People's Republic of China, Republic of China (Taiwan), Columbia, Cyprus, Czech Republic, Dominica, Ecuador, Egypt, Estonia, Georgia, Ghana, Greece, Grenada, Guyana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Republic of Korea (South Korea), Latvia, Lebanon, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Moldova, Mongolia, Montserrat, Morocco, Mozambique, Myanmar (Burma), Namibia, Nepal, Nigeria, Pakistan, Panama, Papua New Guinea, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Russia, Saudi Arabia, Singapore, Slovakia, Slovenia, South Africa, Sri Lanka, St. Kitts and Nevis, St. Lucia, St. Vincent and the Grenadines, Swaziland, Tanzania, Thailand, Trinidad and Tobago, Tunisia, Turkey, Turkmenistan, Uganda, Ukraine, Uruguay, Uzbekistan, Venezuela, Vietnam, Yugoslavia, Zambia and Zimbabwe. Among the countries that will not be considered Emerging Markets are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.
  The Portfolio may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.
  In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.

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INTERNATIONAL EQUITY PORTFOLIO
  The International Equity Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio is a diversified investment fund that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg Pincus, have their principal business activities and interests outside of the United States. The Portfolio will ordinarily invest substantially all of its assets -- but no less than 65% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. Generally the Portfolio will hold no less than 65% of its total assets in at least three countries other than the United States. The Portfolio intends to be widely diversified across securities of many corporations located in a number of different countries. Warburg anticipates, however, that the Portfolio may from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. See "Risk Factors and Special Considerations -- Japanese Investments" below. In appropriate circumstances, such as when a direct investment by the International Equity Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities.
  The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

POST-VENTURE CAPITAL PORTFOLIO
  Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Portfolio should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.
  The investment objective of the Post-Venture Capital Portfolio is to seek long-term growth of capital. The Portfolio is a diversified portfolio that pursues an aggressive investment strategy. The Portfolio pursues its investment objective by investing primarily in equity securities of companies considered by Warburg to be in their post-venture capital stage of development. Although the Portfolio may invest up to 10% of its assets in venture capital and other investment funds, the Portfolio is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), whichever is later, will have been made within ten years prior to the Portfolio's purchase of the company's securities.
  Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average or the Fortune 500. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.
  Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 400 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for institutions. The Portfolio will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized over-the-counter market.
  PRIVATE FUND INVESTMENTS. Up to 10% of the Post-Venture Capital Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or
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

(b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above-average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Portfolio's investments in Private Funds are limited to a maximum of 10% of the Portfolio's assets, these investments are highly speculative and volatile and may produce gains or losses in this portion of the Portfolio that exceed those of the Portfolio's other holdings and of more mature companies generally.
  Because Private Funds generally are investment companies for purposes of the 1940 Act, the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and will involve the risks described under "Risk Factors and Special Considerations -- Non-Publicly Traded Securities; Rule 144A Securities." In valuing the Portfolio's holdings of interests in Private Funds, the Portfolio will be relying on the most recent reports provided by Abbott and by the Private Funds themselves prior to calculation of the Portfolio's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See "Net Asset Value." Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Services ("S&P"). Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see "Risk Factors and Special Considerations -- Below Investment Grade Securities" below and "Investment Policies -- Below Investment Grade Debt Securities" in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see "Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies" in the Statement of Additional Information.
  The Post-Venture Capital Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of net assets.
  OTHER STRATEGIES. The Post-Venture Capital Portfolio may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. The Portfolio's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control; or investment by a venture capitalist.
  To attempt to reduce risk, the Post-Venture Capital Portfolio will diversify its investments over a broad range of issuers operating in a variety of industries. The Portfolio may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Portfolio anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Portfolio will invest primarily in U.S. companies, up to 20% of the Portfolio's assets may be invested in securities of issuers located in any foreign country. Equity securities in which the Portfolio will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Portfolio may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see "Certain Investment Strategies").

SMALL COMPANY GROWTH PORTFOLIO
  The Small Company Growth Portfolio's investment objective is to seek capital growth. The Portfolio is a non-diversified investment fund that pursues its investment objective by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies that represent attractive opportunities for capital growth. The Portfolio considers a "small-sized" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. (As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.) Companies whose capitalization no longer meets this definition after purchase continue to be considered small companies for purposes of the Portfolio's policy of investing at least 65% of its assets in small-sized companies. In addition, the Portfolio has the flexibility to invest in companies with a market capitalization of any size when the
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

65% policy is met. As a result of these policies, the average market capitalization of the Portfolio at any particular time may exceed $2.7 billion, particularly at times when the market values of small company stocks are rising. It is anticipated that the Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.
  The Portfolio may also invest in securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The Emerging Markets Portfolio may invest up to 35% of its total assets in debt securities (other than money market obligations) for the purpose of seeking growth of capital. The International Equity Portfolio may invest up to 35%, and each of the Post-Venture Capital and Small Company Growth Portfolios may invest up to 20%, of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. When such a defensive posture is warranted, the International Equity Portfolio may also invest temporarily without limit in foreign investment grade debt obligations and each of the Emerging Markets and International Equity Portfolios may also invest temporarily without limit in other securities of U.S. companies.
  The Emerging Markets Portfolio may invest or hold up to 35% of its net assets in fixed-income securities (including convertible bonds) rated below investment grade (commonly referred to as "junk bonds") and as low as C by Moody's or D by S&P or in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. In selecting debt securities for the Portfolio, Warburg will review and monitor the creditworthiness of each issuer and issue, in addition to relying on ratings assigned by Moody's or S&P. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  For a complete description of rating systems of Moody's and S&P, see the appendix of the Statement of Additional Information.
  Among the types of debt securities in which the Emerging Markets Portfolio may invest are Brady Bonds and loan participations and assignments.
  Brady Bonds are collateralized or uncollateralized securities created through the exchange of existing commercial bank loans to public and private Latin American entities for new bonds in connection with certain debt restructurings. Brady Bonds have been issued only recently and therefore do not have a long payment history. However, in

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

light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.
  Loan Participations and Assignments of fixed and floating rate loans arranged through private negotiations between a foreign government as borrower and one or more financial institutions as lenders will typically result in the Emerging Markets Portfolio having a contractual relationship only with the lender, in the case of a participation, or the borrower, in the case of an assignment. The Portfolio may not directly benefit from any collateral supporting a participation, and in the event of the insolvency of a lender will be treated as a general creditor of the lender. As a result, the Portfolio assumes the risk of both the borrower and the lender of a participation. The Portfolio's rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The lack of a liquid secondary market for both participations and assignments will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of participations or assignments.
  MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Portfolios may enter into repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, each Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold securities.
  WARRANTS. Each Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

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RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  EMERGING MARKETS. The Emerging Markets and International Equity Portfolios may each invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging market countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
  JAPANESE INVESTMENTS. The International Equity Portfolio may from time to time have a large position in Japanese securities and, as a result, would be subject to general economic and political conditions in Japan. Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of its large trade surpluses Japan has entered a difficult phase in its relations with certain trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.
  The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States.
  Japan has a parliamentary form of government. Since mid-1993, there have been several changes in leadership in Japan. What effect, if any, the current political situation will have on prospective regulatory reforms in the Japanese economy cannot be predicted. For additional information, see "Investment Policies -- Japanese Investments" in the Statement of Additional Information.
  SMALLER CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED
ISSUERS. Investing in securities of emerging growth and small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks than investing in larger, more established companies since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a great degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Emerging Markets, Post-Venture Capital or Small Company Growth Portfolios may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to each Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that

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

qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities and, with respect to the Post-Venture Capital Portfolio, interests in Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade and comparable unrated securities (i) will likely have some quality and protective characteristics that, in the judgment of the ratings organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, a Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  NON-DIVERSIFIED STATUS. Each of the Emerging Markets and Small Company Growth Portfolios is classified as non-diversified under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Being non-diversified means that the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
  YEAR 2000 COMPLIANCE. Many services provided to the Portfolios and their shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolios' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolios' foreign investments.

  The Warburg Service Providers anticipate that their systems and those of the Portfolios' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolios' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Portfolio. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. It is not possible to predict the Portfolios' turnover rates. However, it is anticipated that no Portfolio's annual turnover rate should exceed 100%. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolios' distributor ("Counsellors Securities"). A Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, each Portfolio is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. In addition, although each Portfolio may purchase securities on a when-issued basis and purchase or sell securities for delayed-delivery, the Emerging Markets and International Equity Portfolios have no intention of doing so during the coming year. The Emerging Markets Portfolio may also invest in asset-backed securities, mortgage-backed securities, zero coupon securities and stand-by commitments, although the Portfolio currently anticipates that during the coming year investments in any one of these strategies will not exceed 5% of net assets. Detailed information concerning the Portfolios' strategies and their related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. Each of the Emerging Markets and International Equity Portfolios will ordinarily hold no less than 65% of its total assets in foreign securities, and the Post-Venture Capital Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. The Small Company Growth Portfolio may also invest up to 20% of its total assets in the securities of foreign issuers, which are not included in the Portfolio's 65% policy of investing in small-sized companies described above. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a

U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts and, in the case of the Emerging Markets and International Equity Portfolios, swaps. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Stock Index Options. Each Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. Each Portfolio may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may also utilize up to 10% of its total assets (in the case of the Emerging Markets Portfolio, 15% of total assets) to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Commodity Options. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate-sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Swaps. The Emerging Markets and International Equity Portfolios may enter into swaps relating to indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. These Portfolios may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, or is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
  The Emerging Markets and International Equity Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate a net amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.
  Hedging Considerations. The Portfolios may engage in options, futures, currency transactions and swaps for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts, currency exchange transactions, and, in the case of the Emerging Markets and International Equity Portfolios, swaps for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; forward currency contracts; and, in the case of the International Equity Portfolio, swaps. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  SHORT SELLING. The Post-Venture Capital Portfolio may from time to time sell securities short. A short sale is a transaction in which the Portfolio sells borrowed securities in anticipation of a decline in the market price of the securities. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Portfolio's assets.
  To deliver the securities to the buyer, the Post-Venture Capital Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.
  The Post-Venture Capital Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.
  Short Sales Against the Box. Each Portfolio may enter into a short sale of securities such that when the short position is open a Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. A Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Post-Venture Capital and Small Company Growth Portfolios may each utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. A Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
  Each Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount if its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed-delivery.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------
  INVESTMENT ADVISERS. The Trust employs Warburg as investment adviser to each Portfolio and, with respect to the Post-Venture Capital Portfolio, Abbott as its sub-investment adviser. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of each Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Post-Venture Capital Portfolio, supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Portfolios and furnishes each Portfolio with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Portfolio and assists in administrative functions relating to investments in Private Funds.
  For the services provided by Warburg, the Emerging Markets, International Equity and Small Company Growth Portfolios pay Warburg a fee calculated at an annual rate of 1.25%, 1.00% and .90%, respectively, of the relevant Portfolio's average daily net assets. For the services provided by Warburg, the Post-Venture Capital Portfolio pays Warburg a fee calculated at an annual rate of 1.25% of the Fund's average daily net assets out of which Warburg pays Abbott for sub-advisory services. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by a Portfolio.
  Warburg. Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  Abbott. Abbott is an independent specialized investment firm with assets under management of approximately $2.3 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997. Abbott's principal business address is 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.

PORTFOLIO MANAGERS
  Emerging Markets Portfolio. Richard H. King and Vincent J. McBride have been Co-Portfolio Managers of the Emerging Markets Portfolio since the Portfolio's inception. Morid Kamshad has been Associate Portfolio Manager of the Emerging Markets Portfolio since April 1998.
  Mr. King, a Managing Director of Warburg, has been with Warburg since 1989. Mr. McBride is a Senior Vice President of Warburg and has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. Mr. Kamshad, a Vice President of Warburg, has been with Warburg since July 1997. Prior to joining Warburg, Mr. Kamshad was a senior investment manager at Pictet Asset Management from 1995 to 1997. From 1994 to 1995 he was investment analyst at HSBC Asset Management, prior to which time he was a business development manager at Air Products and Chemicals-France.
  International Equity Portfolio. Mr. King (described above), Harold W. Ehrlich and Mr. McBride (also described above) serve as Co-Portfolio Managers and Nancy Nierman serves as Associate Portfolio Manager of the International Equity Portfolio. Mr. King has been a Portfolio Manager or Co-Portfolio Manager of the Portfolio since its inception and Mr. Ehrlich, Mr. McBride and Ms. Nierman have served the Portfolio in their respective capacities since April 1998. (Mr. Ehrlich and Mr. McBride served as Associate Portfolio Managers and Research Analysts of the Portfolio from its inception to April 1998.)
  Mr. Ehrlich is a Managing Director of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Ms. Nierman is a Vice President of Warburg and has been with Warburg since April 1996, before which time she was an analyst with Fiduciary Trust Company International.
  Small Company Growth and Post-Venture Capital Portfolios. The Co-Portfolio Managers of the Post-Venture Capital and Small Company Growth Portfolios have been Elizabeth B. Dater and Stephen J. Lurito since the Portfolios' inception. Robert S. Janis and Christopher M. Nawn have been Associate Portfolio Managers and Research Analysts for the Post-Venture Capital Portfolio since its inception.
  Ms. Dater is a Managing Director of Warburg and has been a Portfolio Manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987. Mr. Janis is a Senior Vice President of Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a Senior Vice President of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.
  Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Post-Venture Capital Portfolio's investments in Private Funds. Mr. Held and Mr. Gray have been associated with Abbott and its predecessor firm since 1986 and 1989, respectively.

  CO-ADMINISTRATORS. The Portfolios employ Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolios and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Trust employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation each of the Emerging Markets and International Equity Portfolios pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million. Each of the Post-Venture Capital and Small Company Growth Portfolios pays PFPC a fee calculated at an annual rate of .10% of the Portfolio's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC"), serves as custodian of each Portfolio's U.S. assets. State Street Bank and Trust Company ("State Street") serves as custodian of each Portfolio's non-U.S. assets. PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolios. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolios. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ("Service Organizations") with whom it enters into agreements up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with a Portfolio. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Portfolio shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage each Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for each Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of a Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select a Portfolio as an investment option for a Variable Contract or Plan.
  All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by a Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of a Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of a Portfolio during the morning of the next business day with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to a Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of a Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. Each Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  Each Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolios may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gains distributions from a Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  Certain provisions of the Code may require that a gain recognized by a Portfolio upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Portfolio upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Portfolio held the securities used to close the short sale. A Portfolio's use of short sales may also affect the holding periods of certain securities held by the Portfolio if such securities are "substantially identical" to securities used by the Portfolio to close the short sale. The Portfolios' short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Special Tax Matters Relating to the Emerging Markets and International Equity Portfolios. Dividends and interest received by each of the Emerging Markets and International Equity Portfolios may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will bear the cost of foreign tax withholding in the form of increased expenses to the Portfolio, but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Portfolio by reason of the tax-deferred status of Variable Contracts.
  Internal Revenue Service Requirements. Each Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes every day.
  The net asset value per share of each Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value.
  With respect to the Post-Venture Capital Portfolio, investments in Private Funds will initially be valued at cost and, thereafter, will be valued in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of underlying holdings of Private Funds will not generally be reflected in the Portfolio's net asset value. However, Warburg will report to the Board information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board will take these reports into account in valuing Private Funds.
  Securities, options and futures contracts for which market quotations are not readily available and other assets, including, with respect to the Post-Venture Capital Portfolio, Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, each Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of each Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of a Portfolio's return over a longer market cycle. Each Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.
  A Portfolio or a Participating Insurance Company or Plan sponsor may compare the Portfolio's performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Emerging Markets Portfolio, the IFC Emerging Market Free Index, the IFC Investible Index and the Morgan Stanley Capital International Emerging Markets Free Index and/or other indexes prepared by Morgan Stanley relating to securities represented in the Portfolio; in the case of the International Equity Portfolio, with the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index and/or other indexes proposed by Morgan Stanley relating to securities represented in the Portfolio, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index; in the case of the Post-Venture Capital and Small Company Growth Portfolios, with appropriate indexes prepared by Frank Russell Company relating to securities represented in these Portfolios, and the S&P 500 Index and, in the case of the Post-Venture Capital Portfolio only, with the Venture Capital 100 Index (compiled by Venture Capital Journal), all of which are unmanaged indexes; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Post-Venture Capital Portfolio may also make comparisons using data and indexes compiled by the National Venture Capital Association, Venture-One and Private Equity Analysts Newsletter and similar organizations and publications. A Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, each Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Post-Venture Capital Portfolio may discuss characteristics of venture capital-financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of five series have been authorized, four of which constitute the interests in the Portfolios. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. Each Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in a Portfolio may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in one or all Portfolios. As a result, a Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of a Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of a Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolios, as well as certain statistical characteristics of a Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.
  Since the prospectuses of the Portfolios are combined in this single Prospectus, it is possible that a Portfolio may become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to the other Portfolio.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIOS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

The Portfolios' Expenses.................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    6
Portfolio Investments....................................    9
Risk Factors and Special Considerations..................   11
Portfolio Transactions and Turnover Rate.................   13
Certain Investment Strategies............................   13
Investment Guidelines....................................   16
Management of the Portfolios.............................   16
How to Purchase and Redeem Shares........................   18
Dividends, Distributions and Taxes.......................   19
Net Asset Value..........................................   20
Performance..............................................   20
General Information......................................   21

                             [WARBURG PINCUS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRIUS-1-0498

                                   PROSPECTUS
                                 April 30, 1998
                       WARBURG PINCUS TRUST

                         -------------------------- GROWTH & INCOME PORTFOLIO

                         -------------------------- INTERNATIONAL EQUITY
                         PORTFOLIO

                         -------------------------- POST-VENTURE CAPITAL
                         PORTFOLIO

 Warburg Pincus Trust shares are not available directly to individual investors but may
 be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust (the "Trust") is an open-end management investment company that currently offers five investment funds, three of which are offered pursuant to this Prospectus (the "Portfolios"):

The GROWTH & INCOME PORTFOLIO seeks long-term growth of capital and income by investing primarily in dividend-paying equity securities.

The INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers. International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See "Risk Factors and Special Considerations."

The POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, an investment in the Portfolio involves certain risks and may not be appropriate for all investors.

Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. A Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolios that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about each Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov.) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolios. The Statement of Additional Information is available to investors without charge by calling the Trust at
(800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIOS' EXPENSES
--------------------------------------------------------------------------------

                                                                  Growth &       International Equity     Post-Venture
                                                              Income Portfolio        Portfolio         Capital Portfolio
                                                              ----------------        ---------         -----------------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................           0                    0                    0
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
  Management Fees...........................................        0.57%                1.00%                1.07%
  12b-1 Fees................................................           0                    0                    0
  Other Expenses*...........................................        0.43%                0.36%                0.33%
                                                                    ----                 ----                 ----
  Total Portfolio Operating Expenses (after fee waivers and
     expense reimbursements)................................        1.00%*               1.36%**+             1.40%**
                                                                    ====                 ====                 ====
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 year...................................................        $10                  $ 14                 $ 14
   3 years..................................................        $32                  $ 43                 $ 44
   5 years..................................................        N/A                  $ 74                 $ 77
  10 years..................................................        N/A                  $164                 $168

--------------------------------------------------------------------------------
 * Annual Portfolio Operating Expenses for the Growth & Income Portfolio are based on annualized estimates of expenses for the fiscal year ending December 31, 1998, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Portfolio would equal .75%; Other Expenses would equal .53%; and Total Portfolio Operating Expenses would equal 1.28%. The Portfolio's investment adviser and co-administrator have undertaken to limit the Portfolio's Total Portfolio Operating Expenses to the limit shown in the table above through December 31, 1999.

** Annual Portfolio Operating Expenses for each of the International Equity and
   Post-Venture Capital Portfolios are based on actual expenses for the fiscal year ending December 31, 1997, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees for the Port-Venture Capital Portfolio would equal 1.25%; Other Expenses would equal .44% and Total Portfolio Operating Expenses would equal 1.69%. The investment adviser and co-administrator have undertaken to limit the Post-Venture Capital Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1999.

 + Operating expenses for the International Equity Portfolio were reduced by
   .01% for the fiscal year ended December 31, 1997 as a result of certain arrangements that served to offset portions of the Portfolio's transfer agent expense. After reflecting these arrangements, "Total Portfolio Operating Expenses (after fee waivers)" for the Portfolio were 1.35% for the fiscal year ended December 31, 1997.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  The following information for each of the periods presented below has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Portfolios is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at (800) 369-2728.

GROWTH & INCOME PORTFOLIO

                                                                For the Period
                                                               October 31, 1997
                                                               (Commencement of
                                                              Operations) through
                                                               December 31, 1997
                                                              -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................            $10.00
                                                               ------------
  Income from Investment Operations:
  Net Investment Income.....................................           0.04
  Net Gain on Securities (both realized and unrealized).....           0.35
                                                               ------------
   Total from Investment Operations.........................           0.39
                                                               ------------
  Less Distributions:
  Dividends from Net Investment Income......................          (0.03)
  Return of Capital.........................................          (0.03)
                                                               ------------
   Total Distributions......................................          (0.06)
                                                               ------------
NET ASSET VALUE, END OF PERIOD..............................         $10.33
                                                               ============
Total Return................................................           3.89%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................         $1,993
Ratios to Average Daily Net Assets:
  Operating expenses........................................           1.00%@*
  Net investment income.....................................           2.08%*
  Decrease reflected in above operating expense ratio due to
     waivers/reimbursements.................................           9.42%*
Portfolio Turnover Rate.....................................          64.38%*
Average Commission Rate#....................................        $0.0599

--------------------------------------------------------------------------------
 @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
 + Non-annualized.
 * Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period to which there was a commission charged.

INTERNATIONAL EQUITY PORTFOLIO

                                                                     For the            For the Period
                                                                   Year Ended            June 30, 1995
                                                                  December 31,         (Commencement of
                                                              ---------------------   Operations) through
                                                                1997         1996      December 31, 1995
                                                              --------     --------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $11.48       $10.65                $10.00
                                                                ------       ------    ------------
  Income from Investment Operations:
  Net Investment Income.....................................      0.10         0.00            0.03
  Net Gain (Loss) from Securities and Foreign Currency
     Related Items (both realized and unrealized)...........     (0.37)        1.06            0.70
                                                                ------       ------    ------------
   Total from Investment Operations.........................     (0.27)        1.06            .073
                                                                ------       ------    ------------
  Less Distributions:
  Dividends from net investment income......................     (0.01)       (0.06)          (0.01)
  Distributions in excess of net investment income..........      0.00        (0.10)          (0.07)
  Distributions from realized gains.........................      0.00        (0.06)           0.00
  Distributions in excess of realized gains.................     (0.71)       (0.01)           0.00
                                                                ------       ------    ------------
   Total Distributions......................................     (0.72)       (0.23)          (0.08)
                                                                ------       ------    ------------
NET ASSET VALUE, END OF PERIOD..............................    $10.49       $11.48                $10.65
                                                                ======       ======    ============
Total Return................................................     (2.26)%       9.98%           7.30%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................  $347,229     $298,218         $64,537
Ratios to Average Daily Net Assets:
  Operating expenses........................................      1.36%@       1.36%@          1.44%*
  Net investment income.....................................      0.66%        0.64%           0.48%*
  Decrease reflected in above operating expense ratios due
     to waivers/reimbursements..............................      0.00%        0.04%           0.77%*
Portfolio Turnover Rate.....................................     78.65%       30.82%           8.31%+
Average Commission Rate#....................................    $.0163      $0.0232                    --

--------------------------------------------------------------------------------
 @ Interest earned on uninvested cash balance is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .01% and .00% for the years ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.35% and 1.36% for the years ended December 31, 1997 and 1996, respectively.
 + Non-annualized.
 * Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

POST-VENTURE CAPITAL PORTFOLIO

                                                                                      For the Period
                                                                                    September 30, 1996
                                                                   For the            (Commencement
                                                                 Year Ended       of Operations) through
                                                              December 31, 1997     December 31, 1996
                                                              -----------------   ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................          $9.76                $10.00
                                                               -----------          -------------
  Income from Investment Operations:
  Net Investment Loss.......................................         (0.08)                  0.00
  Net Gain (Loss) from Securities (both realized and
     unrealized)............................................          1.38                  (0.24)
                                                               -----------          -------------
     Total from Investment Operations.......................          1.30                  (0.24)
                                                               -----------          -------------
NET ASSET VALUE, END OF PERIOD..............................        $11.06                         $9.76
                                                               ===========          =============
Total Return................................................         13.34%                 (2.40%)+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................       $30,520                $12,400
Ratios to average daily net assets:
  Operating expenses........................................          1.40%@                 1.41%@*
  Net investment income (loss)..............................         (0.75%)                  .80%*
  Decrease reflected in above operating expense ratio due to
     waivers/reimbursements.................................          0.18%                  4.16%
Portfolio Turnover Rate.....................................        238.12%                  6.80%+
Average Commission Rate#....................................       $0.0548                       $0.0491

--------------------------------------------------------------------------------
 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .00% and .01% for the year or period ended December 31, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.40% and 1.40% for the year or period ended December 31, 1997 and 1996, respectively.
 + Non-annualized.
 * Annualized.
 # Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Each Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that any Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolios may make.

GROWTH & INCOME PORTFOLIO
  The Growth & Income Portfolio's investment objectives are to seek long-term growth of capital and income. The Portfolio is a diversified management investment fund that pursues its objectives by investing primarily in equity securities. The policy of the Portfolio is to invest, under normal market conditions, substantially all of its assets in equity securities that Warburg Pincus Asset Management, Inc., the Portfolio's investment adviser ("Warburg"), considers to be relatively undervalued. Warburg will determine whether a company is undervalued based upon research and analysis, taking into account, among other factors, price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth, debt/capital ratio and multiples of earnings of comparable securities. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. These factors are not applied to prospective investments in a mechanical way; rather, Warburg analyzes each security individually, taking all relevant factors into account. Equity securities include common stocks, securities which are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock.
  The Portfolio may hold securities of any size, but currently expects to focus on companies with market capitalizations of $1 billion or greater at the time of initial purchase. The Portfolio seeks to achieve its income objective by investing in dividend-paying equity securities, although the Portfolio may also derive income from investing in fixed income securities. The amount of income generated from the Portfolio will fluctuate, and investments in common stock in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations.
  The Portfolio may invest up to 20% of its total assets in securities in foreign issuers and may hold from time to time various foreign currencies pending investment in foreign securities or conversion into U.S. dollars. The Portfolio may also purchase without limitation dollar-denominated American Depositary Receipts ("ADRs"). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities.

INTERNATIONAL EQUITY PORTFOLIO
  The International Equity Portfolio's investment objective is to seek long term capital appreciation. The Portfolio is a diversified investment fund that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg, have their principal business activities and interests outside of the United States. The Portfolio will ordinarily invest substantially all of its assets -- but no less than 65% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. Generally the Portfolio will hold no less than 65% of its total assets in a least three countries other than the United States. The Portfolio intends to be widely diversified across securities of many corporations located in a number of different countries. Warburg anticipates, however, that the Portfolio may from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. See "Risk Factors and Special Considerations -- Japanese Investments" below. In appropriate circumstances, such as when a direct investment by the International Equity Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), invest in the securities of closed-end investment companies that invest in foreign securities.
  The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

POST-VENTURE CAPITAL PORTFOLIO
  Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Portfolio should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.
  The investment objective of the Post-Venture Capital Portfolio is to seek long-term growth of capital. The Portfolio is a diversified portfolio that pursues an aggressive investment strategy. The Portfolio pursues its investment objective by investing primarily in equity securities of companies considered by Warburg to be in their post-venture capital stage of development. Although the Portfolio may invest up to 10% of its assets in venture capital and other investment funds, the Portfolio is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), whichever is later, will have been made within ten years prior to the Portfolio's purchase of the company's securities.
  Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average or the Fortune 500. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.
  Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 400 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for institutions. The Portfolio will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized over-the-counter market.
  PRIVATE FUND INVESTMENTS. Up to 10% of the Post-Venture Capital Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Portfolio's investments in Private Funds are limited to a maximum of 10% of the Portfolio's assets, these investments are highly speculative and volatile and may produce gains or losses in this portion of the Portfolio that exceed those of the Portfolio's other holdings and of more mature companies generally.
  Because Private Funds generally are investment companies for purposes of the 1940 Act, the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and will involve the risks described under "Risk Factors and Special Considerations -- Non-Publicly Traded Securities; Rule 144A Securities." In valuing the Portfolio's holdings of interests in Private Funds, the Portfolio will be relying on the most recent reports provided by Abbott and by the Private Funds themselves prior to calculation of the Portfolio's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See "Net Asset Value." Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Services ("S&P"). Securities in these ratings categories are in payment default or have extremely poor prospects of attaining any investment standing. For a discussion of the risks of investing in below investment grade debt, see "Risk Factors and Special Considerations -- Below Investment Grade Securities" below and "Investment Policies -- Below Investment Grade Debt Securities" in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see "Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies" in the Statement of Additional Information.

  The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of net assets.
  OTHER STRATEGIES. The Post-Venture Capital Portfolio may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. The Portfolio's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in "special situations," such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; or a change in corporate control or investment by a venture capitalist.
  To attempt to reduce risk, the Portfolio will diversify its investments over a broad range of issuers operating in a variety of industries. The Portfolio may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Portfolio anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Portfolio will invest primarily in U.S. companies, up to 20% of the Portfolio's assets may be invested in securities of issuers located in any foreign country. Equity securities in which the Portfolio will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Portfolio may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see "Certain Investment Strategies").

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The Growth & Income Portfolio may invest up to 20% of its total assets in debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking growth of capital and income. The International Equity Portfolio may invest up to 35% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The Post-Venture Capital Portfolio may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) for the purpose of seeking growth of capital. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.
  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  When Warburg believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. When such a defensive posture is warranted, the Emerging Markets Portfolio may also invest temporarily without limit in other securities of U.S. companies.

INVESTMENT POLICIES OF THE GROWTH & INCOME PORTFOLIO ONLY.
  Below Investment Grade Securities. Within the Growth & Income Portfolio's 20% limitation on investments in debt securities, up to 10% of the Portfolio's assets may be invested in debt securities rated below investment grade, including convertible debt securities. The Portfolio's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities and considered to be of equivalent quality.
  Asset-Backed and Mortgage-Backed Securities. In addition to the Growth & Income Portfolio's authority to invest in money market securities but within the 20% limitation on investments in debt securities, the Portfolio may invest up to 5% of its net assets in asset-backed securities and mortgage-backed securities.
  Asset-backed securities are collateralized by interests in pools of consumer loans, with interest and principal payments ultimately depending on payments in respect of the underlying loans by individuals (or a financial institution providing credit enhancement). Because market experience in these securities is limited, the market's ability to sustain liquidity through all phases of the market cycle has not been tested. In addition, there is no assurance that the security interest in the collateral can be realized. The Portfolio may purchase asset-backed securities that are unrated.
  Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by governments or non-government entities. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgage-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.
  MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Portfolios may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, each Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.
  CONVERTIBLE SECURITIES. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  WARRANTS. The Growth & Income Portfolio may invest up to 15% of its total assets in warrants and the International Equity and Post-Venture Capital Portfolios may each invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  EMERGING MARKETS. The International Equity Portfolio may invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described below, with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging market countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
  JAPANESE INVESTMENTS. The International Equity Portfolio may from time to time have a large position in Japanese securities and, as a result, would be subject to general economic and political conditions in Japan. Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of its large trade surpluses Japan has entered a difficult phase in its relations with certain trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.
  The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States.
  Japan has a parliamentary form of government. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy cannot be predicted. For additional information, see "Investment
Policies -- Japanese Investments" in the Statement of Additional Information.
  SMALLER CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED
ISSUERS. Investing in securities of emerging growth and small- and medium-sized companies and companies with continuous operations of less than three years ("unseasoned issuers"), may involve greater risks than investing in larger, more established companies since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market averages in general. Because these issuers normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These issuers may have limited product lines, markets or financial resources and may lack management depth. In addition, these issuers are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these issuers than for larger, more established ones. Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the companies' securities. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in either Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in better-known, larger companies.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The

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Board will carefully monitor any investments by the Portfolios in Rule 144A
Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities and interests in Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade and comparable unrated securities (i) will likely have some quality and protective characteristics that, in the judgment of the ratings organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, a Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on a Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.
  YEAR 2000 COMPLIANCE. Many services provided to the Portfolios and their shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolios' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolios' foreign investments.
  The Warburg Service Providers anticipate that their systems and those of the Portfolios' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolios' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Portfolio. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. It is not possible to predict the Portfolios' turnover rate. High portfolio

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turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolios' distributor ("Counsellors Securities"). A Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, each Portfolio is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements and dollar rolls. In addition, although each Portfolio may purchase securities on a when-issued basis and sell securities for delayed delivery, the International Equity Portfolio has no intention of doing so during the coming year. Detailed information concerning the Portfolios' strategies and their related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. The International Equity Portfolio will ordinarily hold no less than 65% of its total assets in foreign securities and the Growth & Income and Post-Venture Capital Portfolios may each invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with ADRs, European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  REITS. The Growth & Income Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.
  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of

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

failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.
  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts and, in the case of the International Equity Portfolio, swaps. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Stock Index Options. Each Portfolio may write put and call options on the stock and debt securities in its portfolio (in the case of the International Equity and Post-Venture Capital Portfolios, up to 25% of each Portfolio's net asset value), and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The International Equity and Post-Venture Capital Portfolios may also each utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ("OTC") options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may also purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options (in the case of each of the International Equity and Post-Venture Capital Portfolios, up to 10% of its total assets). A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Commodity Options. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Swaps. The International Equity Portfolio may enter into swaps relating to indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative

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future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, or is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
  The International Equity Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.
  Hedging Considerations. Each Portfolio may engage in options, futures, currency transactions and swaps for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts, currency exchange transactions and, in the case of the International Equity Portfolio, swaps for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; forward currency contracts; and, in the case of the International Equity Portfolio, swaps. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  SHORT SELLING. The Post-Venture Capital Portfolio may from time to time sell securities short. A short sale is a transaction in which the Portfolio sells borrowed securities in anticipation of a decline in the market price of the securities. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Portfolio's assets.
  To deliver the securities to the buyer, the Post-Venture Capital Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a

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short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.
  The Post-Venture Capital Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.
  Short Sales Against the Box. Each Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Growth & Income and Post-Venture Capital Portfolios may each utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. A Portfolio will not enter into a when-issued or delayed-delivery transactions for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices of such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.
  A Portfolio will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------
  INVESTMENT ADVISERS. The Trust employs Warburg as investment adviser to each Portfolio. The Post-Venture Capital Portfolio also employs Abbott as its sub-investment adviser. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of each Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio, places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Post-Venture
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

Capital Portfolio, supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Portfolios and furnishes each Portfolio with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Portfolio and assists in administrative functions relating to investments in Private Funds.
  For the services provided by Warburg, the Growth & Income, International Equity and Post-Venture Capital Portfolios pay Warburg a fee calculated at an annual rate of .75%, 1.00% and 1.25%, respectively, of the relevant Portfolio's average daily net assets. Warburg pays Abbott for sub-investment advisory services out of the fee it receives from the Post-Venture Capital Portfolio. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by a Portfolio.
  Warburg. Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  Abbott. Abbott is an independent specialized investment firm with assets under management of approximately $2.3 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. The predecessor firm to Abbott was organized in 1986 as a Delaware limited partnership and converted to a Delaware limited liability company effective July 1, 1997. Abbott's principal business address is 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328.

PORTFOLIO MANAGERS
  Growth & Income Portfolio. Brian S. Posner has been the Portfolio Manager of the Portfolio since its inception. Mr. Posner, a Managing Director of Warburg since January 1997, was an employee of Fidelity Investments ("Fidelity") from 1987 until December 1996. He was the vice president and portfolio manager of the Fidelity Equity-Income II Fund (1992-December 1996); the portfolio manager of the Fidelity Value Fund (1990-1992); assistant portfolio manager of the Fidelity Equity-Income Fund (1989-1990); assistant portfolio manager of the Fidelity Capital Appreciation Fund (1989); portfolio manager of the Fidelity Select Property-Casualty Insurance Portfolio (1987-1990).
  International Equity Portfolio. Richard H. King, Harold W. Ehrlich and Vincent
J. McBride serve as Co-Portfolio Managers and Nancy Nierman serves as Associate Portfolio Manager of the International Equity Portfolio. Mr. King has been a Portfolio Manager or Co-Portfolio Manager of the Portfolio since inception, and Mr. Ehrlich, Mr. McBride and Ms. Nierman have served the Portfolio in their respective capacities since April 1998. (Mr. Ehrlich and Mr. McBride served as Associate Portfolio Managers and Research Analysts of the Portfolio from its inception to April 1998.)
  Mr. King, a Managing Director of Warburg, has been with Warburg since 1989.
Mr. Ehrlich is a Managing Director of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride, a Senior Vice President of Warburg, has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc.
Ms. Nierman is a Vice President of Warburg and has been with Warburg since April 1996, before which time she was an analyst with Fiduciary Trust Company International.
  Post-Venture Capital Portfolio. The Co-Portfolio Managers of the Post-Venture Capital Portfolio have been Elizabeth B. Dater and Stephen J. Lurito since its inception. Robert S. Janis and Christopher M. Nawn, have been Associate
Portfolio Managers and Research Analysts for the Post-Venture Capital Portfolio since its inception.
  Ms. Dater is a Managing Director of Warburg and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987. Mr. Janis is a Senior Vice President of Warburg and has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn is also a Senior Vice President of Warburg and has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.
  Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Post-Venture Capital Portfolio's investments in Private Funds. Mr. Held and Mr. Gray have been associated with Abbott and its predecessor firm since 1986 and 1989, respectively.
  CO-ADMINISTRATORS. The Portfolios employ Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolios and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Trust employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation, the Growth & Income Portfolio pays PFPC a fee calculated at an annual rate of .15% of the Portfolio's first $500 million in average daily net assets, .10% of the next $1 billion in average daily net assets and .05% of average daily net assets over $1.5 billion; the International Equity Portfolio pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million; and the Post-Venture Capital Portfolio pays PFPC a fee calculated at an annual rate of
 .10% of the first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC"), serves as custodian of each Portfolio's U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian of each Portfolio's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolios. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolios. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ("Service Organizations") with whom it enters into agreements up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with a Portfolio. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities.
In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Portfolio shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage each Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for each Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of a Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select a Portfolio as an investment option for a Variable Contract or Plan.

  All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by a Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of a Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of one or both Portfolios during the morning of the next business day with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to a Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of a Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for the following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. The Growth & Income Portfolio declares dividends from its net investment income quarterly and the International Equity and Post-Venture Capital Portfolios each declare dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  Each Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolios may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from a Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  Certain provisions of the Code may require that a gain recognized by a Portfolio upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Portfolio upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Portfolio held the securities used to close the short sale. A Portfolio's use of short sales may also affect the holding periods of certain securities held by the Portfolio if such securities are "substantially identical" to securities used by the Portfolio to close the short sale. The Portfolios' short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Special Tax Matters Relating to the International Equity Portfolio. Dividends and interest received by the Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will bear the cost of foreign tax withholding in the form of increased expenses to the Portfolio, but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Portfolio by reason of the tax-deferred status of Variable Contracts.
  Internal Revenue Service Requirements. Each Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes every day.
  The net asset value per share of each Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Investments in Private Funds initially will be valued at cost and, thereafter, will be valued in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of underlying holdings of Private Funds will not generally be reflected in the Post-Venture Capital Portfolio's net asset value. However, Warburg will report to the Board of Trustees information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board of Trustees will take these reports into account in valuing Private Funds. Securities, options and futures contracts for which market quotations are not readily available and other assets, including Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, each Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of each Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of a Portfolio's return over a longer market cycle. Each Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.
  A Portfolio or a Participating Insurance Company or Plan sponsor may describe the Portfolio's performance may be compared with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Growth & Income Portfolio, with the S&P 500 Index, which is an unmanaged index of common stocks; in the case of the International Equity Portfolio, with the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index and/or other indexes prepared by Morgan Stanley relating to securities represented in the Portfolio, the Salomon Russell Global Equity Index, the PT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltds.) and the S&P 500 Index, all of which are unmanaged indexes; and, in the case of the Post-Capital Venture Portfolio, with the Venture Capital 100 Index (compiled by Venture Capital Journal), appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio, and the S&P 500 Index, all of which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Post-Venture Capital Portfolio may also make comparisons using data and indexes compiled by the National Venture Capital Association, Venture-One and Private Equity Analysts Newsletter and similar organizations and publications. A Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, each Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Post-Venture Capital Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of five series have been authorized, three of which constitute the interests in the Portfolios. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. Each Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in a Portfolio may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in one or both Portfolios. As a result, a Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of a Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of a Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolios, as well as certain statistical characteristics of a Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.
  Since the prospectuses of the Portfolios are combined in this single Prospectus, it is possible that a Portfolio may become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to the other Portfolio.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THIS PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIOS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

The Portfolios' Expenses.................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    6
Portfolio Investments....................................    8
Risk Factors and Special Considerations..................   10
Portfolio Transactions and Turnover Rate.................   11
Certain Investment Strategies............................   12
Investment Guidelines....................................   15
Management of the Portfolios.............................   15
How to Purchase and Redeem Shares........................   17
Dividends, Distributions and Taxes.......................   18
Net Asset Value..........................................   19
Performance..............................................   19
General Information......................................   20

                             [WARBURG PINCUS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRGIP-1-0498

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 1998

                              WARBURG PINCUS TRUST

                           EMERGING MARKETS PORTFOLIO
                            GROWTH & INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                         POST-VENTURE CAPITAL PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO


            P.O. Box 4906, Grand Central Station, New York, NY 10163
                      For information, call (800) 369-2728


                                    CONTENTS

                                                                            Page
                                                                            ----

Investment Objectives.........................................................1
Investment Policies...........................................................2
Management Of The Trust......................................................34
Additional Purchase And Redemption Information...............................42
Additional Information Concerning Taxes......................................43
Determination Of Performance.................................................45
Independent Accountants And Counsel..........................................48
Miscellaneous................................................................48
Financial Statements.........................................................50
Appendix -- Description of Ratings..........................................A-1

                  Warburg Pincus Trust ("Trust") currently offers five managed investment funds which are described in this Statement of Additional Information, the Emerging Markets Portfolio, the Growth & Income Portfolio, the International Equity Portfolio, the Post-Venture Capital Portfolio and the Small Company Growth Portfolio (together the "Portfolios" and each a "Portfolio"). This Statement of Additional Information is meant to be read in conjunction with the Prospectus of the relevant Portfolio, dated April 30, 1998, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (together "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Portfolio should be made solely upon the information contained herein. Copies of the Trust's Prospectuses for the Portfolios and information regarding each of the Portfolios' current performance may be obtained by calling the Trust at (800) 369-2728 or by writing to the Trust, P.O. Box 4906, Grand Central Station, New York, NY 10163.

                              INVESTMENT OBJECTIVES

                  The investment objective of each of the Emerging Markets Portfolio and the Post-Venture Capital Portfolio is long-term growth of capital. The investment objectives of the Growth & Income Portfolio are long-term growth of capital and income. The investment objective of the International Equity Portfolio is long-term capital appreciation. The investment objective of the Small Company Growth Portfolio is capital growth.

                               INVESTMENT POLICIES

                  The following policies supplement the descriptions of each Portfolio's investment objective and policies in the Prospectus.

Options, Futures and Currency Exchange Transactions

                  Securities Options. Each Portfolio, other than the Emerging Markets Portfolio, may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

                  Each Portfolio that may write options realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Portfolio as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

                  In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common

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stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which the Portfolios may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios, other than the Emerging Markets Portfolio, may write (i) in-the-money call options when Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost


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of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Portfolio would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or a Portfolio and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.


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                  Securities Index Options. Each Portfolio may purchase
exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

                  Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the


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Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

                  Futures Activities. Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

                  A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. Although each Portfolio is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectus), there is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed on the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will


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also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

                  Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by


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changes in exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Portfolio may purchase currency put options. If the value of the currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in


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the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

                  In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants


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in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

                  A Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Portfolio of hedging transactions will be subject to Warburg's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectus, each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolios on currencies and securities indexes and, in the case of the International Equity Portfolio, the Small Company Growth Portfolio or the Post-Venture Capital Portfolio, on securities; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities.

                  For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


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Additional Information on Investment Practices

                  Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. See "Japanese Investments" for a discussion of factors relating to Japanese investments specifically.

                  Foreign Currency Exchange. Since the Emerging Markets and International Equity Portfolios will, and the Growth & Income, Post-Venture Capital and Small Company Growth Portfolios (each up to 20% of its total assets) may, be investing in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. See "Japanese Investments--Economic Background--Currency Fluctuation" below. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Transactions" above.

                  Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S.
companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Portfolio to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on a Portfolio's liquidity, the Portfolios will avoid investing in countries which are known to experience settlement delays which may expose the Portfolios to unreasonable risk of loss.

                  Increased Expenses. The operating expenses of the International Equity Portfolio and the Emerging Markets Portfolio can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

                  General. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  U.S. Government Securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

                  Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

                  Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 20% of the Portfolio's total assets taken at value. A Portfolio will not lend portfolio securities to Warburg or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

                  By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Portfolios, income received could be used to pay a Portfolio's expenses and would increase an investor's total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

                  Below Investment Grade Securities. While the market values of below investment grade securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, below investment grade securities generally present a higher degree of credit risk. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  The market for below investment grade securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  The Trust may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Trust anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

                  The market value of below investment grade securities is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. The Portfolio will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, below investment grade securities are not intended for short-term investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

                  When-Issued Securities and Delayed-Delivery Transactions. Each Portfolio may purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

                  When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Short Sales "Against the Box." In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

                  The Portfolios do not intend to engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

                  Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  The Portfolios also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  Warrants. Each Portfolio may invest up to 10% of net assets in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

                  Non-Publicly Traded and Illiquid Securities. A Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven day, certain Rule 144A Securities (as defined below) and, with respect to the Post-Venture Capital Portfolio, Private Funds (as defined in the Prospectuses relating to the Post-Venture Capital Portfolio). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

                  Non-Diversified Status (Emerging Markets and Small Company Growth Portfolios). These Portfolios are classified as non-diversified within the meaning of the 1940 Act, which means that each of these Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Portfolios' investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, each Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.


Japanese Investments (International Equity Portfolio).

                  From time to time depending on current market conditions, the International Equity Portfolio may invest a significant portion of its assets in Japanese securities. Like any investor in Japan, the Portfolio will therefore be subject to general economic and political conditions in the country. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

                  THE INFORMATION SET FORTH IN THIS SECTION HAS BEEN EXTRACTED FROM VARIOUS GOVERNMENTAL PUBLICATIONS AND OTHER SOURCES. THE TRUST MAKES NO REPRESENTATION AS TO THE ACCURACY OF THE INFORMATION, NOR HAS THE TRUST ATTEMPTED TO VERIFY IT. FURTHERMORE, NO REPRESENTATION IS MADE THAT ANY CORRELATION EXISTS BETWEEN JAPAN OR ITS ECONOMY IN GENERAL AND THE PERFORMANCE OF THE INTERNATIONAL EQUITY PORTFOLIO.

                  Domestic Politics. Japan has a parliamentary form of government. The legislative power is vested in the Japanese Diet, which consists of a House of Representatives (lower house) and a House of Councillors (upper house). Various political parties are represented in the Diet, including the conservative Liberal Democratic Party ("LDP"), which until August 1993, had been in power nationally since its formation in 1955. The LDP ceased to have a majority of the lower house in June 1993, when certain members of the lower house left the LDP and formed two new political parties. After an election for the lower house was held on July 18, 1993 and the LDP failed to secure a majority, seven parties formed a coalition to control the lower house and chose Morihiro Hosokawa, the Representative of the Japan New Party, to head their coalition. In April 1994, amid accusations of financial improprieties, Prime Minister Hosokawa announced that he would resign. Tsutomu Hata succeeded Mr. Hosokawa as prime minister and formed a new cabinet as a minority coalition government. In June 1994, Mr. Hata yielded to political pressure from opposition parties and resigned. He was succeeded by Social Democratic Party ("SDP") leader Tomiichi Murayama, Japan's first Socialist prime minister since 1948, who was chosen by a new and unstable alliance between left-wing and conservative parties, including the LDP. On September 18, 1994, 187 opposition politicians founded a new party, the Reform Party, led by Ichiro Ozawa, to oppose the government of Prime Minister Murayama in the next elections. Political realignment continued in 1995, as the Social Democrats incurred significant losses in the July elections. In August 1995, the LDP elected Ryutaro Hashimoto, the minister for international trade and industry, as its new leader, and in January 1996, he became prime minister. Mr. Hashimoto dissolved the Diet and called a general election in October 1996, in which the LDP won 239 of the 500 lower-house seats. As a result, LDP members filled all the new cabinet seats for the first time in three years. The LDP, along with its former coalition partners (the SDP and Shinto Sakigake) agreed to continue to work together, but only in loose alliance. Meanwhile, many dissatisfied Diet members from the main opposition party have left the party to join the LDP. By September 1997, enough Diet members from the main opposition party and other parties had defected to the LDP for the LDP to regain its simple majority in the lower house. Japan's continuing political instability may hamper its ability to establish and maintain effective economic and fiscal policies, and recent and future political developments may lead to changes in policy that might adversely affect a Portfolio's investments.

                  Economic Background. Since the end of World War II, Japan has experienced significant economic development. During the era of high economic growth in the 1960's and early 1970's, the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. There is no guarantee, however, that these favorable trends will continue.

                  The Japanese government has called for a transformation of the economy away from its high dependency on export-led growth towards greater stimulation of the domestic economy. In addition, there has been a move toward more economic liberalization and discounting in the consumer sector. These shifts have already begun to take place and may cause disruption in the Japanese economy.

                  Strains in the system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors). While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which could lead to a crisis in the banking system.

                  Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people.

                  Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

                  Economic Trends. The following tables set forth Japan's gross domestic product and certain other economic indicators for the years shown.

                          GROSS DOMESTIC PRODUCT (GDP)
                                (yen in billions)

                               1997*          1996           1995           1994           1993           1992
                             -------        -------        -------        -------        -------        -------
Consumption
Expenditures
  Private ............     (Yen)308,472   (Yen)299,440   (Yen)290,515   (Yen)286,154   (Yen)278,703   (Yen)272,294
  Government .........           50,239         48,969         47,555         45,743         44,771         43,262
Gross Fixed
  Capital Formation ..          143,217        148,190        136,792        137,291        140,433        143,525

Increase (Decrease) in
    Stocks ...........              828          1,058            947             50            620          1,489

Exports of Goods and
Services .............           55,979         49,598         45,393         44,410         44,197         47,384

Imports of Goods and
Services .............           51,331         46,900         38,272         34,387         33,343         36,891

GDP (Expenditures) ...          507,403        500,356        482,930        479,260        475,381        471,064

Change in GDP from
Preceding Year .......              1.4%           3.6%           0.8%           0.8%           0.9%           2.8%

                               1991           1990
                             -------        -------
Consumption
Expenditures
  Private ............     (Yen)261,891   (Yen)249,288
  Government .........           41,356         38,807
Gross Fixed
  Capital Formation ..          143,998        136,467

Increase (Decrease) in
    Stocks ...........            3,453          2,430

Exports of Goods and
Services .............           46,723         45,920

Imports of Goods and
Services .............           39,121         42,872

GDP (Expenditures) ...          458,299        430,040

Change in GDP from
Preceding Year .......              6.6%          --



     Source: International Monetary Fund, International Financial Statistics

------------------
 *  Average of the first and second quarters of 1997.

                         WHOLESALE PRICE INDEX                                 CONSUMER PRICE INDEX
                           (Base Year: 1990)                                     (Base Year: 1990)

                     All                   Change from                                           Change from
  Year           Commodities              Preceding Year                General                 Preceding Year
  ----           -----------              --------------                -------                 --------------
  1990             100.0                     --                          100.0                      --
  1991             100.2                      0.2                        103.3                       3.3
  1992              98.7                     (1.5)                       105.1                       1.8
  1993              95.0                     (3.7)                       106.4                       1.3
  1994              93.0                     (2.0)                       107.1                       0.7
  1995              92.2                     (0.8)                       107.0                      (0.1)
  1996              92.8                      0.6                        107.2                       0.2
  1997              94.5*                     1.7                        108.9**                     1.7

                 Source: International Monetary Fund,                  Source: International Monetary Fund,
                  International Financial Statistics                    International Financial Statistics

------------------
   *     Average of the first eleven months of 1997.
   **    Average of the first ten months of 1997.

                  Currency Fluctuation. Investments by a Portfolio in Japanese securities will be denominated in yen and most income received by the Portfolio from such investments will be in yen. However, the Portfolio's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of the Portfolio's Japanese investments. The following table presents the average exchange rates of Japanese yen for U.S. dollars for the years shown:

                         AVERAGE CURRENCY EXCHANGE RATES

                            Year               Yen Per U.S. Dollar
                            ----               -------------------
                            1990                       144.79
                            1991                       134.71
                            1992                       126.65
                            1993                       111.20
                            1994                       102.21
                            1995                        94.06
                            1996                       108.78
                            1997                       120.99

     Source: International Monetary Fund, International Financial Statistics

                  Securities Markets
                  The Exchange Market. The Japanese exchange market is a highly systemized, government regulated market currently consisting of eight stock exchanges. The three main Japanese Exchanges (Tokyo, Osaka and Nagoya) are comprised of First and Second Sections. The First Sections have more stringent listing standards with respect to a company's number of years in existence, number of outstanding shares and trading volume and, accordingly, list larger, more established companies than the Second Sections. The Tokyo Stock Exchange ("TSE") is the largest exchange and, as of December 31, 1997, the First Section of the TSE listed 1,324 companies with market capitalization in excess of 273.9 trillion yen (approximately $2.1 trillion as of such date). The Second Sections of the main Japanese Exchanges generally list smaller, less capitalized companies than those traded on the First Sections. As of December 31, 1997, the Second Section of the TSE listed 478 companies with market capitalization in excess of 7 trillion yen (approximately $53.6 billion as of such date).
                  The OTC Market. The Japanese OTC market ("JASDAQ") is less systemized than the stock exchanges. Trading of equity securities through the JASDAQ market is conducted by securities firms in Japan, primarily through an organization which acts as a "matching agent," as opposed to a recognized stock exchange. Consequently, securities traded through JASDAQ may, from time to time, and especially in falling markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. This combination of limited liquidity and price volatility may have an adverse effect on the investment performance of a Portfolio. In periods of rapid price increases, the limited liquidity of JASDAQ restricts a Portfolio's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase, and conversely, during periods of rapid price declines, it restricts the ability of a Portfolio to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. In addition, although JASDAQ has generally experienced sustained growth in aggregate market capitalization and trading volume, there have been periods in which aggregate market capitalization and trading volume have declined. The Frontier Market is expected to present greater liquidity and volatility considerations than JASDAQ.
                  As of December 31, 1997, 831 issues were traded through JASDAQ, having an aggregate market capitalization in excess of 9.2 trillion yen (approximately $70.5 billion as of such date). The entry requirements for JASDAQ generally require a minimum of two million shares outstanding at the time of registration, a minimum of 200 shareholders (if less than 20 million shares outstanding on the day of registration) or 400 shareholders (if 20 million or more shares outstanding on the day of registration), minimum pre-tax profits of 10 yen per share (approximately $.08 per share as of January 30, 1998) for the prior fiscal year, and net assets of 200 million yen (approximately $1.6 million as of January 30, 1998) at the end of the prior fiscal year. JASDAQ has generally attracted small growth companies or companies whose major shareholders wish to sell only a small portion of the company's equity.
                  The Frontier Market is a second over-the-counter market and is under the jurisdiction of JASDAQ, which is overseen by the Japanese Securities and Exchange Commission. The Frontier Market has less stringent entry requirements than those described above for JASDAQ and is designed to enable early stage companies access to capital markets. Frontier Market companies need not have a history of earnings, provided their spending on research and development equals at least 3% of net sales. In addition, companies traded through the Frontier Market are not required to have two million shares outstanding at the time of registration. As a result, investments in companies traded through the Frontier Market may involve a greater degree of risk than investments in companies traded through JASDAQ. The Frontier Market was created in July 1995, and as of the date of this Statement of Additional Information, a limited number of issues were traded through this market.
                  Market Risks. Although the market for Japanese equities traded on the First Section of the TSE is substantial in terms of trading volume and liquidity, the TSE has nonetheless exhibited significant market volatility in the past several years. With respect to the OTC market, trades of certain stocks may not be effected on days when the matching of buy and sell orders for such stocks does not occur. The liquidity of the Japanese OTC market, as well as that of the Second Sections of the exchanges, although increasing in recent years, is limited by the small number of publicly held shares which trade on a regular basis. Overall, Japanese securities markets have declined significantly since 1989 which has contributed to a weakness in the Japanese economy and the impact of a further decline cannot be ascertained.
                  Other Factors. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Portfolio's investments, cannot be predicted. In addition, Japan has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Yokohama, Osaka and Nagoya.
                  Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. (Post-Venture Capital and Small Company Growth Portfolios). Investments in small- and medium- sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers") involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.
                  "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Warburg believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time of an investment will be consummated under the terms and within the time period contemplated.
Investment Policies of the Emerging Markets Portfolio Only

                  Brady Bonds. The Emerging Markets Portfolio may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers.

                  Loan Participations and Assignments. The Emerging Markets Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Emerging Markets Portfolio's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Emerging Markets Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Emerging Markets Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by Warburg to be creditworthy.

                  When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                  There are risks involved in investing in Participations and Assignments. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

                  Mortgage-Backed Securities. The Emerging Markets Portfolio may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. The Emerging Markets Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                  Zero Coupon Securities. The Emerging Markets Portfolio may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Portfolio anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Portfolio must pay each year and, in order to generate cash necessary to pay such dividends, the Portfolio may liquidate portfolio securities at a time when it would not otherwise have done so.

                  Stand-By Commitments. The Emerging Markets Portfolio may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Portfolio intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Portfolio will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.

                  The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

                  The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio's portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

                  The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. Stand-by commitments would not affect the average weighted maturity of the Portfolio's portfolio. The Portfolio currently anticipates that it will not invest more than 5% of its net assets in stand-by commitments.

Investment Policies of the Post-Venture Capital Portfolio Only

                  Private Funds. Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Post-Venture Capital Portfolio's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Portfolio will have no control.

                  Interests in the Private Funds in which the Post-Venture Capital Portfolio may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Portfolio may invest may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Portfolio's net asset value calculations. Private Funds in which the Portfolio invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

Other Investment Limitations

                  The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 15 may be changed by a vote of the Board at any time.

         A Portfolio may not:

                  1. Borrow money except that the Portfolio may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. For the Growth & Income, International Equity and Post-Venture Capital Portfolios only, purchase the securities of any issuer, if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

                  4. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may invest in (a) securities secured by real estate, mortgages or interests therein (and, in the case of the Growth & Income Portfolio, securities issued by companies which invest in real estate or interests therein) and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  7. For the Emerging Markets, Growth & Income, International Equity and Small Company Growth Portfolios only, make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

                  8. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  9. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis and, with respect to the Emerging Markets Portfolio, enter into stand-by commitments.

                  10. Issue any senior security except as permitted in these investment limitations.

                  11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  13. Invest more than 15% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  14. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets (in the case of the Growth & Income Portfolio, 15% of the value of that Portfolio's total assets).

                  15. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

                  General. If a percentage limitation (other than the percentage limitation set forth in investment restriction No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

Portfolio Valuation

                  The Prospectus discusses the time at which the net asset value of each Portfolio is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Portfolio in valuing its assets.

                  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options and futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. The valuation of short sales of securities, which are not traded on a national exchange, will be at the mean of bid and asked prices. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of an discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Portfolio may employ outside organizations (a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Portfolio will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                  Private Funds (Post-Venture Capital Portfolio). Private Funds are initially valued at cost (i.e., the actual dollar amount invested). Thereafter, Private Funds are valued at the prices set forth in periodic reports received by Abbott Capital Management, LLC, the Portfolio's sub-investment adviser ("Abbott"), from the Private Funds. These reports are generally made quarterly. Neither Abbott nor the Portfolio will monitor interim changes in the value of portfolio holdings of the Private Funds. As a result, these changes will not be taken into account by the Portfolio in calculating its net asset value.

Portfolio Transactions

                  Warburg is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Private Funds may be purchased directly from the issuer or may involve a broker or placement agent. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent will involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

                  Except for the Post-Venture Capital Portfolio's investments in Private Funds, which will be managed by Abbott, Warburg will select specific portfolio investments and effect transactions for each Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Portfolios and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Portfolios. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. For the fiscal year ended December 31, 1997, $1,770, $18,374, $3,072 and $2,268 of total brokerage commissions was paid by the Growth & Income, International Equity, Post-Venture Capital and Small Company Growth Portfolios, respectively, to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreements with the Trust are not reduced by reason of its receiving any brokerage and research services.
                  The following table details amounts paid by each Portfolio in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal year or period ended December 31.

Portfolio                                 Year                    Commissions
---------                                 ----                    -----------
Growth & Income                           1997                    $    2,412
International Equity                      1995                    $  224,678
                                          1996                    $1,056,276
                                          1997                    $1,594,509
Post-Venture Capital                      1995                           N/A
                                          1996                    $    5,237
                                          1997                    $   88,821
Small Company Growth                      1995                    $   94,028
                                          1996                    $  386,387
                                          1997                    $  883,377

                  Because the Emerging Markets Portfolio commenced operations on December 31, 1997, no brokerage commissions were paid by this Portfolio for the period ended December 31, 1997.

                  The table below shows the amount of outstanding repurchase agreements that each Portfolio had, as of December 31, 1997, with Goldman, Sachs
& Co., one of the regular broker-dealers of the Trust:

                  Growth & Income Portfolio             $   304,000
                  International Equity                  $31,579,000
                  Small Company Growth                  $63,256,000

                  Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Warburg or Abbott, as relevant. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg or Abbott, as the case may be, believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, securities to be sold or purchased for a Portfolio may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Any portfolio transaction for a Portfolio may be executed through Counsellors Securities Inc., the Trust's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Portfolio a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of each Portfolio's operations. In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies.

                  Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

Portfolio Turnover

                  The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. The portfolio turnover rate of 238.12% for the Post-Venture Capital Portfolio for the year ended December 31, 1997 was attributable to sales of securities that were necessary to accommodate unanticipated redemption orders.

                  Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.

                             MANAGEMENT OF THE TRUST

Officers and Board of Trustees

                  The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (63)*                                 Trustee
Harvard University                                      Professor at Harvard University; National Intelligence
1737 Cambridge Street                                   Council from June 1995 until January 1997; Director or
Cambridge, Massachusetts  02138                         Trustee of Circuit City Stores, Inc. (Retail electronics
                                                        and appliances) and Phoenix Home Life Mutual
                                                        Insurance Company; Director/Trustee of
                                                        other investment companies advised by Warburg.

Jack W. Fritz (71)                                      Trustee
2425 North Fish Creek Road                              Private investor; Consultant and Director of Fritz
P.O. Box 483                                            Broadcasting, Inc. and Fritz Communications (developers and
Wilson, Wyoming 83014                                   operators of radio stations); Director of Advo, Inc.
                                                        (direct mail advertising); Director/Trustee of other
                                                        investment companies advised by Warburg.

John L. Furth* (67)                                     Chairman of the Board
466 Lexington Avenue                                    Vice Chairman, Managing Director and Director of Warburg;
New York, New York 10017-3147                           Associated with Warburg since 1970; Director of Counsellors
                                                        Securities; Chairman of the Board of other
                                                        investment companies advised by Warburg.

Jeffrey E. Garten (51)                                  Trustee
Box 208200                                              Dean of Yale School of Management and William S. Beinecke
New Haven, Connecticut 06520-8200                       Professor in the Practice of International Trade and
                                                        Finance; Undersecretary of Commerce for
                                                        International Trade from November 1993 to October
                                                        1995; Professor at Columbia University from
                                                        September 1992 to November 1993;
                                                        Director/Trustee of other investment
                                                        companies advised by Warburg.

Thomas A. Melfe (66)                                    Trustee
30 Rockefeller Plaza                                    Partner in the law firm of Donovan Leisure Newton & Irvine;
New York, New York 10112                                Chairman of the Board, Municipal Fund for New York
                                                        Investors, Inc.; Director/Trustee of
                                                        other investment companies advised by Warburg.

Arnold M. Reichman* (49)                                Trustee
466 Lexington Avenue                                    Managing Director, Chief Operating Officer and Assistant
New York, New York 10017-3147                           Secretary of Warburg; Director of The RBB Fund, Inc.;
                                                        Associated with Warburg since 1984; Director,
                                                        Secretary and Chief Operating Officer of
                                                        Counsellors Securities; Director/Trustee of
                                                        other investment companies advised by Warburg.


------------------------

* Indicates a Trustee who is an "interested person" of the Trust as defined in the 1940 Act.

Alexander B. Trowbridge (68)                            Trustee
1317 F Street, N.W., 5th Floor                          President of Trowbridge Partners, Inc. (business
Washington, DC 20004                                    consulting) from January 1990 to January 1994; Director or
                                                        Trustee of New England Mutual Life Insurance Co., ICOS
                                                        Corporation (biopharmaceuticals), Waste Management, Inc.
                                                        (solid and hazardous waste collection and disposal), IRI
                                                        International (energy services). The Rouse Company (real
                                                        estate development), Harris Corp. (electronics and
                                                        communications equipment), The Gillette Co. (personal care products) and Sun Company Inc. (petroleum refining and
                                                        marketing); Director/Trustee of other investment companies advised by Warburg.

Eugene L. Podsiadlo (41)                                President
466 Lexington Avenue                                    Managing Director of Warburg; Associated with Warburg since
New York, New York 10017-3147                           1991; Officer of Counsellors Securities and other
                                                        investment companies advised by Warburg.

Stephen Distler (44)                                    Vice President
466 Lexington Avenue                                    Managing Director, Controller and Assistant Secretary of
New York, New York 10017-3147                           Warburg; Associated with Warburg since 1984; Officer of
                                                        Counsellors Securities and other investment
                                                        companies advised by Warburg.

Eugene P. Grace (46)                                    Vice President and Secretary
466 Lexington Avenue                                    Senior Vice President of Warburg; Associated with Warburg
New York, New York 10017-3147                           since April 1994; Attorney-at-law from September 1989 to
                                                        April 1994; Life insurance agent, New
                                                        York Life Insurance Company from 1993 to
                                                        1994; Officer of Counsellors Securities
                                                        and other investment companies advised by Warburg.

Howard Conroy, CPA (44)                                 Vice President and Chief Financial Officer
466 Lexington Avenue                                    Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                           1992; Officer of other investment companies advised by
                                                        Warburg.

Daniel S. Madden, CPA (32)                              Treasurer and Chief Accounting Officer
466 Lexington Avenue                                    Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                           1995; Associated with BlackRock Financial Management, Inc.
                                                        from September 1994 to October 1996; Associated
                                                        with BEA Associates from April 1993 to September
                                                        1994; Officer of other investment companies
                                                        advised by Warburg.

Janna Manes (30)                                        Assistant Secretary
466 Lexington Avenue                                    Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                           1996; Associated with the law firm of Willkie Farr &
                                                        Gallagher from 1993 to 1996; Officer of other
                                                        investment companies advised by Warburg.

                  No employee of Warburg, PFPC Inc., the Trust's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. Each Trustee who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500, and $250 for each meeting of the Board attended by him for his services as Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Trustees' Compensation

                                             Total             Total Compensation from
                                       Compensation from       all Investment Companies
     Name of Trustee                         Trust               Managed by Warburg+*
     ---------------                         -----               --------------------
John L. Furth**                               None                        None
Arnold M. Reichman**                          None                        None
Richard N. Cooper                           $1,500                     $44,500
Donald J. Donahue***                        $1,500                     $44,500
Jack W. Fritz                               $1,500                     $44,500
Jeffrey E. Garten****                         None                        None
Thomas A. Melfe                             $1,500                     $44,500
Alexander B. Trowbridge                     $1,500                     $44,500

----------------------------

+ Amounts shown are estimates of future payments to be made in the fiscal year ending December 31, 1997 pursuant to existing arrangements.

* Each Trustee also serves as a Director or Trustee of 24 investment companies advised by Warburg.

** Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg, and, accordingly, receive no compensation from the Trust or any other investment company advised by Warburg.

***      Mr. Donahue resigned as Trustee of the Trust effective February 6,
         1998.

**** Mr. Garten became a Trustee of the Trust effective February 6, 1998 and, accordingly, received no compensation from the Trust for the fiscal year ended December 31, 1997.

         As of March 31, 1998, no Trustees or officers of the Trust owned any of the outstanding shares of the Portfolios.

Portfolio Managers

                  Emerging Markets Portfolio. Richard H. King, Co-Portfolio Manager of the Emerging Markets Portfolio, also manages other Warburg Pincus Funds. From 1968 to 1982, he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984, Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) from 1985 to 1986 which grew from $3 million to over $100 million during this two-year period. Mr. King earned a B.A. degree from Durham University in England.


                  Vincent J. McBride, Co-Portfolio Manager of the Emerging Markets Portfolio, also manages other Warburg Pincus Funds. Prior to joining Warburg in 1994, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

                  Morid Kamshad, Associate Portfolio Manager of the Emerging Markets Portfolio, is a Vice President of Warburg and serves there as an international equity associate portfolio manager/research analyst. Prior to joining Warburg, Mr. Kamshad was a senior investment manager at Pictet
Asset Management from 1995 to 1997. From 1994 to 1995 he was an investment analyst at HSBC Asset Management, prior to which time he was a business development manager at Air Products and Chemicals-France. Mr. Kamshad received his M.B.A. from I.E.S.E. in Barcelona and his B.S. from the University of Colorado.

                  International Equity Portfolio. Mr. King and Mr. McBride, described above, are also Co-Portfolio Managers of the International Equity Portfolio.

                  Harold W. Ehrlich, Co-Portfolio Manager of the International Equity Portfolio, also manages other Warburg Pincus Funds. Prior to joining Warburg in February 1995, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986, and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from University of Florida and earned his Chartered Financial Analyst designation in 1990.

                  Nancy Nierman, Associate Portfolio Manager of the International Equity Portfolio, also manages other Warburg Pincus Funds. Ms. Nierman, a Vice President of Warburg, serves as a European equity analyst and has been with Warburg since April 1996, before which time she was a vice president at Fiduciary Trust Company International from 1990 to 1996 and an international equity trader at TIAA-CREF from 1985 to 1990. She received her B.B.A degree from Baruch College in 1985.

                  Growth & Income Portfolio. Brian S. Posner, Portfolio Manager of the Growth & Income Portfolio also manages other Warburg Pincus Funds. Prior to joining Warburg, Mr. Posner was employed from 1987 to 1996 by Fidelity Investments, where, most recently, he was the vice president and portfolio manager of the Fidelity Equity-Income II Fund. Mr. Posner received an undergraduate degree from Northwestern University and his M.B.A. in finance from the University of Chicago.

                  Post-Venture Capital Portfolio. Elizabeth B. Dater is Co-Portfolio Manager of the Post-Venture Capital Portfolio and manages other Warburg Pincus Funds. Prior to joining Warburg in 1978, she was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

                  Stephen J. Lurito is Co-Portfolio Manager of the Post-Venture Capital Portfolio and manages other Warburg Pincus Funds. Mr. Lurito has been with Warburg since 1987. Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.

                  Robert S. Janis and Christopher M. Nawn are Associate Portfolio Managers and Research Analysts of the Post-Venture Portfolio and of other Warburg Pincus Funds. Prior to joining Warburg in October 1994, Mr. Janis was a vice president and senior research analyst at U.S. Trust Company of New York. He earned B.A. and M.B.A. degrees from the University of Pennsylvania. Prior to joining Warburg in September 1994, Mr. Nawn was a senior sector analyst and portfolio manager at the Dreyfus Corporation. He earned a B.A. degree from the Colorado College and an M.B.A. degree from the University of Texas.

                  Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Post-Venture Capital Portfolio's investments in Private Funds. Abbott also acts as sub-investment adviser for other Warburg Pincus Funds. Prior to co-founding a predecessor of Abbott in 1986, Mr. Held had been an investment analyst and portfolio manager at Manufacturers Hanover Investment Corporation since 1970, before which time he had been a security analyst with Weis, Voisin, Cannon, Inc., L.M. Rosenthal & Co., Shearson, Hammill & Co. and Standard & Poor's Corporation. Mr. Held earned an M.B.A. from New York University, an M.A. from Columbia University and a B.A. from Queens College.

                  Prior to joining a predecessor of Abbott in 1989, Mr. Gray was an assistant vice president at Commerzbank Capital Markets Corporation, where he managed the area responsible for underwriting and distributing all new issues of securities. Prior to this, he was an associate with Credit Commercial de France in Paris in the Corporate Finance Department. Mr. Gray received his B.A. in History from the University of Pennsylvania and his M.B.A. in Finance from New York University. He is also a Chartered Financial Analyst.

                  Small Company Growth Portfolio. Ms. Dater and Mr. Lurito, described above, are also Co-Portfolio Managers of the Small Company Growth Portfolio.

Investment Advisers and Co-Administrators

                  Warburg serves as investment adviser to the Portfolios, Abbott serves as sub-investment adviser to the Post-Venture Capital Portfolio, and Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Trust pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). The services provided by, and the fees payable by the Trust to, Warburg under the Advisory Agreements, Counsellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectus. These fees are calculated at an annual rate based on a percentage of a Portfolio's average daily net assets. See the Prospectuses, "Management of the Portfolio(s)." The advisory fees earned by Warburg and the co-administration fees earned by PFPC and Counsellors Service, respectively, for the last three fiscal years are described below.

Advisory Fees earned by Warburg for the fiscal years ended December 31 (portions of fees waived, if any, are noted in parentheses next to the amount earned)*

                                      1995                              1996                            1997
                              -----------------------       -------------------------        -------------------------
Growth & Income                    N/A            N/A              N/A            N/A        $    2,055       ($ 2,055)
International Equity          $120,130       ($47,206)      $2,217,681       ($79,157)       $3,592,157              0
Post-Venture Capital **            N/A            N/A       $    6,696       ($ 6,696)       $  386,073       ($55,829)

Small Company Growth          $218,618       ($47,601)      $2,100,487       ($10,689)       $4,349,002              0

* During the fiscal year ended December 31, 1995, Warburg also reimbursed expenses of $39,973 and $8,512 to the International Equity and Small Company Growth Portfolios, respectively. During the fiscal period ended December 31, 1996, Warburg also reimbursed expenses of $15,007 to the Post-Venture Capital Portfolio. During the fiscal year ended December 31, 1997, Warburg also reimbursed expenses of $23,347 to the Growth & Income Portfolio.

** From its investment advisory fee, Warburg pays Abbott a sub-investment advisory fee for its services to the Post-Venture Capital Portfolio. No compensation is paid by the Post-Venture Capital Portfolio to Abbott for its sub-investment advisory services.

Co-Administration Fees earned by PFPC for the fiscal years ended December 31 (portions of fees waived, if any, are noted in parentheses next to the amount earned)

                                        1995                           1996                            1997
                              ----------------------         ----------------------         -----------------------
Growth & Income                   N/A            N/A              N/A           N/A         $    411          ($411)
International Equity          $14,416        ($5,665)        $263,565       ($2,836)        $409,216              0
Post-Venture Capital              N/A            N/A         $    536         ($536)        $ 30,886       ($30,886)
Small Company Growth          $24,291        ($5,289)        $233,388       ($1,188)        $471,801              0

Co-Administration Fees earned by Counsellors Service for the fiscal years ended December 31

                                       1995                   1996                1997
                                       ----                   ----                ----
Growth & Income                          N/A                   N/A            $    274
International Equity                 $12,013              $221,792            $359,216
Post-Venture Capital                     N/A              $    536            $ 30,886
Small Company Growth                 $24,291              $233,388            $483,223

                  The Emerging Markets Portfolio commenced operations on December 31, 1997 and, consequently, paid no advisory fees or co-administration fees with respect to the periods shown above.

Custodian and Transfer Agent

                  PNC Bank, National Association ("PNC") serves as custodian of each Portfolio's U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian of the each Portfolio's non-U.S. assets. Each custodian serves pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) makes receipts and disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Trust's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Trust to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Trust and upon the satisfaction of certain other conditions. State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the relevant Portfolio and PNC is authorized to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolios. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Trust

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that Warburg believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                  All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  As described in the Prospectus, shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its per share net asset value. Additional information on how to purchase and redeem a Portfolio's shares and how such shares are priced is included in the Prospectus under "Net Asset Value."

                  Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The discussion set out below of tax considerations generally affecting the Trust and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                  Each Portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Portfolio expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

                  In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. While a Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

                  A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

                  Investments by the Emerging Markets Portfolio in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

                  As described in the Prospectus, because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

Investment in Passive Foreign Investment Companies

                  If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Portfolio to its shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

                  A Portfolio may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio. On October 9, 1997, the Ways and Means Committee of the U.S. Congress approved technical corrections legislation that would treat PFICs as pass-through entities for purposes of applying the 20% rate to the portion of a PFIC's long-term gain attributable to assets held more than 18 months.

                  Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in a Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. The aggregate total return for the fiscal periods ended December 31, 1997, were as follows (performance figures calculated without the waiver of fees by a Portfolio's service provider(s), if any, are noted in italics):

                                         One-Year                       Since Inception (Date)
                                -------------------------          ----------------------------
Growth & Income                  N/A                N/A                3.89%               2.50%*
                                                                  (10/31/97)
International Equity            (2.26%)            (2.26%)             5.85%               5.77%
                                                                   (6/30/95)
Post-Venture Capital            13.34%             13.01%              8.37%               8.13%
                                                                   (9/30/96)
Small Company Growth            15.73%             15.73%             22.03%              22.03%
                                                                   (6/30/95)

---------------------

*   Non-annualized.

                  The Emerging Markets Portfolio commenced operations on December 31, 1997, and accordingly, no performance information is available for this Portfolio.

                  Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n) = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

                  A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

                  A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section. See the Prospectus, "Performance."

                  Warburg believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research has indicated that volatility can be significantly decreased when international equities are added.

                  To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International
(EAFE) Europe, Australasia, Far East Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 14 of the last 26 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.

                                           EAFE INDEX VS. S&P 500 INDEX
                                                     1972-1997
                                                ANNUAL TOTAL RETURN+
              YEAR                                  EAFE(R)INDEX                           S&P 500 INDEX
              ----                                  ------------                           -------------
              1972*                                     33.28                                 15.63
              1973*                                    -16.82                                -17.37
              1974*                                    -25.60                                -29.72
              1975                                      31.21                                 31.55
              1976                                       -.36                                 19.15
              1977*                                     14.61                                -11.50
              1978*                                     28.91                                  1.06
              1979                                       1.82                                 12.31
              1980                                      19.01                                 25.77
              1981*                                     -4.85                                 -9.73
              1982                                      -4.63                                 14.76
              1983*                                     20.91                                 17.27
              1984*                                      5.02                                  1.40
              1985*                                     52.97                                 26.33
              1986*                                     66.80                                 14.62
              1987*                                     23.18                                  2.03
              1988*                                     26.66                                 12.40
              1989                                       9.22                                 27.25
              1990                                     -24.71                                 -6.56
              1991                                      10.19                                 26.31
              1992                                     -13.89                                  4.46
              1993*                                     30.49                                  7.06
              1994*                                      6.24                                 -1.54
              1995                                       9.42                                 34.11
              1996                                       4.40                                 20.26
              1997                                       0.24                                 31.01

-----------------

+        Without reinvestment of dividends.

* The EAFE Index has outperformed the S&P 500 Index 14 out of the last 26 years.

Source:  Morgan Stanley Capital International; Bloomberg Financial Markets


                  The quoted performance information shown above is not intended to indicate the future performance of the International Equity Portfolio. Advertising or supplemental sales literature relating to the Portfolio may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Portfolio differs from the EAFE(R) Index in composition.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements for the Trust that are incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for the Trust as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                                  MISCELLANEOUS

                  As of March 31, 1998, the name, address and percentage ownership of each person that owned of record 5% or more of a Portfolio's outstanding shares were as follows. Except for Warburg, none of the persons listed below is the beneficial owner of these shares.

Emerging Markets                 Warburg                                                               99.96%

Growth & Income                  Nationwide Life Insurance Company                                     63.29%
                                 NWVA-9
                                 c/o IPO Portfolio Accounting
                                 P.O. Box 182029,
                                 Columbus, OH 43218-2029

                                 Warburg                                                               36.70%

International Equity             Nationwide Variable Account II ("Nationwide II")                      78.03%
                                 c/o IPO Portfolio Accounting
                                 P.O. Box 182029,
                                 Columbus, OH 43218-2029

                                 Equitable Life Insurance Company of Iowa                              14.22%
                                 Separate Account A,
                                 604 Locust Street,
                                 Des Moines, IA 50309-3705

Post-Venture Capital             Nationwide II                                                         43.74%

                                 Pruco Life Flexible Premium                                           36.08%
                                 Variable Annuity Account, 1111 Durham Avenue
                                 South Plainfield, NJ 07080-2305

                                 Fidelity Investments                                                   9.94%
                                 Life Insurance Company
                                 82 Devonshire St. #R25B
                                 Boston, MA 02109-3605

Small Company Growth             Nationwide II                                                         53.70%

                                 IDS Life Insurance Company                                            37.20%
                                 Attn: Craig Lindo
                                 IDS Tower 10 T11/1646
                                 Minneapolis, MN 55440

                              FINANCIAL STATEMENTS

                  The Trust's audited financial report dated December 31, 1997, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Growth & Income, International Equity, Post-Venture Capital and Small Company Growth Portfolios included therein. In addition, the audited statement of assets and liabilities of the Emerging Markets Portfolio dated December 31, 1997, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding that Portfolio. The Trust will furnish without charge a copy of its annual report and/or the Emerging Markets Portfolio's statement of assets and liabilities upon request by calling the Trust at (800) 369-2728.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

         To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         The following summarizes the ratings used by Moody's for corporate bonds:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.


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